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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-05773
                                     ---------

                         ING VP Balanced Portfolio, Inc.
                         -------------------------------
               (Exact name of registrant as specified in charter)

               7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

     The Corporation Trust Inc., 300 E. Lombard Street, Baltimore, MD 21202
     ----------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-992-0180

Date of fiscal year end:            December 31
                                    -----------

Date of reporting period:           January 1, 2003 to June 30, 2003
                                    --------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

SEMI-ANNUAL REPORT


(PHOTO OF COMPASS)
June 30, 2003


Classes R and S

ING VARIABLE PRODUCT PORTFOLIOS
INTERNATIONAL EQUITY PORTFOLIO

ING VP International Equity Portfolio

DOMESTIC EQUITY GROWTH PORTFOLIOS

ING VP Growth Portfolio
ING VP Small Company Portfolio
ING VP Technology Portfolio

DOMESTIC EQUITY VALUE PORTFOLIO

ING VP Value Opportunity Portfolio

DOMESTIC EQUITY AND INCOME PORTFOLIOS

ING VP Balanced Portfolio
ING VP Growth and Income Portfolio

FIXED INCOME PORTFOLIOS

ING VP Bond Portfolio
ING VP Money Market Portfolio


                                                                (ING FUNDS LOGO)

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter......................................    1
Portfolio Managers' Reports:
  International Equity Portfolio........................    2
  Domestic Equity Growth Portfolios.....................    4
  Domestic Equity Value Portfolio.......................   10
  Domestic Equity and Income Portfolios.................   12
  Fixed Income Portfolios...............................   16
Index Descriptions......................................   19
Statements of Assets and Liabilities....................   20
Statements of Operations................................   22
Statements of Changes in Net Assets.....................   24
Financial Highlights....................................   29
Notes to Financial Statements...........................   38
Portfolios of Investments...............................   47
Director and Officer Information........................   83

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO]

JAMES M. HENNESSY

Dear Shareholder,

It would be an understatement to refer to this past year as a challenging one for investors. In the past twelve months, there have been a number of events on the geopolitical front and numerous economic setbacks that have tested investor resilience.

We are now in the third year of one of the longest economic downturns in U.S. history. And although few of us will take much comfort in the fact that we have coped through a particularly challenging time, perhaps we should.

We at ING Funds remain optimistic about the future. We acknowledge the recent difficulties, but we also prefer to look at the positives that have emerged in the wake of those difficulties. For instance, the quick actions on the part of the financial industry and government regulators following a string of recent corporate scandals may have helped regain investor trust as well as introduce new accounting standards that may bring permanent improvements to our industry.

Although I do not wish to overstate my enthusiasm, I do believe that the gradual market upturn of recent months supports our long-held philosophy that it is important for investors to remain focused on their long-term goals and maintain reasonable expectations.

We remain committed to providing quality service and innovative products to help meet the needs of our investors,and we are excited and optimistic about the future.

On behalf of ING Funds, I thank you for your continued support and confidence and look forward to serving you in the future.

Sincerely,

/s/ James M. Hennessy
James M. Hennessy
President
ING Funds
August 15, 2003

ING VP INTERNATIONAL EQUITY PORTFOLIO                 PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: A team of the Sub-Adviser's equity investment specialists, ING Aeltus Investment Management, Inc., -- the Sub-Adviser.

GOAL: ING VP International Equity Portfolio (the "Portfolio") seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States.

MARKET OVERVIEW: A hesitant international economy and the looming hostilities in Iraq exerted strong downward pressure on international equity markets through mid-March. In Asia, the already problematic outlook was compounded by the outbreak of the Severe Acute Respiratory Syndrome (SARS) virus. In tandem with Wall Street, international markets began a remarkable recovery once the U.S. invaded Iraq. The notable exception was Japan, where initially forced selling of blue-chip shares by domestic institutions restricted gains. In May and June, however, this pressure had abated and the Japanese market was the best performing region. For the period as a whole, the Developed Asia/Australia region (+16.0%) showed the highest return, followed by Pan-Europe (+11.2%) and Japan (+3.1%). The depreciation of the U.S. dollar during the period, especially against the euro, bolstered the dollar-based return significantly.

PERFORMANCE: For the six months ended June 30, 2003, the Portfolio's Class R shares, excluding any charges, returned 6.92% compared to MSCI EAFE Index, which returned 9.85% for the same period.

PORTFOLIO SPECIFICS: The Portfolio performance was characterized by a sharp reversal of fortune of the cyclically sensitive and the weakly capitalized stocks within the benchmark. The Portfolio, with its relative emphasis on well-financed companies with strong and sustainable growth prospects, consequently underperformed vis-a-vis the benchmark. This trend was especially acute from mid-March through May. In Japan this trend was compounded by the forced liquidation of relatively liquid and higher quality stocks. At the regional level, the performance shortfall arose almost entirely from adverse stock selection in Japan. European stock selection contributed marginally to the Portfolio's underperformance, while in Developed Asia/Australia a small negative contribution was recorded. Across the Portfolio, sector allocation added no value. The positive impacts of underweights in consumer staples and materials and the overweight of telecom were effectively neutralized by the Portfolio's overweight positions in energy and utilities and the underweight exposure to industrials.

Adverse stock selection in the industrials, consumer staples, consumer discretionary, and financials sectors held back performance, while stocks within information technology added value. The largest individual negative was our lack of any holdings in the strongly recovering Barclays PLC (a British bank). Two other poor performers were Numico NV, a Dutch food producer with operational problems at its U.S. subsidiary, and Japanese grocer Ito-Yokado, which incurred unexpectedly high restructuring costs. Hong Kong trading and property conglomerate Li & Fung contributed the most positively after management had upgraded its earnings target. Telecom Italia was also a noteworthy contributor after the merger with part of the Olivetti group.

MARKET OUTLOOK: Investors are hoping for a recovery in corporate spending in the U.S., as the European economies remain mired in a broad based slowdown. Globally, the balance sheet and earnings deterioration appear to be stabilizing. European companies should be able to achieve some earnings growth through cost-cutting. Fears of a credit crunch have eased in Europe due to lower interest rates and improving balance sheets. Deferred capital spending is also leading to increased obsolescence, especially in technology, suggesting that this category should start slowly improving later this year. On balance, the economic slowdown seems to have run its course and is allowing markets to project resumed earnings growth within the next year. The latest rally seems to be more sustainable than the many false starts we have had in the bear market. Under anything but a Japanese style deflation scenario, to which we attach only a small probability, the mid-March lows represent a major cyclical bottom. We have adopted a slight pro-cyclical stance in Europe and are becoming less defensive in Japan. In the short run, some consolidation is possible ahead of more concrete signs of an economic recovery. As the second half of the year progresses, increasing economic and earnings estimates allow for further modest upside from current levels.

PORTFOLIO MANAGERS' REPORT                 ING VP INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                               AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2003
                             ----------------------------------------------------------------------------------------------------
                                                                               SINCE INCEPTION                    SINCE INCEPTION
                                                                                  OF CLASS R                        OF CLASS S
                             1 YEAR                   5 YEAR                       12/22/97                          11/01/01
                             ------                   ------                       --------                          --------
Class R                      -12.03%                  -6.84%                        -2.31%                                 --
Class S                      -12.23%                      --                            --                            -10.74%
MSCI EAFE Index               -6.06%                  -3.68%                        -0.70%(1)                          -2.03%

Based upon a $10,000 initial investment, the table above illustrates the total return of ING VP International Equity Portfolio against the MSCI EAFE Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 01/01/98.

PRINCIPAL RISK FACTOR(S): Those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. International investing does pose special risks including currency fluctuations, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

                See accompanying index descriptions on page 19.

ING VP GROWTH PORTFOLIO                               PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: A team of the Sub-Adviser's equity investment specialists led by Kenneth Bragdon, CFA, ING Aeltus Investment Management, Inc., -- the Sub-Adviser.

GOAL: ING VP Growth Portfolio (the "Portfolio") seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

MARKET OVERVIEW: After beginning the year with a 9% decline, the market began to rally in mid-March and rose nearly 21% from it's lows through the end of June. The rally reflected the easing of geopolitical tensions, as the war in Iraq was relatively short, and optimism that the passage of a new economic stimulus package would have a positive impact on U.S. economic growth. Economically sensitive sectors, such as technology and consumer discretionary stocks, outperformed during the first half. Sectors that benefited most from the cut in the dividend tax rate, such as utilities, also performed well during the period.

PERFORMANCE: For the six months ended June 30, 2003, the Portfolio's Class R shares, excluding any charges, provided a total return of 14.01% compared to the Russell 1000 Growth Index, which returned 13.09% for the same period.

PORTFOLIO SPECIFICS: Strong stock selection in the health care and consumer discretionary sectors were the biggest contributors to relative performance. In the health care sector, our holdings in Aetna, Inc. rose sharply during the first half. Aetna's first-quarter earnings beat consensus by 56%, and forward-earnings estimates were raised significantly. Aetna has made significant progress narrowing the profitability gap between them and their managed care peers. In the information technology sector, our holdings in internet commerce stocks such as Yahoo! Inc. and Expedia significantly outperformed, reflecting strong secular growth trends and unexpected positive earnings.

Our performance was hurt by poor stock selection in the technology and producer durables sectors. In the technology sector, a still challenging economy combined with ongoing pressure on technology budgets led to disappointing sales from Intuit and Hewlett-Packard in the first quarter. Other names, including Microchip and Texas Instruments, had to reduce their earnings outlook due, in part, to the impact of the Severe Acute Respiratory Syndrome (SARS) outbreak in Asia. During the recent rally we were hurt by being overweight more reliable, but slower growth names such as anti-virus maker Symantec, and underweight more volatile, but potentially faster growing names such as semiconductor maker Intel. In the producer durables sector, our investment in Parker Hannifin, a supplier of industrial parts, declined due to softer than expected results from its fluid control and aerospace businesses. These soft trends caused the company to lower earnings guidance for the year.

MARKET OUTLOOK: With the military action in Iraq now largely behind us, investors' attention has turned toward the prospects for economic growth in the U.S. In this regard, we remain optimistic that the combination of stimulative tax policy, accommodative monetary policy, low interest rates and a weaker dollar will combine to drive relatively strong economic growth in the months ahead. Despite the recent rally, equity valuations remain attractive relative to other asset classes, in our view. We continue to believe that these factors create a positive backdrop for the equity markets overall, and for growth stocks in particular. As always, we continue to invest in companies displaying positive business momentum and attractive valuation.

PORTFOLIO MANAGERS' REPORT                               ING VP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                               AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2003
                              ---------------------------------------------------------------------------------------------------
                                                                               SINCE INCEPTION                    SINCE INCEPTION
                                                                                  OF CLASS R                        OF CLASS S
                              1 YEAR                  5 YEAR                       12/13/96                          11/01/01
                              ------                  ------                       --------                          --------
Class R                       -2.38%                  -4.71%                         4.16%                                --
Class S                       -2.63%                      --                            --                            -9.50%
Russell 1000 Growth Index      2.94%                  -5.03%                         2.67%(1)                         -6.62%

Based upon a $10,000 initial investment, the table above illustrates the total return of ING VP Growth Portfolio against the Russell 1000 Growth Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 12/01/96.

PRINCIPAL RISK FACTOR(S): Those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. Historically, growth-oriented stocks have been more volatile than value-oriented stocks. The value of convertible securities may fall when interest rates rise.

                See accompanying index descriptions on page 19.

ING VP SMALL COMPANY PORTFOLIO                        PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: A team of the Sub-Adviser's equity investment specialists led by Carolie Burroughs, CFA, ING Aeltus Investment Management, Inc. -- the Sub-Adviser.

INVESTMENT OBJECTIVE: ING VP Small Company Portfolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

MARKET OVERVIEW: Funds flowed out of the U.S. equities market during the first half of the six-month period ended June 30, 2003, as the threat of war with Iraq rattled investors' nerves. The uncertainty surrounding the multitude of possible outcomes of a confrontation with Iraq consumed Americans. This distraction stifled consumer spending and paralyzed corporate decision making, essentially slowing down an already anemic economic recovery. By March, it was almost certain that there would be a U.S.-led invasion of Iraq. The market began to rally in anticipation of a successful outcome.

The market rallied for the remainder of the period as the news flow turned positive. Hussein's regime crumbled. First quarter earnings were better than expected for U.S. companies. Consumer confidence increased. Finally, President Bush's second tax cut package was approved, which sent a strong signal to the market that this administration was committed to supporting the U.S. economy in its recovery. For the six months ended June 30, 2003, the S&P 500 Index was up 11.77%, the Russell 1000 Index was up 12.34%, the Nasdaq Composite Index was up 21.82%, and the S&P 600 Index was up 12.94%.

Speculation in the market has continued since the fourth quarter 2002. This is evidenced by the Russell 2000 Index's ongoing outperformance over the S&P Small Cap 600 Index. For the six months ended June 30, 2003, the Russell 2000 Index returned 17.88%. Technology, biotechnology, and telecommunications were some of the big winners, regardless of whether fundamentals supported the stock prices. During the period, the best performing sectors in the Index were technology and healthcare. Consumer staples and autos and transportation were the worst performing sectors. The Russell 2000 Growth Index beat the Russell 2000 Value Index by almost 275 bps.

PERFORMANCE: For the six months ended June 30, 2003, the Portfolio's Class R shares, excluding any charges, returned 13.88%, underperforming the benchmark, the Russell 2000 Index, which returned 17.88% over the same period.

PORTFOLIO SPECIFICS: Stock selection in the technology and producer durables sectors contributed positively to the Portfolio's performance. Stock selection in the consumer discretionary and materials and processing sectors contributed negatively to the Portfolio's performance. Our underweight position in the materials and processing sector helped performance, while our slight underweight position in healthcare hurt performance.

The largest individual positive contributors to performance during the period were SanDisk, InterDigital Communications, and Flagstar Bancorp. The largest negative contributors were NPS Pharmaceuticals, Sierra Pacific Resources, and Palm.

During the period we shifted to a slight underweight position in the financial services sector. In preparation for the Russell rebalance (effective June 30), we increased our weight in the consumer discretionary sector and slightly increased our weight in the technology sector. We raised about 5% in cash by selling some of the larger stocks in the Portfolio that were migrating to the Russell 1000 Index. We will hold futures while we finish investing this money in smaller, less liquid stocks. Following the rebalance, our weight in technology is higher than our target weight due to the timing of the sale of two large positions in stocks that moved to the Russell 1000 Index. We will finalize the changes to the Portfolio pertaining to the Russell rebalance by mid-July. These include achieving our target weight in the technology sector, lowering the number of holdings to 115-120, and completely eliminating the futures position. We maintain the +/-5% collar for all of our sector active weights and a style neutral position to avoid being harmed by market reversals. On average, our cash position has been 2-4%.

MARKET OUTLOOK: We expect the market rally to pause going into the second quarter earnings season as stock fundamentals catch up with stock prices, or visa-versa. Although volatility declined by almost 50% during the period, we expect it to move between the highs and the lows achieved during the last six months. With volatility at these levels, we expect speculative investors to remain in the small cap space, perpetuating a market that may not consistently reward stocks with good fundamentals. Despite the current environment, we expect smaller capitalization stocks to outperform for the remainder of 2003. First, small cap stocks have historically outperformed during post-recession recovery periods. The U.S. economic recovery is slowly building momentum, as evidenced by the monthly economic data. The Federal Reserve Board implemented its thirteenth rate cut this quarter, indicating that it will do what is necessary to keep the economic recovery on track. Second, small cap companies have reported better earnings and revenues, year-to-date, and announced better business guidance going forward for 2003. Finally, active large cap managers are looking for opportunities further down the asset class spectrum, and both private equity investors and public companies have money to invest.

PORTFOLIO MANAGERS' REPORT                        ING VP SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

                                                 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2003
                                 ------------------------------------------------------------------------------------------------
                                                                                 SINCE INCEPTION                  SINCE INCEPTION
                                                                                   OF CLASS R                       OF CLASS S
                                 1 YEAR                  5 YEAR                     12/27/96                         11/01/01
                                 ------                  ------                     --------                         --------
Class R                          -6.04%                   3.68%                       8.87%                               --
Class S                          -5.83%                      --                          --                           -1.87%
Russell 2000 Index               -1.64%                   0.97%                       4.69%(1)                         4.27%

Based upon a $10,000 initial investment, the table above illustrates the total return of ING VP Small Company Portfolio against the Russell 2000 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 01/01/97.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. The Portfolio may invest in foreign securities. International investing does pose special risks including currency fluctuations, economical and political risks not found in domestic investments. Risks of foreign investing are generally intensified in emerging markets. The value of convertible securities may fall when interest rates rise.

                See accompanying index descriptions on page 19.

ING VP TECHNOLOGY PORTFOLIO                           PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Ronald E. Elijah and Roderick R. Berry, AIC Asset Management, LLC -- the Sub-Adviser.

GOAL: ING VP Technology Portfolio (the "Portfolio") seeks long-term capital appreciation.

MARKET OVERVIEW: During the first half of 2003, the market continued to move off the bottom established in early October 2002. However, this recovery has not been without volatility. Uncertainty brought about by the conflict in the Mid-East, saber rattling in North Korea, the Severe Acute Respiratory Syndrome
(SARS) epidemic in Asia, as well as growing concerns of deflation all contributed to the violent market swings that investors had to endure. Despite the uncertainties, the market has continued to "climb the wall of worry", as the NASDAQ Composite rewarded investors with a 21.8% return in the first half of the year.

Since our year-end 2002 commentary we have seen the major economic indicators continue to show gradual improvement. In most areas this improvement continued in the second quarter. As we monitor the economy's progress, we generally track data in four key areas, the health of the consumer, capital expenditure levels, inflation/deflation, and economic stimulus trends. In our view, consumer confidence has continued to be a key component in the economic recovery. That confidence may be affected by recent unemployment news, with weekly jobless claims remaining over the critical 400,000 level for the entire second quarter, and the unemployment rate spiking to 6.4% in June. However, we remind investors that employment tends to be a lagging indicator in a recovery, and in our experience unemployment levels tend to peak nearly a year after the equity markets have begun their recovery. Despite rising unemployment, consumer confidence improved markedly in the second quarter over the first quarter. We have also seen continued strength in the housing market with May housing starts up 12.5%. In retail sales, spending on electronics and appliances rose 2.9% in May, the biggest increase in 18 months.

Of course much of the resilience of the consumer can be attributed to the aggressive monetary and fiscal stimulus efforts that have taken place. In June, the Federal Open Market Committee (FOMC) elected to drop short-term rates another 25 basis points -- the 13th rate cut since easing began. The impact of these rate cuts has perhaps aided the consumer the most in the form of mortgage re-financings. In addition, the President recently signed a new tax relief program, which will start benefiting consumers in the second half of the year.

The Federal Reserve Board ("Fed") would not be able to maintain the easing campaign if there was any threat of inflation. Indeed, the greater fear now is that Japanese style deflation may strangle the economy. Fed Chairman Alan Greenspan has made it clear that he will not stop short of printing currency to prevent such deflation. His actions appear to be working as the long-end of the yield curve is beginning to rise and the recently released PPI number for June showed a 0.5% increase.

Finally, the biggest drag on the economy continues to be the absence of any rebound in capital expenditures. After indicating expansion in the first quarter, the ISM manufacturing index once again dipped below 50 in the second quarter, signifying a further contraction of the manufacturing sector. Unfortunately, over-capacity remains throughout much of the economy and will take some time to be absorbed. On a positive note, capacity utilization in the semiconductor industry has improved significantly and the resulting pricing power that is now evident will be a positive for our semiconductor and semiconductor equipment investments in the second half of the year.

PERFORMANCE: For the six months ended June 30, 2003, the Portfolio's Class R shares, excluding any charges, returned 16.16% compared to the Goldman Sachs Technology Industry Composite Index, which returned 21.83% for the same period.

PORTFOLIO SPECIFICS: Primarily due to its large capitalization focus, the Portfolio under-performed its peer group in the first quarter, as smaller capitalization stocks led the early gains from the market bottom in October of 2002. However, as the rally broadened during the second quarter to include the large capitalization industry leaders, the Portfolio performed more in line with its peer group and the NASDAQ Composite index.

Leading the way for performance during the first half of the year was the Portfolio's holdings in the semiconductor and semiconductor capital equipment segments. Of the Portfolio's top-10 performing holdings during the first half of the year, seven were in these two categories. The most disappointing investment segment during the first half of the year was software, which significantly under-performed the market. Fortunately, this segment only made up 14% of the Portfolio exiting the first half of 2003. During the first half, our investment in BMC Software was down 5%, our investment in Intuit was down 5% and our investment in Oracle was up 11%. Our largest portfolio investment, Microsoft was down 1%.

For the first half of the year, the best performing individual investments in the Portfolio were, Best Buy (+82%), Lam Research (+69%), Ebay (+53%), Analog Devices (+46%) and Taiwan Semiconductor (+43%).

During the first half of the year we have made some small changes to the sector weightings of the Portfolio. Most notable is the reduction in the Portfolio's software exposure. Since the beginning of the year, the software exposure has been trimmed from 21% to 14%. With the proceeds from these sales, we have increased our exposure to semiconductor equipment companies from 14% to 19%. With capital expenditure levels continuing to be weak, we wanted to reduce the Fund's exposure to companies that depend on long-lead time, multi-million dollar software implementation programs. With capacity tightening in the semiconductor industry, we also felt it was a good time to increase the Portfolio's exposure in semiconductor equipment companies. Due to improving fundamentals, we also increased the semiconductor mix slightly.

MARKET OUTLOOK: With the commencement of an economic recovery last fall, our strategy for the Portfolio has been to maintain an over-weight position in the most cyclical sub-sector of the highly cyclical information technology sector, semiconductors. As has been proven in countless economic cycles before, we continue to believe that the semiconductor sub-sector will outperform as the economic recovery proceeds. To date, the sub-sector has indeed outperformed the market

PORTFOLIO MANAGERS' REPORT                           ING VP TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

during the recovery, but the Portfolio's performance has been somewhat muted versus our peer group due to the large capitalization focus of the Portfolio. Similar to past economic recoveries, small capitalization technology stocks have outperformed during the early months. In fact, many highly speculative small capitalization companies with no earnings have seen their stock prices more than double year-to-date. We will continue to focus the Portfolio on investments in information technology industry leaders with growing market share and healthy cash flows and believe investors may be rewarded with market and peer group out-performance as the recovery progresses.

From an economic standpoint, the recovery continues to gradually muddle its way through. Despite headline unemployment numbers that show little progress, we continue to see evidence of a sustainable recovery. The end of the Iraq conflict coupled with an extremely low rate environment has boosted consumer confidence well ahead of what we saw in the first quarter. This has resulted in modest gains in consumer spending. This rise in consumer spending also comes at a time when inventory levels remain at historic lows. This has resulted in price stability and, in some cases, an increase in pricing power, across many of the sub-sectors we invest in. In fact, memory semiconductor pricing has been steadily rising recently both in the spot market and in new contracts.

We are starting to see early signs of increased capital spending on technology products. For instance, during the second quarter, PC unit growth reached 10%. This is where one would logically expect to see capital spending improve initially, as the life expectancy of technology tends to be much shorter than other areas of capital expenditure. In addition, technology helps improve worker productivity -- an important feature when one considers the downsizing that many companies have recently endured.

With continued strong fiscal and monetary stimulus, low inventory levels, improving consumer confidence and an aging installed base of technology products, we anticipate a continuation of the recovery in the information technology sector.

                                                             AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2003
                                                         ------------------------------------------------------------------------
                                                                                 SINCE INCEPTION                  SINCE INCEPTION
                                                                                   OF CLASS R                       OF CLASS S
                                                         1 YEAR                     05/01/00                         11/01/01
                                                         ------                     --------                         --------
Class R                                                  -5.79%                      -31.04%                               --
Class S                                                  -6.10%                           --                          -15.46%
Goldman Sachs Technology Industry Composite Index         8.57%                      -31.17%                          -10.16%

Based upon a $10,000 initial investment, the table above illustrates the total return of ING VP Technology Portfolio against the Goldman Sachs Technology Industry Composite Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

PRINCIPAL RISK FACTOR(S): Those generally attributable to stock investing. The Portfolio concentrates its investments in information technology industries and will tend to experience more volatility than funds not concentrated in one industry. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings. The value of convertible securities may fall when interest rates rise.

                See accompanying index descriptions on page 19.

ING VP VALUE OPPORTUNITY PORTFOLIO                    PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: A team of the Sub-Adviser's equity investment specialists led by Donald Townswick, CFA, ING Aeltus Investment Management, Inc., -- the Sub-Adviser.

GOAL: ING VP Value Opportunity Portfolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

MARKET OVERVIEW: The first half of 2003 marked a return to positive territory for the S&P 500 Index, with the Index increasing 11.77% for the six months ended June 30, 2003. The positive first half performance was led by a blistering 15.37% increase in the second quarter. Investors showed their fondness for equities once again, as the Iraqi War came to an end. Resolution of this conflict allowed investors to refocus on the markets, and less on the uncertain geo-political events abroad. The Federal Reserve Board and Washington both did their parts to create a favorable environment for equities compared to fixed income through a low interest rate environment and a tax rate reduction on dividends.

PERFORMANCE: For the six months ended June 30, 2003, the Portfolio's Class R shares, excluding any charges, returned 9.72%, compared to the S&P 500 Index which returned 11.77% for the same period.

PORTFOLIO SPECIFICS: The Portfolio experienced strong performance in the finance sector due to its positions in Bear Stearns and Countrywide Financial Corp. Bear Stearns posted its fifth consecutive earnings increase during the first quarter as record low interest rates boosted its mortgage-securities business. Strong refinancing volumes helped Countrywide Financial Corp to post record numbers. Unfortunately, the strong performance in the finance sector was offset by poor performance in the utilities sector. Slow customer growth caused telecommunication stocks to underperform the market for the quarter. The Portfolio was hurt by holdings in AT&T and SBC Communications. Jones Apparel was another stock that had a negative impact on performance during the period as a licensing dispute with Polo Ralph Lauren Corp. caused the stock to drop for the quarter.

For the second half of the reporting period, the market's performance was dominated by high beta stocks. In turn, we benefited from owning such high beta stocks as Cisco and JP Morgan. On the other hand, holding low beta stocks, such as Anheuser Busch and Kellogg, was a drag on performance for the quarter. It is difficult for a risk-controlled portfolio to outperform in this type of environment. Individual stocks that hurt performance included Procter & Gamble, which underperformed after tornado damage forced the temporary closing of its plant in Tennessee, and weakness in the Asian markets caused Qualcom to underperform. In addition, not owning Altria Group, formerly known as Philip Morris, had a negative impact on performance as the stock rose significantly on a favorable legal ruling. Cendant, American Greetings, and Hewlett Packard are holdings that had a positive impact on performance. Cendant was up over 44% for the quarter and American Greetings was up almost 50%. Hewlett Packard's second quarter sales and profit exceeded analysts' forecasts and the stock was up over 37% for the quarter. Overall, sector selection had a negative impact on performance. A 13% difference in return between the best performing sector and the worst performing sector caused small active sector weights to have a larger impact on performance than if the inter-sector spread was narrower. We benefited from being overweight technology but were hurt by an underweight position in utilities, the best performing sector.

MARKET OUTLOOK: We believe that the bear market may be over and expect to see a shift to a market driven more by fundamentals rather than concerns over war and anxiety over corporate scandals. The uncertainty over the war with Iraq is behind us. In addition, positive macro economic conditions such as higher gross domestic product growth, low inflation, and low interest rates suggest that we may be in the early stages of a bull market. We believe that our quantitative stock selection process coupled with our disciplined risk controls on size, style and beta may help us to perform well in this environment.

PORTFOLIO MANAGERS' REPORT                    ING VP VALUE OPPORTUNITY PORTFOLIO
--------------------------------------------------------------------------------

                                                 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2003
                                 ------------------------------------------------------------------------------------------------
                                                                                 SINCE INCEPTION                  SINCE INCEPTION
                                                                                   OF CLASS R                       OF CLASS S
                                 1 YEAR                  5 YEAR                     12/13/96                         07/16/01
                                 ------                  ------                     --------                         --------
Class R                          -9.40%                   1.07%                       8.30%                                --
Class S                          -9.58%                      --                          --                           -14.33%
S&P 500 Index                     0.25%                  -1.61%                       5.45%(1)                         -9.24%(2)

Based upon a $10,000 initial investment, the table above illustrates the total return of ING VP Value Opportunity Portfolio against the S&P 500 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 12/01/96.

(2) Since inception performance for the index is shown from 08/01/01.

PRINCIPAL RISK FACTOR(S): Those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. The value of convertible securities may fall when interest rates rise.

                See accompanying index descriptions on page 19.

ING VP BALANCED PORTFOLIO                             PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Neil Kochen, CFA and James B. Kauffman, ING Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: ING VP Balanced Portfolio (the "Portfolio") seeks to maximize investment return consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the judgement of the Portfolio's management, of which of those sectors or mix thereof offers the best investment prospects.

MARKET OVERVIEW: For the period, stocks outperformed bonds and small-caps outperformed large-caps as the equity markets rallied in the second quarter. The outperformance of the Portfolio's equity component was driven by the strong small-cap market, which helped the equity component beat the Standard and Poor's 500 Index ("S&P 500") and by modest outperformance of the fixed income component, relative to the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate").

PERFORMANCE: For the six months ended June 30, 2003, the Portfolio's Class R shares, excluding any charges, returned 9.60% compared to the Composite Index (60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index), which returned 8.67% for the same period.

PORTFOLIO SPECIFICS: Sector allocation was strong across all market caps and sectors, but the Portfolio was particularly aided by overweights in technology and consumer discretionary and underweights in telecom and consumer staples. Security selection helped performance in health care and financial names, but detracted from results in materials and consumer discretionary. Some stocks adding the most to performance were General Electric, Flagstar Bancorp and Citigroup, while some names detracting the most from performance were American International Group, Sprint and Pepsi Bottling Group.

The fixed income component modestly outperformed the Lehman Aggregate Index. The Portfolio's short duration at the end of the reporting period hurt performance. Duration measures a portfolio's sensitivity to interest rate changes and is expressed in years. So by being short duration, our portfolio rose in value by less than the benchmark as interest rates fell. This drag on performance was offset by our overweighting in credit sectors, which boosted relative returns as all credit sectors have posted positive excess returns year-to-date. Credit sectors are those with higher credit risks than Treasuries. They do well during periods when investors lower the extra return they demand for the risk involved. The utilities sector was the biggest winner, with 5.82% of excess returns; industrials returned 3.73%; and financials were up 3.40%. Commercial mortgages returned 1.59%, and asset-backed securities, which tend to be shorter in duration, posted 1.26% of excess returns. Positive contributors to performance also included an underweight in mortgages, which are facing a perilous environment: 95% of the outstanding paper is refinance-able. With the average dollar price over $104, the prospect of receiving a large portion of your mortgage portfolio back at $100 is not a happy one. The sector produced 0.46% of excess return. An overall yield advantage to the benchmark contributed positively to overall results.

MARKET OUTLOOK: Despite all the negative events, which weighed on the economy and markets for the past 12 months, the market appears to have bottomed in March 2003. There are currently a significant number of market and economic supports in place that should aid momentum in the market in the future. Interest rates are at a 40-year low, with the Federal Reserve indicating it has no interest in raising rates until economic growth is firmly entrenched. Fiscal policy is also very accommodative, with the recent $350 billion tax cut front-loaded to stimulate the economy in 2003 and 2004. The dollar, which declined from multi-year highs, will give U.S. firms pricing advantage in overseas markets and enhance large cap multinational profitability. Consumer confidence is rising rapidly after the end of the Iraqi conflict, as it did in 1991. Record mortgage refinancing and recent tax relief have left the consumer with a great deal of liquidity, to invest or spend. Funds have recently begun to flow from very low yielding money market mutual funds back into equities. For the first quarter of 2003, corporate profitability rose above analyst estimates, but due more to increased efficiency and productivity than from a general rise in demand. Manufacturing inventories are at record low levels. Any demand created by a very accommodative monetary and fiscal policy will have to translate into increased production and employment. Technology capital replacement has already been in evidence for several quarters, which has in turn helped support the NASDAQ relative to other indices. We look for the current gradual recovery in the economy and the markets to continue and build momentum through the third and fourth quarters of this year.

PORTFOLIO MANAGERS' REPORT                             ING VP BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                                               AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2003
                                                              ------------------------------------------------------------------
                                                                                                                SINCE INCEPTION
                                                                                                                  OF CLASS S
                                                               1 YEAR          5 YEAR          10 YEAR             05/29/03
                                                               ------          ------          -------             --------
Class R                                                         3.98%           2.35%            8.95%                   --
Class S                                                            --              --               --                0.95%
S&P 500 Index                                                   0.25%          -1.61%           10.04%                1.28%(1)
Lehman Brothers Aggregate Bond Index                           10.40%           7.55%            7.21%               -0.20%(1)
Composite Index (60% S&P 500 Index/
  40% Lehman Brothers Aggregate Bond
  Index)                                                        4.85%           2.46%            9.24%                0.69%(1)

Based upon a $10,000 initial investment, the table above illustrates the total return of ING VP Balanced Portfolio against the S&P 500 Index, Lehman Brothers Aggregate Bond Index and Composite Index (60% S&P 500 Index, 40% Lehman Brothers Aggregate Bond Index). The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 06/01/03.

PRINCIPAL RISK FACTOR(S): Those generally attributable to stock and bond investing. Because the Portfolio's assets are allocated between equities and fixed income securities, the Portfolio may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. Investments in high yield bonds are high risk investments. Certain high yield/high risk bonds carry particular market, prepayment and credit risks and may experience greater volatility in market value than investment grade corporate bonds. International investing does pose special risks including currency fluctuations, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

                See accompanying index descriptions on page 19.

ING VP GROWTH AND INCOME PORTFOLIO                    PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals, each of whom specializes in a particular asset class, led by Donald Townswick, CFA, ING Aeltus Investment Management, Inc., -- the Sub-Adviser.

GOAL: ING VP Growth and Income Portfolio (the "Portfolio") seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

MARKET OVERVIEW: The first half of 2003 marked a return to positive territory for the S&P 500 Index, with the Index increasing 11.77% for the six months ended June 30, 2003. The positive first half performance was led by a blistering 15.37% increase in the second quarter. Investors showed their fondness for equities once again, as the Iraqi War came to an end. Resolution of this conflict allowed investors to refocus on the markets, and less on the uncertain geo-political events abroad. The Federal Reserve Board and Washington both did their parts to create a favorable environment for equities compared to fixed income through a low interest rate environment and a tax rate reduction on dividends.

PERFORMANCE: For the six months ended June 30, 2003, the Portfolio's Class R shares, excluding any charges, returned 10.14%, compared to the S&P 500 Index, which returned 11.77% for the same period.

PORTFOLIO SPECIFICS: Strong performance at the beginning of the reporting period in the finance sector due to positions in Bear Stearns and Countrywide Financial Corp. was offset by poor performance in the utilities and consumer discretionary sectors. Slow customer growth caused telecommunication stocks to underperform the market in the first quarter. The Portfolio was hurt by holdings in AT&T and SBC Communications. Jones Apparel was a consumer stock that had a negative impact on performance during the period as licensing dispute with Polo Ralph Lauren Corp. caused the stock to drop. Sector selection had a slightly positive impact on performance as we benefited from being overweight health care, the best performing sector, and from not owning any stocks in the commercial services sector. In contrast, being overweight consumer staples was a drag on performance.

During the second quarter, the high beta stocks within the S&P 500 Index significantly outperformed low beta stocks. Because our risk controls prevent us from owning a portfolio of all high beta stocks, this was a drag on performance. In addition, Procter & Gamble underperformed significantly after tornado damage forced the temporary closing of its snack plant in Tennessee, and weakness in the Asian markets caused Qualcom to underperform. Not owning Altria Group, formerly known as Philip Morris, had a negative impact on performance as the stock was up significantly. Cendant, Hewlett Packard, and Merrill Lynch had a positive impact on performance as all posted robust gains. Overall, sector selection had a negative impact on performance. A large inter-sector spread caused small active sector weights to have a notable impact on performance. The Portfolio benefited from being overweight technology but was hurt by its underweight position in utilities, the best performing sector.

MARKET OUTLOOK: We believe that the bear market may be over and expect to see a shift to a market driven more by fundamentals rather than concerns over war and anxiety over corporate scandals. The uncertainty over the war with Iraq is behind us. In addition, positive macro economic conditions such as higher gross domestic product growth, low inflation, and low interest rates suggest that we may be in the early stages of a bull market. We believe that our quantitative stock selection process coupled with our disciplined risk controls on size, style and beta may help us to perform well in this environment.

PORTFOLIO MANAGERS' REPORT                    ING VP GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2003
                                                     ----------------------------------------------------------------------------
                                                                                                                  SINCE INCEPTION
                                                                                                                    OF CLASS S
                                                     1 YEAR              5 YEAR              10 YEAR                 06/11/03
                                                     ------              ------              -------                 --------
Class R                                              -5.93%              -6.47%               6.03%                       --
Class S                                                  --                  --                  --                   -2.26%
S&P 500 Index                                         0.25%              -1.61%              10.04%                    1.28%(1)

Based upon a $10,000 initial investment, the table above illustrates the total return of ING VP Growth and Income Portfolio against the S&P 500 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 06/01/03.

PRINCIPAL RISK FACTOR(S): Those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. International investing involves special risks including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. Risks of foreign investing are generally intensified for investment in emerging markets. In exchange for higher growth potential, investing in stocks of mid-sized and smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. The value of convertible securities may fall when interest rates rise.

                See accompanying index descriptions on page 19.

ING VP BOND PORTFOLIO                                 PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: James B. Kauffman, ING Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: ING VP Bond Portfolio (the "Portfolio") seeks to maximize total return consistent with reasonable risk, through investments in a diversified portfolio consisting of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

MARKET OVERVIEW: Despite the uncertainties surrounding the war in Iraq, all credit sensitive sectors rallied significantly in the first half of 2003; yields on the Treasury curve dropped as well. By the second quarter, strong buying from Asian central banks and mortgage hedgers propelled the 10-year Treasury from 3.80% to a low 3.10% only to see it retreat to 3.45% by quarter-end. China was reported to have been buying up to $600 million a day of short U. S. government paper, and their foreign reserves ballooned to $340 billion. As summer approached incipient signs of domestic economic stability, improving financial conditions, a firmer dollar, and positive equity markets resulted in rising rates for investment grade bonds. Nevertheless, the Lehman Brothers Aggregate Bond Index is up year-to-date by 3.93%.

The Federal Reserve Board ("Fed") sent an unequivocal message to the markets with the release of its May policy statement: "The probability of an unwelcome substantial fall in inflation, though minor, exceeds that of a pickup in inflation from its already low level." Subsequent comments from Fed officials reiterated their concern about the tepid recovery and "corrosive deflation." The Fed concerns coupled with mediocre economic numbers and no signs of core inflation fueled a strong rally in bonds in May. However, the governors presented a more sanguine economic outlook by the June Federal Open Markets Committee meeting. While the Fed did drop overnight rates to 1.00%, the bond market backed off as many participants had hoped for a larger ease of 50 basis points.

PERFORMANCE: For the six months ended June 30, 2003, the Portfolio's Class R shares, excluding any charges, returned 5.25% compared to the Lehman Brothers Aggregate Bond Index, which returned 3.93% for the same period.

PORTFOLIO SPECIFICS: The Portfolio's short duration at the end of the reporting period hurt performance. Duration measures a portfolio's sensitivity to interest rate changes and is expressed in years. So by being short duration, our portfolio rose in value by less than the benchmark as interest rates fell. This drag on performance was offset by our overweighting in credit sectors, which boosted relative returns as all credit sectors have posted positive excess returns year-to-date. Credit sectors are those with higher credit risks than Treasuries. They do well during periods when investors lower the extra return they demand for the risk involved. The utilities sector was the biggest winner, with 5.82% of excess returns; industrials returned 3.73%; and financials were up 3.40%. Commercial mortgages returned 1.59%, and asset-backed securities, which tend to be shorter in duration, posted 1.26% of excess returns. Positive contributors to performance also included an underweight in mortgages, which are facing a perilous environment: 95% of the outstanding paper is refinance-able. With the average dollar price over $104, the prospect of receiving a large portion of your mortgage portfolio back at $100 is not a happy one. The sector produced 0.46% of excess return. An overall yield advantage to the benchmark contributed positively to overall results.

At present we have a significant exposure to two non-index sectors: high yield and emerging market debt. Both commitments enhanced our performance versus the index as the emerging market sector produced 8.41% of excess return and the high yield sector, 7.73% excess return.

MARKET OUTLOOK: Weak aggregate demand has followed the capital expenditure binge years of the late 1990s, and this phenomenon is global in nature. Many economists contend that gross domestic product must come in above 3.5% for an extended period in order for deflationary concerns to abate. We believe that the stimulative effects of negative real rates, a weaker dollar, and tax cuts will eventually boost the domestic economy out of its lethargy. The Fed is intent on fomenting the "animal spirits" of capital markets, and the American homeowner is once again reaping the rewards of cheap mortgage rates some of which may find its way into consumer spending.

The big questions for bond investors are how long rates will stay relatively low and when and how fast the economy will gain traction. A yield of 3.45% on the 10-year Treasury looks very low when compared to the interest rates witnessed in the 1980s and 1990s, but so-called low yields are not unusual in the context of rates from the end of WW II until the oil embargoes of the 1970s. Clearly, the late June retreat in bond prices was the result of unsustainable, near-term supply and demand technicals, and now market pundits will be looking for data confirming their forward-looking, bullish economic outlook.

In response to these historically low interest rates, we are slightly short in duration, and we continue our underweight in mortgages.

PORTFOLIO MANAGER'S REPORT                                 ING VP BOND PORTFOLIO
--------------------------------------------------------------------------------

                                                     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED JUNE 30, 2003
                                         ----------------------------------------------------------------------------------------
                                                                                                                  SINCE INCEPTION
                                                                                                                    OF CLASS S
                                         1 YEAR                  5 YEAR                  10 YEAR                      5/3/02
                                         ------                  ------                  -------                      ------
Class R                                  11.02%                  7.03%                    6.78%                           --
Class S                                  10.80%                     --                       --                       11.05%
Lehman Brothers Aggregate Bond Index     10.40%                  7.55%                    7.21%                    10.46%(1)

Based upon a $10,000 initial investment, the table above illustrates the total return of ING VP Bond Portfolio against the Lehman Brothers Aggregate Bond Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from 05/01/02.

PRINCIPAL RISK FACTOR(S): Those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates. For all bonds there is a risk that the issuer will default. High-yield bonds generally are more susceptible to the risk of default than higher rated bonds. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

                See accompanying index descriptions on page 19.

ING VP MONEY MARKET PORTFOLIO                         PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: A team of the Sub-Adviser's fixed-income specialists led by Jennifer J. Thompson, CFA, ING Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: ING VP Money Market Portfolio (the "Portfolio") seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

MARKET OVERVIEW: The first half of 2003 was eventful and volatile. During the first quarter, the markets and the world watched as United Nations weapons inspectors combed Iraq for weapons of mass destruction. President Bush set forth Iraq's continued violations of U.N. resolutions and prepared America and the world for war with or without U.N. Security Council support. Ultimately, in March, a U.S./U.K.-led coalition declared war on Iraq and, in April, the coalition was successful in ousting Saddam Hussein and liberating Iraqi citizens from the brutal dictator. In early May, President Bush declared an end to major combat in Iraq.

The war and the build up to war virtually paralyzed the economy in the first quarter. The "political uncertainty" manifested itself in declining employment and low consumer confidence and spending, reduced business spending, higher energy prices and related stresses on the airline and transportation industries. Even the Federal Reserve Board's ("Fed") Federal Open Market Committee ("FOMC") admitted its inability to characterize the risks to the economy at its March 18th FOMC meeting.

The second-quarter war-related euphoria, however, was short-lived on Wall Street as market participants quickly changed their focus to the U.S. economy. During the quarter, Fed Chairman Greenspan and other Fed officials began discussing the low level of price inflation in the U.S. Fed officials emphasized that a substantial fall in inflation would be an unwelcome development. Chairman Greenspan stated in testimony to Congress in May that though the risks of deflation are minor, the consequences are severe enough to merit consideration of possible measures to address it.

In total, the market first interpreted these comments to mean that the Fed Funds target rate of 1.25% would be kept low for an extended period of time. However, as the quarter progressed and the risks of deflation became the focus, market participants began pricing in a Fed ease of 25 basis points and, at times, a strong probability of a 50 basis point ease. Ultimately, the Fed lowered rates by 25 basis points at its June 25th FOMC meeting, leaving the Fed Funds target at 1.00% -- the lowest level since 1958.

The LIBOR curve was flat and, at times, inverted throughout the first half. One-month LIBOR began the period at 1.38% and ended it at 1.12%. Twelve-month LIBOR went from approximately 1.45% to 1.19% by the period end. The steepness of the curve remained the same at 7 bps with some significant volatility during the period associated with the underpinnings of war, a lackluster economy and discussions of declining price inflation by Fed officials.

PORTFOLIO SPECIFICS: In the generally flat interest rate environment, strategies used to add higher yielding securities to the Portfolio included increasing purchases of floating rate notes (which reset at higher yields than commercial paper, certificates of deposit and bank notes), and purchasing callable paper. We attempted to take advantage of the volatility in 12-month LIBOR and purchased long paper whenever rates backed up. In addition to adding yield, this was also used as a hedge to a decline in the Fed Funds target rate. Using such strategies, the average maturity of the portfolio remained longer than competitors throughout the period and was 67 days at the end of June versus 57 days for the benchmark.

MARKET OUTLOOK: In early July, market participants are beginning to wonder whether the economic paralysis in the first half of the year was really war-related. Some economic indicators, at times, seem to signal recovery. However, employment levels remain subdued and business excess capacity remains high. For now, the LIBOR yield curve remains very flat and market participants have no conviction about the direction of interest rates going forward.

With this backdrop, we will keep most purchases very short -- in the one-month to three-month area -- until the direction of the economy becomes detectable.

PRINCIPAL RISK FACTOR(S): Investments in the Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike many money market funds, the Portfolio is not managed to maintain a constant net asset value. Instead, the net asset value will change with the value of the investments in the Portfolio.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The GOLDMAN SACHS TECHNOLOGY INDUSTRY COMPOSITE INDEX is a widely recognized, unmanaged index of technology stocks.

The INSTITUTE FOR SUPPLY MANAGEMENT INDEX is a composite index based on the seasonally adjusted diffusion indices for five indicators with varying weights:
New Orders -- 30%; Production -- 25%; Employment -- 20%; Supplier Deliveries -- 15%; and Inventories -- 10%, based on data compiled from monthly replies to questions asked of purchasing and supply executives in over 400 industrial companies.

The LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

The LONDON INTERBANK OFFERING RATE (LIBOR) yield is the interest rate at which banks offer to lend money to one another in the wholesale money markets in London.

The MSCI EAFE INDEX is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

The NASDAQ COMPOSITE INDEX is a broad-based capitalization-weighted index of all Nasdaq National Market and SmallCap stocks.

The RUSSELL 1000 GROWTH INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth.

The RUSSELL 2000 INDEX is an unmanaged index that measures the performance of securities of small companies.

The STANDARD & POOR'S 500 INDEX is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

The STANDARD & POOR'S SMALLCAP 600 INDEX is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $820 million.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

      STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                       ING VP              ING VP             ING VP             ING VP              ING VP
                                   INTERNATIONAL           GROWTH          SMALL COMPANY       TECHNOLOGY       VALUE OPPORTUNITY
                                  EQUITY PORTFOLIO        PORTFOLIO          PORTFOLIO         PORTFOLIO            PORTFOLIO
                                  ----------------        ---------          ---------         ---------            ---------
ASSETS:
Investments in securities at
  value*                            $ 31,697,560        $ 198,364,340      $316,523,422       $ 54,994,903        $226,715,780
Short-term investments at
  amortized cost                         401,000            6,688,000        11,510,000          3,716,000           4,787,000
Cash                                       1,812                1,042                --                955                 560
Cash collateral for futures                   --              270,750           792,000                 --                  --
Foreign currencies at value**            689,695                   --                --                 --                  --
Receivables:
  Investment securities sold             146,925            2,464,183        24,507,616                 --           2,127,607
  Portfolio shares sold                   63,698                   --                --                 --                  --
  Dividends and interest                 131,177               84,744           217,860              7,354             173,000
  Futures variation margin                    --                   --            54,450                 --                  --
  Other                                    4,556                   14                --              7,033                  --
Prepaid expenses                             396                2,092             5,630              1,356               5,901
Reimbursement due from manager             5,128                   --                --                 --                  --
                                    ------------        -------------      ------------       ------------        ------------
  Total assets                        33,141,947          207,875,165       353,610,978         58,727,601         233,809,848
                                    ------------        -------------      ------------       ------------        ------------
LIABILITIES:
Payable for investment
  securities purchased                    18,721            1,364,029        11,593,471                 --           1,456,589
Payable for futures variation
  margin                                  23,710                   --                --                 --                  --
Payable for portfolio shares
  redeemed                                     3                   --                --                 --                  --
Payable to affiliates                     25,297              108,745           217,521             47,308             122,348
Payable to custodian                          --                   --           134,761                 --                  --
Payable for director fees                    452                5,717             5,702              1,237               2,046
Other accrued expenses and
  liabilities                             89,011               60,420            70,327             34,591              59,178
                                    ------------        -------------      ------------       ------------        ------------
  Total liabilities                      157,194            1,538,911        12,021,782             83,136           1,640,161
                                    ------------        -------------      ------------       ------------        ------------
NET ASSETS                          $ 32,984,753        $ 206,336,254      $341,589,196       $ 58,644,465        $232,169,687
                                    ============        =============      ============       ============        ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                     $ 64,923,617        $ 425,488,770      $377,831,946       $120,721,210        $295,061,662
Undistributed net investment
  income (accumulated net
  investment loss)                       685,924              109,871         1,246,327           (226,450)          2,783,016
Accumulated net realized loss on
  investments, futures and
  foreign currencies                 (33,025,958)        (233,683,763)      (73,958,076)       (61,256,983)        (85,700,548)
Net unrealized appreciation
  (depreciation) on investments,
  futures and foreign currencies         401,170           14,421,376        36,468,999           (593,312)         20,025,557
                                    ------------        -------------      ------------       ------------        ------------
NET ASSETS                          $ 32,984,753        $ 206,336,254      $341,589,196       $ 58,644,465        $232,169,687
                                    ============        =============      ============       ============        ============
------------------
*  Cost of investments in
  securities                        $ 31,267,389        $ 183,770,141      $279,972,903       $ 55,588,215        $206,690,223
** Cost of foreign currencies       $    696,660        $          --      $         --       $         --        $         --
CLASS R
  Net assets                        $ 32,936,401        $ 206,223,066      $341,244,504       $ 58,636,604        $230,728,075
  Shares authorized                  100,000,000          100,000,000       100,000,000        100,000,000         100,000,000
  Par value                         $      0.001        $       0.001      $      0.001       $      0.001        $      0.001
  Shares outstanding                   5,326,717           26,416,788        23,500,367         18,956,616          21,528,143
  Net asset value and redemption
    price per share                 $       6.18        $        7.81      $      14.52       $       3.09        $      10.72
CLASS S
  Net assets                        $     48,352        $     113,188      $    344,692       $      7,861        $  1,441,612
  Shares authorized                  100,000,000          100,000,000       100,000,000        100,000,000         100,000,000
  Par value                         $      0.001        $       0.001      $      0.001       $      0.001        $      0.001
  Shares outstanding                       7,835               14,560            23,713              2,551             135,002
  Net asset value and redemption
    price per share                 $       6.17        $        7.77      $      14.54       $       3.08        $      10.68

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                        ING VP               ING VP                ING VP              ING VP
                                                       BALANCED         GROWTH AND INCOME           BOND            MONEY MARKET
                                                      PORTFOLIO             PORTFOLIO            PORTFOLIO           PORTFOLIO
                                                      ---------             ---------            ---------           ---------
ASSETS:
Investments in securities at value*                 $1,270,419,915       $ 3,479,190,278       $1,335,646,053      $1,457,931,484
Short-term investments at amortized cost                53,030,368            42,305,000          163,156,595                  --
Cash                                                            --                 4,237               23,905                  --
Foreign currencies at value**                                   69                14,647                  169                  --
Swap contracts at value                                    194,138                    --              591,101                  --
Receivables:
  Investment securities sold                           118,993,509            38,980,828          227,126,829                  --
  Dividends and interest                                 5,231,141             2,833,688           11,620,558           4,201,030
  Other                                                        146                   947                   62               1,660
Prepaid expenses                                            12,935                40,781               24,193              19,696
                                                    --------------       ---------------       --------------      --------------
  Total assets                                       1,447,882,221         3,563,370,406        1,738,189,465       1,462,153,870
                                                    --------------       ---------------       --------------      --------------
LIABILITIES:
Payable for investment securities purchased            160,624,291            27,785,537          368,029,445          13,987,517
Payable to affiliates                                      573,925             1,586,411              519,013             350,582
Payable to custodian                                        12,067                    --                   --              16,625
Payable for director fees                                   25,393                78,346               22,994              26,517
Other accrued expenses and liabilities                     221,863               562,133              180,619             183,166
                                                    --------------       ---------------       --------------      --------------
  Total liabilities                                    161,457,539            30,012,427          368,752,071          14,564,407
                                                    --------------       ---------------       --------------      --------------
NET ASSETS                                          $1,286,424,682       $ 3,533,357,979       $1,369,437,394      $1,447,589,463
                                                    ==============       ===============       ==============      ==============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                     $1,431,831,070       $ 6,506,416,509       $1,250,986,632      $1,444,031,955
Undistributed net investment income                     36,279,840            17,550,895           20,634,162           7,475,340
Accumulated net realized gain (loss) on
  investments, futures, foreign currencies and
  swaps                                               (249,429,862)       (3,403,276,506)          64,353,391          (4,506,979)
Net unrealized appreciation on investments,
  futures, foreign currencies and swaps                 67,743,634           412,667,081           33,463,209             589,147
                                                    --------------       ---------------       --------------      --------------
NET ASSETS                                          $1,286,424,682       $ 3,533,357,979       $1,369,437,394      $1,447,589,463
                                                    ==============       ===============       ==============      ==============
------------------
*  Cost of investments in securities                $1,202,870,419       $ 3,066,568,037       $1,302,773,953      $1,457,342,337
** Cost of foreign currencies                       $           70       $        14,743       $          161      $           --
CLASS R
  Net assets                                        $1,286,410,185       $ 3,533,239,102       $1,281,099,833      $1,447,589,463
  Shares authorized                                  2,000,000,000             unlimited            unlimited           unlimited
  Par value                                         $        0.001       $         1.000       $        1.000      $        1.000
  Shares outstanding                                   109,434,874           221,278,398           89,956,322         112,324,849
  Net asset value and redemption price per share    $        11.76       $         15.97       $        14.24      $        12.89
CLASS S
  Net assets                                        $       14,497       $       118,877       $   88,337,561                 n/a
  Shares authorized                                  2,000,000,000             unlimited            unlimited                 n/a
  Par value                                         $        0.001       $         1.000       $        1.000                 n/a
  Shares outstanding                                         1,233                 7,445            6,212,140                 n/a
  Net asset value and redemption price per share    $        11.75       $         15.97       $        14.22                 n/a

                 See Accompanying Notes to Financial Statements

  STATEMENTS OF OPERATIONS for the six months ended June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                        ING VP              ING VP            ING VP             ING VP              ING VP
                                    INTERNATIONAL           GROWTH         SMALL COMPANY       TECHNOLOGY       VALUE OPPORTUNITY
                                   EQUITY PORTFOLIO       PORTFOLIO          PORTFOLIO         PORTFOLIO            PORTFOLIO
                                   ----------------       ---------          ---------         ---------            ---------
INVESTMENT INCOME:
  Dividends (net of foreign
    taxes)*                          $    497,024        $    738,580      $  1,526,432       $     38,680        $  1,761,036
  Interest                                  4,702              46,271            78,740             18,819              20,526
                                     ------------        ------------      ------------       ------------        ------------
    Total investment income               501,726             784,851         1,605,172             57,499           1,781,562
                                     ------------        ------------      ------------       ------------        ------------
EXPENSES:
  Investment management fees              127,417             562,620         1,093,022            236,813             635,084
  Distribution and service
    fees:
    Class S                                    32                  92               278                  9               1,491
  Transfer agent fees                       5,611               5,072             5,400              4,860               5,400
  Administrative service fees               8,244              51,573            80,155             13,710              58,216
  Shareholder reporting expense             5,249               8,514            14,202              5,637              10,093
  Registration fees                         2,949                  --               754                262               1,137
  Professional fees                        14,257              16,097            18,364             12,958              16,282
  Custody and accounting
    expense                                58,950              18,970            45,895              2,076              30,600
  Directors' fees                             773               5,595             9,968                803               3,254
  Miscellaneous expense                     2,978               6,447             9,971              2,071               7,309
                                     ------------        ------------      ------------       ------------        ------------
    Total expenses                        226,460             674,980         1,278,009            279,199             768,866
                                     ------------        ------------      ------------       ------------        ------------
Less:
  Net waived and reimbursed
    (recouped) fees                        53,526                  --                --             (4,750)                 --
                                     ------------        ------------      ------------       ------------        ------------
    Net expenses                          172,934             674,980         1,278,009            283,949             768,866
                                     ------------        ------------      ------------       ------------        ------------
  Net investment income (loss)            328,792             109,871           327,163           (226,450)          1,012,696
                                     ------------        ------------      ------------       ------------        ------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS,
  FUTURES AND FOREIGN
  CURRENCIES:
  Net realized gain (loss) on:
    Investments                          (891,374)         (1,783,787)         (376,153)        (3,446,014)         (7,171,975)
    Futures and forward foreign
      currency exchange
      contracts                           (25,287)            570,800                --                 --                  --
    Foreign currency related
      transactions                         25,523                  --                --                 --                  --
                                     ------------        ------------      ------------       ------------        ------------
    Net realized loss                    (891,138)         (1,212,987)         (376,153)        (3,446,014)         (7,171,975)
                                     ------------        ------------      ------------       ------------        ------------
  Net change in unrealized
    appreciation (depreciation)
    on:
    Investments                         2,888,192          26,416,408        40,944,314         11,214,767          26,517,076
    Futures and forward foreign
      currency exchange
      contracts                           (23,677)           (172,823)          (81,520)                --                  --
    Foreign currency related
      transactions                        (15,574)                 --                --                 --                  --
                                     ------------        ------------      ------------       ------------        ------------
    Net change in unrealized
      appreciation                      2,848,941          26,243,585        40,862,794         11,214,767          26,517,076
                                     ------------        ------------      ------------       ------------        ------------
  Net realized and unrealized
    gain on investments,
    futures and foreign
    currencies                          1,957,803          25,030,598        40,486,641          7,768,753          19,345,101
                                     ------------        ------------      ------------       ------------        ------------
  INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS        $  2,286,595        $ 25,140,469      $ 40,813,804       $  7,542,303        $ 20,357,797
                                     ============        ============      ============       ============        ============
------------------
* Foreign Taxes                      $     69,393        $         --      $      1,431       $        900        $         --

                 See Accompanying Notes to Financial Statements

  STATEMENTS OF OPERATIONS for the six months ended June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                                             ING VP              ING VP               ING VP            ING VP
                                                            BALANCED        GROWTH AND INCOME          BOND          MONEY MARKET
                                                           PORTFOLIO            PORTFOLIO           PORTFOLIO         PORTFOLIO
                                                           ---------            ---------           ---------         ---------
INVESTMENT INCOME:
  Dividends                                               $  5,505,948        $  27,327,278        $      7,648      $         --
  Interest                                                   9,857,171              285,900          26,473,986        10,154,896
                                                          ------------        -------------        ------------      ------------
    Total investment income                                 15,363,119           27,613,178          26,481,634        10,154,896
                                                          ------------        -------------        ------------      ------------
EXPENSES:
  Investment management fees                                 3,024,390            8,380,658           2,613,422         1,887,007
  Distribution and service fees:
    Class S                                                          3                    8              89,311                --
  Transfer agent fees                                            1,980                9,540              10,299             1,980
  Administrative service fees                                  332,683              921,872             359,346           415,141
  Shareholder reporting expense                                 44,883              140,400              30,675            42,860
  Registration fees                                                 --                    9               3,847             6,188
  Professional fees                                             37,467               61,217              41,764            33,847
  Custody and accounting expense                               158,201              361,104             150,794           212,224
  Directors' fees                                               33,874               75,075              47,029            34,301
  Miscellaneous expense                                         39,504              112,400              39,597            41,028
                                                          ------------        -------------        ------------      ------------
    Total expenses                                           3,672,985           10,062,283           3,386,084         2,674,576
                                                          ------------        -------------        ------------      ------------
  Net investment income                                     11,690,134           17,550,895          23,095,550         7,480,320
                                                          ------------        -------------        ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES, FOREIGN CURRENCIES AND SWAPS:
  Net realized gain (loss) on:
    Investments                                             (1,627,914)        (153,712,360)         40,735,688                --
    Futures, forward foreign currency exchange
      contracts and swaps                                       71,980                   --            (929,380)               --
    Foreign currency related transactions                    1,080,168                4,225           2,655,093                --
                                                          ------------        -------------        ------------      ------------
    Net realized gain (loss)                                  (475,766)        (153,708,135)         42,461,401                --
                                                          ------------        -------------        ------------      ------------
  Net change in unrealized appreciation (depreciation)
    on:
    Investments                                            101,072,846          460,959,273           2,216,918           291,362
    Futures, forward foreign currency exchange
      contracts and swaps                                      279,589                   --               9,803                --
    Foreign currency related transactions                      111,829               10,600              66,566                --
                                                          ------------        -------------        ------------      ------------
    Net change in unrealized appreciation                  101,464,264          460,969,873           2,293,287           291,362
                                                          ------------        -------------        ------------      ------------
  Net realized and unrealized gain on investments,
    futures, foreign currencies and swaps                  100,988,498          307,261,738          44,754,688           291,362
                                                          ------------        -------------        ------------      ------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $112,678,632        $ 324,812,633        $ 67,850,238      $  7,771,682
                                                          ============        =============        ============      ============

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                 ING VP INTERNATIONAL
                                                                   EQUITY PORTFOLIO           ING VP GROWTH PORTFOLIO
                                                              ---------------------------   ----------------------------
                                                               SIX MONTHS                    SIX MONTHS
                                                                 ENDED        YEAR ENDED       ENDED        YEAR ENDED
                                                                JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,
                                                                  2003           2002           2003           2002
                                                                  ----           ----           ----           ----
FROM OPERATIONS:
Net investment income (loss)                                  $    328,792   $    162,363   $    109,871   $    (151,362)
Net realized loss on investments, futures and foreign
  currencies swaps                                                (891,138)    (8,255,262)    (1,212,987)    (70,073,222)
Net change in unrealized appreciation (depreciation) on
  investments, futures and foreign currencies swaps              2,848,941     (4,414,002)    26,243,585     (15,240,955)
                                                              ------------   ------------   ------------   -------------
Net increase (decrease) in net assets resulting from
  operations                                                     2,286,595    (12,506,901)    25,140,469     (85,465,539)
                                                              ------------   ------------   ------------   -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class R                                                               --        (93,596)            --              --
                                                              ------------   ------------   ------------   -------------
Total distributions                                                     --        (93,596)            --              --
                                                              ------------   ------------   ------------   -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                38,211,149     80,512,745     11,055,365      35,492,407
Dividends reinvested                                                    --         93,596             --              --
                                                              ------------   ------------   ------------   -------------
                                                                38,211,149     80,606,341     11,055,365      35,492,407
Cost of shares redeemed                                        (36,437,977)   (87,743,989)   (10,941,678)    (74,579,328)
                                                              ------------   ------------   ------------   -------------
Net increase (decrease) in net asset resulting from capital
  share transactions                                             1,773,172     (7,137,648)       113,687     (39,086,921)
                                                              ------------   ------------   ------------   -------------
Net increase (decrease) in net assets                            4,059,767    (19,738,145)    25,254,156    (124,552,460)
NET ASSETS:
Beginning of period                                             28,924,986     48,663,131    181,082,098     305,634,558
                                                              ------------   ------------   ------------   -------------
End of period                                                 $ 32,984,753   $ 28,924,986   $206,336,254   $ 181,082,098
                                                              ============   ============   ============   =============
Undistributed net investment income at end of period          $    685,924   $    357,132   $    109,871   $          --
                                                              ============   ============   ============   =============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                              ING VP SMALL COMPANY PORTFOLIO   ING VP TECHNOLOGY PORTFOLIO
                                                              ------------------------------   ---------------------------
                                                               SIX MONTHS                       SIX MONTHS
                                                                  ENDED         YEAR ENDED        ENDED        YEAR ENDED
                                                                JUNE 30,       DECEMBER 31,      JUNE 30,     DECEMBER 31,
                                                                  2003             2002            2003           2002
                                                                  ----             ----            ----           ----
FROM OPERATIONS:
Net investment income (loss)                                  $    327,163    $   1,305,149    $   (226,450)  $   (498,251)
Net realized loss on investments, futures and foreign
  currencies                                                      (376,153)     (66,845,231)     (3,446,014)   (15,534,432)
Net change in unrealized appreciation (depreciation) on
  investments, futures and foreign currencies                   40,862,794      (26,970,408)     11,214,767    (15,966,037)
                                                              ------------    -------------    ------------   ------------
Net increase (decrease) in net assets resulting from
  operations                                                    40,813,804      (92,510,490)      7,542,303    (31,998,720)
                                                              ------------    -------------    ------------   ------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class R                                                               --       (1,576,315)             --             --
  Class S                                                               --             (603)             --             --
                                                              ------------    -------------    ------------   ------------
Total distributions                                                     --       (1,576,918)             --             --
                                                              ------------    -------------    ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                55,833,836      175,762,621      27,849,016     66,979,389
Dividends reinvested                                                    --        1,576,918              --             --
                                                              ------------    -------------    ------------   ------------
                                                                55,833,836      177,339,539      27,849,016     66,979,389
Cost of shares redeemed                                        (44,131,915)    (135,522,236)    (22,312,347)   (52,304,809)
                                                              ------------    -------------    ------------   ------------
Net increase in net asset resulting from capital share
  transactions                                                  11,701,921       41,817,303       5,536,669     14,674,580
                                                              ------------    -------------    ------------   ------------
Net increase (decrease) in net assets                           52,515,725      (52,270,105)     13,078,972    (17,324,140)
NET ASSETS:
Beginning of period                                            289,073,471      341,343,576      45,565,493     62,889,633
                                                              ------------    -------------    ------------   ------------
End of period                                                 $341,589,196    $ 289,073,471    $ 58,644,465   $ 45,565,493
                                                              ============    =============    ============   ============
Undistributed net investment income (accumulated net
  investment loss) at end of period                           $  1,246,327    $     919,164    $   (226,450)  $         --
                                                              ============    =============    ============   ============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                          ING VP VALUE OPPORTUNITY PORTFOLIO       ING VP BALANCED PORTFOLIO
                                                          ----------------------------------   ----------------------------------
                                                            SIX MONTHS                           SIX MONTHS
                                                              ENDED             YEAR ENDED         ENDED             YEAR ENDED
                                                             JUNE 30,          DECEMBER 31,       JUNE 30,          DECEMBER 31,
                                                               2003                2002             2003                2002
                                                               ----                ----             ----                ----
FROM OPERATIONS:
Net investment income                                      $  1,012,696        $  1,144,646    $   11,690,134      $   28,271,047
Net realized loss on investments, futures, foreign
  currencies and swaps                                       (7,171,975)        (61,487,644)         (475,766)       (154,844,006)
Net change in unrealized appreciation (depreciation) on
  investments, futures, foreign currencies and swaps         26,517,076          (8,717,153)      101,464,264         (34,537,848)
                                                           ------------        ------------    --------------      --------------
Net increase (decrease) in net assets resulting from
  operations                                                 20,357,797         (69,060,151)      112,678,632        (161,110,807)
                                                           ------------        ------------    --------------      --------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class R                                                            --            (951,142)               --         (14,989,364)
  Class S                                                            --              (3,459)               --                  --
                                                           ------------        ------------    --------------      --------------
Total distributions                                                  --            (954,601)               --         (14,989,364)
                                                           ------------        ------------    --------------      --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                              9,196,383          86,392,780         8,861,214          23,017,801
Dividends reinvested                                                 --             954,601                --          14,989,364
                                                           ------------        ------------    --------------      --------------
                                                              9,196,383          87,347,381         8,861,214          38,007,165
Cost of shares redeemed                                      (9,946,170)        (24,364,504)      (57,888,973)       (230,189,224)
                                                           ------------        ------------    --------------      --------------
Net increase (decrease) in net assets resulting from
  capital share transactions                                   (749,787)         62,982,877       (49,027,759)       (192,182,059)
                                                           ------------        ------------    --------------      --------------
Net increase (decrease) in net assets                        19,608,010          (7,031,875)       63,650,873        (368,282,230)
                                                           ------------        ------------    --------------      --------------
NET ASSETS:
Beginning of period                                         212,561,677         219,593,552     1,222,773,809       1,591,056,039
                                                           ------------        ------------    --------------      --------------
End of period                                              $232,169,687        $212,561,677    $1,286,424,682      $1,222,773,809
                                                           ============        ============    ==============      ==============
Undistributed net investment income at end of period       $  2,783,016        $  1,770,320    $   36,279,840      $   24,589,706
                                                           ============        ============    ==============      ==============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                             ING VP GROWTH AND INCOME PORTFOLIO        ING VP BOND PORTFOLIO
                                                             ----------------------------------   -------------------------------
                                                               SIX MONTHS                           SIX MONTHS
                                                                  ENDED           YEAR ENDED          ENDED          YEAR ENDED
                                                                JUNE 30,         DECEMBER 31,        JUNE 30,       DECEMBER 31,
                                                                  2003               2002              2003             2002
                                                                  ----               ----              ----             ----
FROM OPERATIONS:
Net investment income                                        $   17,550,895    $    37,957,496    $   23,095,550   $   39,840,504
Net realized gain (loss) on investments, futures, foreign
  currencies and swaps                                         (153,708,135)      (891,690,878)       42,461,401       17,457,903
Net change in unrealized appreciation (depreciation) on
  investments, futures, foreign currencies and swaps            460,969,873       (459,505,600)        2,293,287       31,731,171
                                                             --------------    ---------------    --------------   --------------
Net increase (decrease) in net assets resulting from
  operations                                                    324,812,633     (1,313,238,982)       67,850,238       89,029,578
                                                             --------------    ---------------    --------------   --------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income
  Class R                                                                --        (38,495,841)               --      (36,706,026)
  Class S                                                                --                 --                --       (1,364,988)
Net realized gain from investments
  Class R                                                                --                 --                --       (5,077,726)
  Class S                                                                --                 --                --          (25,540)
                                                             --------------    ---------------    --------------   --------------
Total distributions                                                      --        (38,495,841)               --      (43,174,280)
                                                             --------------    ---------------    --------------   --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  7,542,835         27,763,650       142,823,268      265,499,333
Dividends reinvested                                                     --         38,475,273                --       43,149,619
                                                             --------------    ---------------    --------------   --------------
                                                                  7,542,835         66,238,923       142,823,268      308,648,952
Cost of shares redeemed                                        (324,246,068)      (828,611,395)      (96,794,217)    (122,508,850)
                                                             --------------    ---------------    --------------   --------------
Net increase (decrease) in net assets resulting from
  capital share transactions                                   (316,703,233)      (762,372,472)       46,029,051      186,140,102
                                                             --------------    ---------------    --------------   --------------
Net increase (decrease) in net assets                             8,109,400     (2,114,107,295)      113,879,289      231,995,400
NET ASSETS:
Beginning of period                                           3,525,248,579      5,639,355,874     1,255,558,105    1,023,562,705
                                                             --------------    ---------------    --------------   --------------
End of period                                                $3,533,357,979    $ 3,525,248,579    $1,369,437,394   $1,255,558,105
                                                             ==============    ===============    ==============   ==============
Undistributed net investment income (accumulated net
  investment loss) at end of period                          $   17,550,895    $            --    $   20,634,162   $   (2,461,388)
                                                             ==============    ===============    ==============   ==============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                ING VP MONEY MARKET PORTFOLIO
                                                              ---------------------------------
                                                                SIX MONTHS
                                                                   ENDED          YEAR ENDED
                                                                 JUNE 30,        DECEMBER 31,
                                                                   2003              2002
                                                                   ----              ----
FROM OPERATIONS:
Net investment income                                         $     7,480,320   $    24,749,106
Net realized gain on investments                                           --            23,728
Net change in unrealized appreciation (depreciation) on
  investments                                                         291,362          (340,945)
                                                              ---------------   ---------------
  Net increase in net assets resulting from operations              7,771,682        24,431,889
                                                              ---------------   ---------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income                                             (24,741,578)      (57,317,722)
                                                              ---------------   ---------------
Total distributions                                               (24,741,578)      (57,317,722)
                                                              ---------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                1,452,310,168     2,748,252,013
Dividends reinvested                                               24,741,578        57,317,722
                                                              ---------------   ---------------
                                                                1,477,051,746     2,805,569,735
Cost of shares redeemed                                        (1,564,158,836)   (2,739,754,578)
                                                              ---------------   ---------------
Net increase (decrease) in net assets resulting from capital
  share transactions                                              (87,107,090)       65,815,157
                                                              ---------------   ---------------
Net increase (decrease) in net assets                            (104,076,986)       32,929,324
NET ASSETS:
Beginning of period                                             1,551,666,449     1,518,737,125
                                                              ---------------   ---------------
End of period                                                 $ 1,447,589,463   $ 1,551,666,449
                                                              ===============   ===============
Undistributed net investment income at end of period          $     7,475,340   $    24,736,598
                                                              ===============   ===============

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS           ING VP INTERNATIONAL EQUITY PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                          CLASS R
                                                          -----------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED                        YEAR ENDED DECEMBER 31,
                                                           JUNE 30,        ------------------------------------------------------
                                                             2003           2002        2001        2000        1999        1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $         5.78           7.90       10.40       15.92       11.59       10.27
 Income from investment operations:
 Net investment income (loss)                       $         0.02           0.03        0.02       (0.02)      (0.01)       0.07
 Net realized and unrealized gain (loss) on
 investments                                        $         0.38          (2.13)      (2.51)      (3.17)       5.78        1.87
 Total from investment operations                   $         0.40          (2.10)      (2.49)      (3.19)       5.77        1.94
 Less distributions from:
 Net investment income                              $           --           0.02        0.01        0.01        0.15        0.01
 Net realized gains on investments                  $           --             --          --        2.32        1.29        0.61
 Total distributions                                $           --           0.02        0.01        2.33        1.44        0.62
 Net asset value, end of period                     $         6.18           5.78        7.90       10.40       15.92       11.59
 TOTAL RETURN(1):                                   %         6.92         (26.68)     (23.88)     (20.33)      51.33       18.92
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $       32,936         28,917      48,652      52,210      43,548      16,242
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)     %         1.15           1.15        1.15        1.15        1.15        1.15
 Gross expenses prior to expense reimbursement(2)   %         1.51           1.46        1.26        1.34        1.62        1.77
 Net investment income (loss) after expense
 reimbursement(2)(3)                                %         2.19           0.40        0.23       (0.18)       0.13        0.55
 Portfolio turnover rate                            %           33            266         229         212         169         158
---------------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS S
                                                                     -------------------------------------------------
                                                                     SIX MONTHS            YEAR           NOVEMBER 1,
                                                                        ENDED             ENDED            2001(4) TO
                                                                      JUNE 30,         DECEMBER 31,       DECEMBER 31,
                                                                        2003               2002               2001
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $         5.78               7.90              7.38
 Income from investment operations:
 Net investment income                                         $        (0.02)              0.01                --
 Net realized and unrealized gain (loss) on investments        $         0.41              (2.13)             0.52
 Total from investment operations                              $         0.39              (2.12)             0.52
 Net asset value, end of period                                $         6.17               5.78              7.90
 TOTAL RETURN(1):                                              %         6.75             (26.84)             7.05
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $           48                  8                11
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)                %         1.37               1.40              1.39
 Gross expenses prior to expense reimbursement(2)              %         1.73               1.71              1.49
 Net investment income after expense reimbursement(2)(3)       %         1.97               0.15              0.01
 Portfolio turnover rate                                       %           33                266               229
----------------------------------------------------------------------------------------------------------------------

(1) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.

(2) Annualized for periods less than one year.

(3) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(4) Commencement of operations of class.

                 See Accompanying Notes to Financial Statements

ING VP GROWTH PORTFOLIO (UNAUDITED)                         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       CLASS R
                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS
                                                        ENDED                           YEAR ENDED DECEMBER 31,
                                                      JUNE 30,        -----------------------------------------------------------
                                                        2003           2002         2001         2000         1999         1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $          6.85           9.64        14.99        17.32        13.53         9.85
 Income from investment operations:
 Net investment income (loss)                  $          0.00*         (0.01)       (0.01)        0.01         0.03         0.03
 Net realized and unrealized gain (loss) on
 investments                                   $          0.96          (2.78)       (3.87)       (2.02)        4.62         3.68
 Total from investment operations              $          0.96          (2.79)       (3.88)       (2.01)        4.65         3.71
 Less distributions from:
 Net investment income                         $            --             --         0.01         0.01         0.02         0.03
 Net realized gains on investments             $            --           1.46         0.31         0.84           --
 Total distributions                           $            --             --         1.47         0.32         0.86         0.03
 Net asset value, end of period                $          7.81           6.85         9.64        14.99        17.32        13.53
 TOTAL RETURN(2):                              %         14.01         (28.94)      (27.06)      (11.95)       34.97        37.68
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $       206,223        181,029      305,624      460,578      369,845      142,363
 Ratios to average net assets:
 Expenses(3)                                   %          0.72           0.72         0.70         0.70         0.71         0.75
 Net investment income (loss)(3)               %          0.11          (0.06)       (0.08)        0.06         0.20         0.40
 Portfolio turnover rate                       %            83            241          216          179          138          153
---------------------------------------------------------------------------------------------------------------------------------

                                                                                        CLASS S
                                                                   -------------------------------------------------
                                                                   SIX MONTHS            YEAR           NOVEMBER 1,
                                                                      ENDED             ENDED            2001(1) TO
                                                                    JUNE 30,         DECEMBER 31,       DECEMBER 31,
                                                                      2003               2002               2001
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       6.83               9.63              8.96
 Income from investment operations:
 Net investment loss                                           $      (0.01)             (0.01)               --
 Net realized and unrealized gain (loss) on investments        $       0.95              (2.79)             0.67
 Total from investment operations                              $       0.94              (2.80)             0.67
 Net asset value, end of period                                $       7.77               6.83              9.63
 TOTAL RETURN(2):                                              %      13.76             (29.08)             7.48
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $        113                 53                11
 Ratios to average net assets:
 Expenses(3)                                                   %       0.97               0.97              0.94
 Net investment loss(3)                                        %      (0.14)             (0.31)            (0.32)
 Portfolio turnover rate                                       %         83                241               216
--------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations of class.

(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

 *  Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                  ING VP SMALL COMPANY PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS R
                                                 --------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED                             YEAR ENDED DECEMBER 31,
                                                  JUNE 30,         --------------------------------------------------------------
                                                    2003            2002          2001          2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       12.75           16.68         16.65         16.52         12.79        12.77
 Income from investment operations:
 Net investment income                       $        0.01            0.05          0.06          0.11          0.08         0.07
 Net realized and unrealized gain (loss)
 on investments                              $        1.76           (3.91)         0.58          1.09          3.84         0.07
 Total from investment operations            $        1.77           (3.86)         0.64          1.20          3.92         0.14
 Less distributions from:
 Net investment income                       $          --            0.07          0.10          0.02          0.06         0.08
 Net realized gains on investments           $          --              --          0.51          1.05          0.13         0.04
 Total distributions                         $          --            0.07          0.61          1.07          0.19         0.12
 Net asset value, end of period              $       14.52           12.75         16.68         16.65         16.52        12.79
 TOTAL RETURN:(2)                            %       13.88          (23.23)         4.00          6.72         30.85         1.10
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $     341,245         288,890       341,332       273,617       149,416       99,823
 Ratios to average net assets:
 Expenses(3)                                 %        0.88            0.87          0.86          0.87          0.88         0.89
 Net investment income(3)                    %        0.22            0.39          0.50          0.80          0.64         0.93
 Portfolio turnover rate                     %         144             371           240           330           256          185
---------------------------------------------------------------------------------------------------------------------------------

                                                                                       CLASS S
                                                                   ------------------------------------------------
                                                                   SIX MONTHS            YEAR          NOVEMBER 1,
                                                                      ENDED             ENDED           2001(1) TO
                                                                    JUNE 30,         DECEMBER 31,      DECEMBER 31,
                                                                      2003               2002              2001
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $      12.72              16.68             14.90
 Income from investment operations:
 Net investment loss                                           $      (0.01)             (0.04)               --
 Net realized and unrealized gain (loss) on investments        $       1.83              (3.86)             1.78
 Total from investment operations                              $       1.82              (3.90)             1.78
 Less distribution from:
 Net investment income                                         $         --               0.06                --
 Total distribution                                            $         --               0.06                --
 Net asset value, end of period                                $      14.54              12.72             16.68
 TOTAL RETURN(2):                                              %      14.31             (23.45)            11.95
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $        345                184                11
 Ratios to average net assets:
 Expenses(3)                                                   %       1.13               1.12              1.10
 Net investment income(3)                                      %       0.00*              0.14              0.29
 Portfolio turnover rate                                       %        144                371               240
-------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations of class.

(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

 *  Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING VP TECHNOLOGY PORTFOLIO (UNAUDITED)                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                          CLASS R
                                                          -----------------------------------------------------------------------
                                                          SIX MONTHS            YEAR                                    MAY 1,
                                                             ENDED             ENDED             YEAR ENDED           2000(1) TO
                                                           JUNE 30,         DECEMBER 31,        DECEMBER 31,         DECEMBER 31,
                                                             2003               2002                2001                 2000
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $        2.66              4.53                5.88                10.00
 Income from investment operations:
 Net investment loss                                  $       (0.01)            (0.03)              (0.02)               (0.02)
 Net realized and unrealized loss on investments      $        0.44             (1.84)              (1.33)               (4.10)
 Total from investment operations                     $        0.43             (1.87)              (1.35)               (4.12)
 Net asset value, end of period                       $        3.09              2.66                4.53                 5.88
 TOTAL RETURN(2):                                     %       16.16            (41.28)             (22.96)              (41.20)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                    $      58,637            45,559              62,878               44,621
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)                       %        1.14              1.11                1.11                 1.15
 Gross expenses prior to expense
 reimbursement/recoupment(3)                          %        1.12              1.12                1.11                 1.20
 Net investment loss after expense
 reimbursement/recoupment(3)(4)                       %       (0.91)            (0.89)              (0.49)               (0.61)
 Portfolio turnover rate                              %          15                61                 129                  150
---------------------------------------------------------------------------------------------------------------------------------

                                                                                        CLASS S
                                                                   -------------------------------------------------
                                                                   SIX MONTHS            YEAR           NOVEMBER 1,
                                                                      ENDED             ENDED            2001(5) TO
                                                                    JUNE 30,         DECEMBER 31,       DECEMBER 31,
                                                                      2003               2002               2001
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       2.65               4.53               3.92
 Income from investment operations:
 Net investment loss                                           $      (0.02)             (0.04)                --
 Net realized and unrealized gain (loss) on investments        $       0.45              (1.84)              0.61
 Total from investment operations                              $       0.43              (1.88)              0.61
 Net asset value, end of period                                $       3.08               2.65               4.53
 TOTAL RETURN(2):                                              %      16.23             (41.50)             15.56
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $          8                  7                 12
 Ratios to average net assets:
 Net expenses after expense reimbursement/recoupment(3)(4)     %       1.36               1.36               1.36
 Gross expenses prior to expense reimbursement/recoupment(3)   %       1.34               1.37               1.36
 Net investment loss after expense
 reimbursement/recoupment(3)(4)                                %      (1.14)             (1.14)             (0.74)
 Portfolio turnover rate                                       %         15                 61                129
--------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations.

(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(5) Commencement of operations of class.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS              ING VP VALUE OPPORTUNITY PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS R
                                                        -------------------------------------------------------------------------
                                                        SIX MONTHS
                                                          ENDED                          YEAR ENDED DECEMBER 31,
                                                         JUNE 30,       ---------------------------------------------------------
                                                           2003          2002         2001         2000         1999        1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period             $         9.77          13.25        15.34        16.42       14.41       11.92
 Income from investment operations:
 Net investment income                            $         0.05           0.04         0.03         0.07        0.10        0.09
 Net realized and unrealized gain (loss) on
 investments                                      $         0.90          (3.47)       (1.43)        1.49        2.71        2.56
 Total from investment operations                 $         0.95          (3.43)       (1.40)        1.56        2.81        2.65
 Less distributions from:
 Net investment income                            $           --           0.05         0.05         0.03        0.08        0.08
 Net realized gains on investments                $           --           0.64         2.61         0.72        0.08
 Total distributions                              $           --           0.05         0.69         2.64        0.80        0.16
 Net asset value, end of period                   $        10.72           9.77        13.25        15.34       16.42       14.41
 TOTAL RETURN(2):                                 %         9.72         (25.96)       (9.62)       10.19       19.58       22.39
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                $      230,728        211,470      219,287      116,029      85,030      76,109
 Ratios to average net assets:
 Expenses(3)                                      %         0.72           0.72         0.71         0.75        0.73        0.74
 Net investment income(3)                         %         0.95           0.51         0.54         0.58        0.69        0.93
 Portfolio turnover rate                          %           67            304          185          171         125         126
---------------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS S
                                                                       ----------------------------------------------
                                                                       SIX MONTHS          YEAR          NOVEMBER 1,
                                                                         ENDED            ENDED           2001(1) TO
                                                                        JUNE 30,       DECEMBER 31,      DECEMBER 31,
                                                                          2003             2002              2001
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                            $        9.75             13.24            14.58
 Income from investment operations:
 Net investment income                                           $        0.02              0.01               --
 Net realized and unrealized gain (loss) on investments          $        0.91             (3.46)           (1.34)
 Total from investment operations                                $        0.93             (3.45)           (1.34)
 Less distributions from:
 Net investment income                                           $          --              0.04               --
 Total distributions                                             $          --              0.04               --
 Net asset value, end of period                                  $       10.68              9.75            13.24
 TOTAL RETURN(2):                                                %        9.54            (26.12)           (9.19)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                               $       1,442             1,092              307
 Ratios to average net assets:
 Expenses(3)                                                     %        0.97              0.97             0.96
 Net investment income(3)                                        %        0.70              0.26             0.29
 Portfolio turnover rate                                         %          67               304              185
---------------------------------------------------------------------------------------------------------------------

(1) Commencement of operations of class.

(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.

(3) Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

ING VP BALANCED PORTFOLIO (UNAUDITED)                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                            CLASS R
                                                              -------------------------------------------------------------------
                                                              SIX MONTHS
                                                                 ENDED                      YEAR ENDED DECEMBER 31,
                                                               JUNE 30,        --------------------------------------------------
                                                                 2003           2002       2001       2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $          10.73          12.09      13.40      15.57      15.73      16.03
 Income from investment operations:
 Net investment income                                $           0.12           0.25       0.31       0.43       0.44       0.46
 Net realized and unrealized gain (loss) on
 investments                                          $           0.91          (1.49)     (0.87)     (0.49)      1.56       2.11
 Total from investment operations                     $           1.03          (1.24)     (0.56)     (0.06)      2.00       2.57
 Less distributions from:
 Net investment income                                $             --           0.12       0.28       0.46       0.40       0.39
 Net realized gains on investments                    $             --             --       0.47       1.65       1.76       2.48
 Total distributions                                  $             --           0.12       0.75       2.11       2.16       2.87
 Net asset value, end of period                       $          11.76          10.73      12.09      13.40      15.57      15.73
 TOTAL RETURN(1):                                     %           9.60         (10.31)     (4.21)     (0.56)     13.60      16.93
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (millions)                 $          1,286          1,223      1,591      1,777      1,988      1,852
 Ratios to average net assets:
 Expenses(3)                                          %           0.61           0.60       0.59       0.59       0.59       0.59
 Net investment income(3)                             %           1.93           2.00       2.46       2.72       2.81       3.01
 Portfolio turnover rate                              %            180            345        167        182        136         86
---------------------------------------------------------------------------------------------------------------------------------

                                                                          CLASS S
                                                                         ----------
                                                                          MAY 29,
                                                                         2003(2) TO
                                                                          JUNE 30,
                                                                            2003
-----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                            $         11.53
 Income from investment operations:
 Net investment income                                           $          0.02
 Net realized and unrealized gain on investments                 $          0.20
 Total from investment operations                                $          0.22
 Net asset value, end of period                                  $         11.75
 TOTAL RETURN(1):                                                %          1.91
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (millions)                            $            --*
 Ratios to average net assets:
 Expenses(3)                                                     %          0.81
 Net investment income(3)                                        %          1.61
 Portfolio turnover rate                                         %           180
-----------------------------------------------------------------------------------

(1) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(2) Commencement of operations of class.

(3) Annualized for periods less than one year.
 *  Amount is less than $1,000,000.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS              ING VP GROWTH AND INCOME PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                           CLASS R
                                                            ---------------------------------------------------------------------
                                                            SIX MONTHS
                                                              ENDED                        YEAR ENDED DECEMBER 31,
                                                             JUNE 30,       -----------------------------------------------------
                                                               2003          2002        2001        2000        1999       1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $        14.50          19.54       24.12       30.69       31.87      33.63
 Income from investment operations:
 Net investment income                               $         0.08           0.16        0.14        0.17        0.31       0.38
 Net realized and unrealized gain (loss) on
 investments                                         $         1.39          (5.04)      (4.58)      (3.46)       4.86       4.47
 Total from investment operations                    $         1.47          (4.88)      (4.44)      (3.29)       5.17       4.85
 Less distributions from:
 Net investment income                               $           --           0.16        0.14        0.16        0.34       0.40
 Net realized gains on investments                   $           --             --          --        3.12        6.01       6.21
 Total distributions                                 $           --           0.16        0.14        3.28        6.35       6.61
 Net asset value, end of period                      $        15.97          14.50       19.54       24.12       30.69      31.87
 TOTAL RETURN(1):                                    %        10.14         (24.99)     (18.40)     (10.97)      17.42      14.49
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (millions)                $        3,533          3,525       5,639       7,797      10,029      9,801
 Ratios to average net assets:
 Expenses(3)                                         %         0.60           0.59        0.59        0.58        0.58       0.57
 Net investment income(3)                            %         1.05           0.83        0.62        0.55        0.89       1.03
 Portfolio turnover rate                             %           73            246         185         149         133        146
---------------------------------------------------------------------------------------------------------------------------------

                                                                        CLASS S
                                                                       ----------
                                                                        JUNE 11,
                                                                       2003(2) TO
                                                                        JUNE 30,
                                                                          2003
---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $         16.32
 Income from investment operations:
 Net investment income                                         $         0.00*
 Net realized and unrealized loss on investments               $         (0.35)
 Total from investment operations                              $         (0.35)
 Net asset value, end of period                                $         15.97
 TOTAL RETURN(1):                                              %         (2.14)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (millions)                          $            --+
 Ratios to average net assets:
 Expenses(3)                                                   %          0.85
 Net investment income(3)                                      %          0.18
 Portfolio turnover rate                                       %            73
---------------------------------------------------------------------------------

(1) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.
(2) Commencement of operations of class.
(3) Annualized for periods less than one year.
 *  Amount is less than $0.01 per share.
 +  Amount is less than $1,000,000.

                 See Accompanying Notes to Financial Statements

ING VP BOND PORTFOLIO (UNAUDITED)                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS R
                                                  -------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED                             YEAR ENDED DECEMBER 31,
                                                   JUNE 30,       ---------------------------------------------------------------
                                                     2003           2002           2001          2000         1999         1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $      13.53           12.95          12.61        12.17        13.06        12.85
 Income from investment operations:
 Net investment income                         $       0.24            0.45           0.59         0.79         0.76         0.75
 Net realized and unrealized gain (loss) on
 investments                                   $       0.47            0.63           0.51         0.37        (0.86)        0.28
 Total from investment operations              $       0.71            1.08           1.10         1.16        (0.10)        1.03
 Less distributions from:
 Net investment income                         $         --            0.43           0.65         0.72         0.75         0.76
 Net realized gains on investments             $         --            0.07           0.11           --         0.04         0.06
 Total distributions                           $         --            0.50           0.76         0.72         0.79         0.82
 Net asset value, end of period                $      14.24           13.53          12.95        12.61        12.17        13.06
 TOTAL RETURN(1):                              %       5.25            8.33           8.75         9.64        (0.74)        8.14
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $  1,281,100       1,205,968      1,023,563      711,211      717,472      794,560
 Ratios to average net assets:
 Expenses(2)                                   %       0.50            0.49           0.50         0.50         0.49         0.49
 Net investment income(2)                      %       3.55            3.50           5.06         6.29         5.77         5.82
 Portfolio turnover rate                       %        285             565            219          334          201           89
---------------------------------------------------------------------------------------------------------------------------------

                                                                             CLASS S
                                                                   ----------------------------
                                                                   SIX MONTHS         MAY 3,
                                                                     ENDED          2002(3) TO
                                                                    JUNE 30,       DECEMBER 31,
                                                                      2003             2002
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           $      13.53           13.05
 Income from investment operations:
 Net investment income                                          $       0.20            0.16
 Net realized and unrealized gain on investments                $       0.49            0.81
 Total from investment operations                               $       0.69            0.97
 Less distributions from:
 Net investment income                                          $         --            0.42
 Net realized gains on investments                              $         --            0.07
 Total distributions                                            $         --            0.49
 Net asset value, end of period                                 $      14.22           13.53
 TOTAL RETURN(1):                                               %       5.10            7.45
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $     88,338          49,590
 Ratios to average net assets:
 Expenses(2)                                                    %       0.75            0.74
 Net investment income(2)                                       %       3.22            3.25
 Portfolio turnover rate                                        %        285             565
-----------------------------------------------------------------------------------------------

(1) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.

(2) Annualized for periods less than one year.

(3) Commencement of operations of class.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                   ING VP MONEY MARKET PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                    CLASS R
                                              -----------------------------------------------------------------------------------
                                              SIX MONTHS
                                                ENDED                               YEAR ENDED DECEMBER 31,
                                               JUNE 30,       -------------------------------------------------------------------
                                                 2003           2002           2001           2000           1999          1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $      13.03           13.33          13.61          13.42          13.39        13.36
 Income from investment operations:
 Net investment income                     $       0.05            0.21           0.50           0.83           0.59         0.63
 Net realized and unrealized gain
 (loss) on investments                     $       0.01              --           0.01          (0.02)          0.06         0.07
 Total from investment operations          $       0.06            0.21           0.51           0.81           0.65         0.70
 Less distributions from:
 Net investment income                     $       0.20            0.51           0.79           0.62           0.62         0.67
 Total distributions                       $       0.20            0.51           0.79           0.62           0.62         0.67
 Net asset value, end of period            $      12.89           13.03          13.33          13.61          13.42        13.39
 TOTAL RETURN(1):                          %       0.51            1.66           3.94           6.38           5.08         5.46
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $  1,447,589       1,551,666      1,518,737      1,195,930      1,157,818      875,169
 Ratios to average net assets:
 Expenses(2)                               %       0.35            0.34           0.34           0.34           0.34         0.34
 Net investment income(2)                  %       0.99            1.63           4.07           6.20           5.04         5.28
---------------------------------------------------------------------------------------------------------------------------------

(1) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges. Total return for periods less than one year are not annualized.

(2) Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

         NOTES TO FINANCIAL STATEMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. The ING Variable Product Portfolios are comprised of ING Variable Portfolios, Inc., ING VP Balanced Portfolio, Inc., ING Variable Funds, ING Income Shares and ING VP Money Market Fund, all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

The ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has eight separate portfolios. The five portfolios that are in this report are: ING VP International Equity Portfolio ("International"), ING VP Growth Portfolio ("Growth"), ING VP Small Company Portfolio ("Small Company"), ING VP Technology Portfolio ("Technology"), and ING VP Value Opportunity Portfolio ("Value Opportunity"). ING VP Balanced Portfolio, Inc. ("Balanced") is a company incorporated under the laws of Maryland on December 14, 1988. ING Variable Funds is a company incorporated under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Growth and Income Portfolio ("Growth and Income"). ING Income Shares is a company incorporated under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Bond Portfolio ("Bond"). ING VP Money Market Fund is a company incorporated under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Money Market Portfolio ("Money Market").

Each Portfolio offers class R shares. International, Growth, Small Company, Technology, Value Opportunity, Balanced, Growth and Income and Bond also offer class S shares. The two classes differ principally in applicable shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Portfolio securities reported by NASDAQ will be valued at NASDAQ official closing price. Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

      Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolios' Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security (ies) closes but before the time that the Portfolio's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security (ies) at the time the Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and

--------------------------------------------------------------------------------

      quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE.

      Investments in securities maturing in less than 60 days from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.    Security Transactions and Revenue
      Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis except when collection is not expected. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

      (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

      (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government Securities.

D.    Foreign Currency Transactions and Futures
      Contracts. Certain portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

      Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When

--------------------------------------------------------------------------------

      the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Distributions to Shareholders. Dividends from net investment income and capital gains, if any, are declared and paid annually by the International, Growth, Small Company, Technology, Value Opportunity, Balanced and Money Market Portfolios; and declared and paid semi-annually by Bond and Growth and Income Portfolios.

F. Federal Income Taxes. It is the policy of the Portfolios, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires.

G. Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

H. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. Securities Lending. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government Securities. Generally, in the event of counterparty default, the Portfolios have the right to use collateral to offset losses incurred. There would be potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. No securities were on loan at June 30, 2003.

J. Illiquid and Restricted Securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to
      Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Each Portfolio, except for Money Market, may invest up to 15% of its net assets in illiquid securities. Restricted securities are valued using market quotations when readily available. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board. The Portfolios will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

K. Delayed Delivery Transactions. Balanced, Growth and Income, and Bond Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Portfolios' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

--------------------------------------------------------------------------------

L. Mortgage Dollar Roll Transactions. In connection with a portfolio's ability to purchase or sell securities on a when-issued basis, Balanced, Growth and Income, and Bond Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

M. Options Contracts. Balanced, Growth and Income, and Bond may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

N. Swap Contracts. The Balanced and Bond Portfolios may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap. For each swap contract, a capital gain or loss is recognized on each contract's respective payment date.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six months ended June 30, 2003, the cost of purchases and proceeds from the sales of securities, excluding U.S. Government and short-term securities, were as follows:

                               PURCHASES             SALES
                               ---------             -----
International                $   10,330,600      $    9,644,209
Growth                          150,969,727         156,098,358
Small Company                   404,643,988         403,392,836
Technology                       10,108,111           7,139,334
Value Opportunity               143,364,890         140,714,718
Balanced                      1,046,786,670       1,159,241,673
Growth and Income             2,457,567,103       2,758,397,654
Bond                            777,746,564         950,750,050

U.S. Government Securities not included above were as follows:

                               PURCHASES             SALES
                               ---------             -----
Balanced                     $1,144,297,205      $1,037,147,730
Bond                          2,977,041,134       2,631,961,344

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Portfolios has entered into an Investment Management Agreement with ING Investments, LLC (the "Manager"), a wholly-owned subsidiary of ING Groep N.V. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

                                          AS A PERCENTAGE
                                       OF AVERAGE NET ASSETS
                                   -----------------------------
International                                  0.85%
Growth                                         0.60%
Small Company                                  0.75%
Technology                                     0.95%
Value Opportunity                              0.60%
Balanced                                       0.50%
Growth and Income                   0.50% on first $10 billion;
                                   0.45% on next $5 billion; and
                                      0.425% over $15 billion
Bond                                           0.40%
Money Market                                   0.25%

--------------------------------------------------------------------------------

The Manager entered into a subadvisory agreement with Aeltus Investment Management, Inc. (ING Aeltus), a wholly owned subsidiary of ING Groep N.V. effective March 1, 2002. ING Aeltus acts as subadvisor to all Portfolios except the Technology Portfolio. Subject to such policies as the Board or the Manager may determine, ING Aeltus manages the Portfolios' assets in accordance with the Portfolios' investment objectives, policies, and limitations.

Pursuant to a subadvisory agreement between the Manager and AIC Asset Management, LLC ("AIC"), AIC serves as subadviser to the Technology Portfolio.

Pursuant to an Administrative Services Agreement, ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers.

IFS is entitled to receive from each Portfolio a fee at an annual rate of 5.5 basis points on the first $5 billion of daily net assets and 3.0 basis points thereafter.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Class S shares of the Portfolios have adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Portfolio's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At June 30, 2003 the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                                                       ACCRUED
                        ACCRUED                      SHAREHOLDER
                       INVESTMENT      ACCRUED       SERVICES AND
                       MANAGEMENT   ADMINISTRATIVE   DISTRIBUTION
                          FEES           FEES            FEES         TOTAL
                          ----           ----            ----         -----
International          $  23,750       $  1,537         $   10      $   25,297
Growth                    99,595          9,129             21         108,745
Small Company            202,599         14,857             65         217,521
Technology                44,717          2,589              2          47,308
Value Opportunity        111,812         10,250            286         122,348
Balanced                 517,047         56,875              3         573,925
Growth and Income      1,429,191        157,211              9       1,586,411
Bond                     440,385         60,553         18,075         519,013
Money Market             287,362         63,220             --         350,582

Each Portfolio has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. The deferred fees are invested in various funds advised by ING Investments, LLC until distribution in accordance with the Plan.

NOTE 7 -- EXPENSE LIMITATIONS

For the following Portfolios, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                                             CLASS R      CLASS S
                                             -------      -------
International                                 1.15%        1.40%
Growth                                        0.80%        1.05%
Small Company                                 0.95%        1.20%
Technology                                    1.15%        1.40%
Value Opportunity                             0.80%        1.05%

Each Portfolio will at a later date reimburse the Investment Manager for expenses waived during the previous 36 months, but only if, after such reimbursement, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

As of June 30, 2003, the cumulative amount of reimbursed fees that are subject to possible recoupment by the Manager are as follows:

International                                         $135,287

--------------------------------------------------------------------------------

NOTE 8 -- LINE OF CREDIT

All of the Portfolios included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement ") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Portfolios; and (3) enable the Portfolios to meet other emergency expenses as defined in the Credit Agreement. The Portfolios to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Portfolios will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. At June 30, 2003, the Portfolios did not have any loans outstanding under the line of credit.

NOTE 9 -- CAPITAL SHARES TRANSACTIONS

Transaction in capital shares and dollars were as follows:

                                                                        CLASS R SHARES                   CLASS S SHARES
                                                               ---------------------------------   ---------------------------
                                                                 SIX MONTHS           YEAR          SIX MONTHS        YEAR
                                                                    ENDED             ENDED           ENDED          ENDED
                                                                  JUNE 30,        DECEMBER 31,       JUNE 30,     DECEMBER 31,
                                                                    2003              2002             2003           2002
                                                                    ----              ----             ----           ----
INTERNATIONAL (NUMBER OF SHARES)
Shares sold                                                          6,641,609        12,211,157          7,622             --
Shares issued as reinvestment of dividends                                  --            13,352             --             --
Shares redeemed                                                     (6,321,285)      (13,375,503)        (1,142)            --
                                                               ---------------   ---------------   ------------   ------------
Net increase (decrease) in shares outstanding                          320,324        (1,150,994)         6,480             --
                                                               ===============   ===============   ============   ============
INTERNATIONAL ($)
Shares sold                                                    $    38,169,585   $    80,512,745   $     41,564   $         --
Shares issued as reinvestment of dividends                                  --            93,596             --             --
Shares redeemed                                                    (36,431,704)      (87,743,989)        (6,273)            --
                                                               ---------------   ---------------   ------------   ------------
Net increase (decrease)                                        $     1,737,881   $    (7,137,648)  $     35,291   $         --
                                                               ===============   ===============   ============   ============

                                                                        CLASS R SHARES                   CLASS S SHARES
                                                               ---------------------------------   ---------------------------
                                                                 SIX MONTHS           YEAR          SIX MONTHS        YEAR
                                                                    ENDED             ENDED           ENDED          ENDED
                                                                  JUNE 30,        DECEMBER 31,       JUNE 30,     DECEMBER 31,
                                                                    2003              2002             2003           2002
                                                                    ----              ----             ----           ----
GROWTH (NUMBER OF SHARES)
Shares sold                                                          1,486,974         4,049,562          6,797          6,802
Shares redeemed                                                     (1,513,604)       (9,317,320)           (33)          (122)
                                                               ---------------   ---------------   ------------   ------------
Net increase (decrease) in shares outstanding                          (26,630)       (5,267,758)         6,764          6,680
                                                               ===============   ===============   ============   ============
GROWTH ($)
Shares sold                                                    $    11,005,349   $    35,440,835   $     50,016   $     51,572
Shares redeemed                                                    (10,941,434)      (74,578,416)          (244)          (912)
                                                               ---------------   ---------------   ------------   ------------
Net increase (decrease)                                        $        63,915   $   (39,137,581)  $     49,772   $     50,660
                                                               ===============   ===============   ============   ============

--------------------------------------------------------------------------------

NOTE 9 -- CAPITAL SHARES TRANSACTIONS (CONTINUED)

                                                                        CLASS R SHARES                   CLASS S SHARES
                                                               ---------------------------------   ---------------------------
                                                                 SIX MONTHS           YEAR          SIX MONTHS        YEAR
                                                                    ENDED             ENDED           ENDED          ENDED
                                                                  JUNE 30,        DECEMBER 31,       JUNE 30,     DECEMBER 31,
                                                                    2003              2002             2003           2002
                                                                    ----              ----             ----           ----
SMALL COMPANY (NUMBER OF SHARES)
Shares sold                                                          4,265,341        11,534,225         10,700         16,344
Shares issued as reinvestment of dividends                                  --           105,298             --             40
Shares redeemed                                                     (3,426,512)       (9,435,640)        (1,417)        (2,625)
                                                               ---------------   ---------------   ------------   ------------
Net increase in shares outstanding                                     838,829         2,203,883          9,283         13,759
                                                               ===============   ===============   ============   ============
SMALL COMPANY ($)
Shares sold                                                    $    55,691,493   $   175,512,145   $    142,343   $    250,476
Shares issued as reinvestment of dividends                                  --         1,576,315             --            603
Shares redeemed                                                    (44,114,125)     (135,484,865)       (17,790)       (37,371)
                                                               ---------------   ---------------   ------------   ------------
Net increase                                                   $    11,577,368   $    41,603,595   $    124,553   $    213,708
                                                               ===============   ===============   ============   ============

                                                                        CLASS R SHARES                   CLASS S SHARES
                                                               ---------------------------------   ---------------------------
                                                                 SIX MONTHS           YEAR          SIX MONTHS        YEAR
                                                                    ENDED             ENDED           ENDED          ENDED
                                                                  JUNE 30,        DECEMBER 31,       JUNE 30,     DECEMBER 31,
                                                                    2003              2001             2003           2002
                                                                    ----              ----             ----           ----
TECHNOLOGY (NUMBER OF SHARES)
Shares sold                                                          9,757,580        18,405,609             --             --
Shares redeemed                                                     (7,934,881)      (15,147,805)            --             --
                                                               ---------------   ---------------   ------------   ------------
Net increase in shares outstanding                                   1,822,699         3,257,804             --             --
                                                               ===============   ===============   ============   ============
TECHNOLOGY ($)
Shares sold                                                    $    27,849,016   $    66,979,389   $         --   $         --
Shares redeemed                                                    (22,312,347)      (52,304,809)            --             --
                                                               ---------------   ---------------   ------------   ------------
Net increase                                                   $     5,536,669   $    14,674,580   $         --   $         --
                                                               ===============   ===============   ============   ============

                                                                        CLASS R SHARES                   CLASS S SHARES
                                                               ---------------------------------   ---------------------------
                                                                 SIX MONTHS           YEAR          SIX MONTHS        YEAR
                                                                    ENDED             ENDED           ENDED          ENDED
                                                                  JUNE 30,        DECEMBER 31,       JUNE 30,     DECEMBER 31,
                                                                    2003              2002             2003           2002
                                                                    ----              ----             ----           ----
VALUE OPPORTUNITY (NUMBER OF SHARES)
Shares sold                                                            897,761         7,209,302         28,901        104,635
Shares issued as reinvestment of dividends                                  --            82,208             --            300
Shares redeemed                                                     (1,012,173)       (2,198,402)        (5,933)       (16,084)
                                                               ---------------   ---------------   ------------   ------------
Net increase (decrease) in shares outstanding                         (114,412)        5,093,108         22,968         88,851
                                                               ===============   ===============   ============   ============
VALUE OPPORTUNITY ($)
Shares sold                                                    $     8,907,353   $    85,145,155   $    289,030   $  1,247,625
Shares issued as reinvestment of dividends                                  --           951,142             --          3,459
Shares redeemed                                                     (9,889,802)      (24,195,900)       (56,368)      (168,604)
                                                               ---------------   ---------------   ------------   ------------
Net increase (decrease)                                        $      (982,449)  $    61,900,397   $    232,662   $  1,082,480
                                                               ===============   ===============   ============   ============

--------------------------------------------------------------------------------

NOTE 9 -- CAPITAL SHARES TRANSACTIONS (CONTINUED)


                                                                        CLASS R SHARES             CLASS S SHARES
                                                               ---------------------------------   --------------
                                                                 SIX MONTHS           YEAR             PERIOD
                                                                    ENDED             ENDED            ENDED
                                                                  JUNE 30,        DECEMBER 31,        JUNE 30,
                                                                    2003              2002            2003(1)
                                                                    ----              ----            -------
BALANCED (NUMBER OF SHARES)
Shares sold                                                            795,496         1,996,574           1,234
Shares issued as reinvestment of dividends                                  --         1,341,931              --
Shares redeemed                                                     (5,305,083)      (20,950,203)             (1)
                                                               ---------------   ---------------    ------------
Net increase (decrease) in shares outstanding                       (4,509,587)      (17,611,698)          1,233
                                                               ===============   ===============    ============
BALANCED ($)
Shares sold                                                    $     8,846,984   $    23,017,801    $     14,230
Shares issued as reinvestment of dividends                                  --        14,989,364              --
Shares redeemed                                                    (57,888,965)     (230,189,224)             (8)
                                                               ---------------   ---------------    ------------
Net increase (decrease)                                        $   (49,041,981)  $  (192,182,059)   $     14,222
                                                               ===============   ===============    ============

                                                                        CLASS R SHARES             CLASS S SHARES
                                                               ---------------------------------   --------------
                                                                 SIX MONTHS           YEAR             PERIOD
                                                                    ENDED             ENDED            ENDED
                                                                  JUNE 30,        DECEMBER 31,        JUNE 30,
                                                                    2003              2002            2003(2)
                                                                    ----              ----            -------
GROWTH AND INCOME (NUMBER OF SHARES)
Shares sold                                                            491,003         1,580,665           7,446
Shares issued as reinvestment of dividends                                  --         2,604,961              --
Shares redeemed                                                    (22,297,417)      (49,721,251)             (1)
                                                               ---------------   ---------------    ------------
Net increase (decrease) in shares outstanding                      (21,806,414)      (45,535,625)          7,445
                                                               ===============   ===============    ============
GROWTH AND INCOME ($)
Shares sold                                                    $     7,421,530   $    27,763,650    $    121,305
Shares issued as reinvestment of dividends                                  --        38,475,273              --
Shares redeemed                                                   (324,246,056)     (828,611,395)            (12)
                                                               ---------------   ---------------    ------------
Net increase (decrease)                                        $  (316,824,526)  $  (762,372,472)   $    121,293
                                                               ===============   ===============    ============

                                                                        CLASS R SHARES                   CLASS S SHARES
                                                               ---------------------------------   ---------------------------
                                                                 SIX MONTHS           YEAR          SIX MONTHS       PERIOD
                                                                    ENDED             ENDED           ENDED          ENDED
                                                                  JUNE 30,        DECEMBER 31,       JUNE 30,     DECEMBER 31,
                                                                    2003              2002             2003         2002(3)
                                                                    ----              ----             ----         -------
BOND (NUMBER OF SHARES)
Shares sold                                                          6,021,478        15,194,847      4,312,320      4,594,043
Shares issued as reinvestment of dividends                                  --         3,110,914             --        103,425
Shares redeemed                                                     (5,186,812)       (8,233,251)    (1,765,875)    (1,031,773)
                                                               ---------------   ---------------   ------------   ------------
Net increase in shares outstanding                                     834,666        10,072,510      2,546,445      3,665,695
                                                               ===============   ===============   ============   ============
BOND ($)
Shares sold                                                    $    83,028,663   $   203,392,793   $ 59,794,605   $ 62,106,540
Shares issued as reinvestment of dividends                                  --        41,759,091             --      1,390,528
Shares redeemed                                                    (72,161,444)     (108,669,400)   (24,632,773)   (13,839,450)
                                                               ---------------   ---------------   ------------   ------------
Net increase                                                   $    10,867,219   $   136,482,484   $ 35,161,832   $ 49,657,618
                                                               ===============   ===============   ============   ============

------------------
(1) Class S commenced operations on May 29, 2003.

(2) Class S commenced operations on June 11, 2003.

(3) Class S commenced offering of shares on May 3, 2002.

--------------------------------------------------------------------------------

NOTE 9 -- CAPITAL SHARES TRANSACTIONS (CONTINUED)


                                                                        CLASS R SHARES
                                                               ---------------------------------
                                                                 SIX MONTHS           YEAR
                                                                    ENDED             ENDED
                                                                  JUNE 30,        DECEMBER 31,
                                                                    2003              2002
                                                                    ----              ----
MONEY MARKET (NUMBER OF SHARES)
Shares sold                                                        112,697,924       212,328,316
Shares issued as reinvestment of dividends                           1,928,116         4,467,825
Shares redeemed                                                   (121,427,592)     (211,631,167)
                                                               ---------------   ---------------
Net increase (decrease) in shares outstanding                       (6,801,552)        5,164,974
                                                               ===============   ===============
MONEY MARKET ($)
Shares sold                                                    $ 1,452,310,168   $ 2,748,252,013
Shares issued as reinvestment of dividends                          24,741,578        57,317,722
Shares redeemed                                                 (1,564,158,836)   (2,739,754,578)
                                                               ---------------   ---------------
Net increase (decrease)                                        $   (87,107,090)  $    65,815,157
                                                               ===============   ===============

NOTE 10 -- FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders for six months ended June 30, 2003 were as follow:

                                                    ORDINARY
                                                     INCOME
                                                     ------
Money Market                                       $24,741,578

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at December 31, 2002:

                                     AMOUNT       EXPIRATION DATES
                                     ------       ----------------
International                    $   31,531,309      2009-2010
Growth                              217,997,040      2009-2010
Small Company                        70,984,645      2009-2010
Technology                           57,131,367      2008-2010
Value Opportunity                    70,506,602      2009-2010
Balanced                            205,059,932      2009-2010
Growth and Income                 3,023,558,930      2009-2011
Bond                                    571,253           2011
Money Market                          4,506,979      2003-2010

NOTE 11 -- SUBSEQUENT EVENTS

Dividends. Subsequent to June 30, 2003, the following Portfolios declared dividends of:

                              PER SHARE
                       TYPE    AMOUNT     PAYABLE DATE     RECORD DATE
                       ----   ---------   -------------   -------------
INTERNATIONAL
Class R                NII     $0.0674     July 3, 2003   June 30, 2003
Class S                NII     $0.0633     July 3, 2003   June 30, 2003
SMALL COMPANY
Class R                NII     $0.0394     July 3, 2003   June 30, 2003
Class S                NII     $0.0281     July 3, 2003   June 30, 2003
VALUE OPPORTUNITY
Class R                NII     $0.0826     July 3, 2003   June 30, 2003
Class S                NII     $0.0714     July 3, 2003   June 30, 2003
BALANCED
Class R                NII     $0.2357     July 3, 2003   June 30, 2003
Class S                NII     $0.2334     July 3, 2003   June 30, 2003
BOND
Class R                NII     $0.2300     July 3, 2003   June 30, 2003
Class S                NII     $0.2151     July 3, 2003   June 30, 2003

------------------

NII Net Investment Income

ING
VP
INTERNATIONAL
EQUITY
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

 Shares                                                            Value
---------------------------------------------------------------------------
COMMON STOCK: 96.1%
                  AUSTRALIA: 5.2%
  26,900          Amcor Ltd.                                    $   146,489
  41,400          AMP Ltd.                                          137,992
  16,700          Australia & New Zealand Banking Group Ltd.        208,429
  37,300          BHP Billiton Ltd.                                 216,132
   9,700          Foodland Associated Ltd.                          128,155
  77,100          Macquarie Infrastructure Group                    185,629
  52,400          Mayne Group Ltd.                                   96,289
  14,700          National Australia Bank Ltd.                      330,262
   9,200          St. George Bank Ltd.                              133,271
  19,700          TABCORP Holdings Ltd.                             142,291
                                                                -----------
                  TOTAL AUSTRALIA                                 1,724,939
                                                                -----------
                  BELGIUM: 1.9%
  13,000          Dexia                                             164,363
  21,000          Fortis                                            364,624
   4,200          Interbrew                                          93,326
                                                                -----------
                  TOTAL BELGIUM                                     622,313
                                                                -----------
                  FINLAND: 2.1%
  32,100          Nokia OYJ ADR                                     527,403
  16,100          Stora Enso OYJ                                    179,892
                                                                -----------
                  TOTAL FINLAND                                     707,295
                                                                -----------
                  FRANCE: 11.1%
     900          Air Liquide                                       133,427
  12,300          Alcatel SA                                        110,879
   6,100          Aventis SA                                        335,606
   8,300          BNP Paribas                                       421,760
   3,100          Cap Gemini SA                                     110,072
   5,900          Carrefour SA                                      289,168
   8,300          France Telecom                                    203,589
   1,500          Groupe Danone                                     207,564
   2,100          Lafarge SA                                        122,988
   2,400          Peugeot SA                                        116,580
   1,400          Pinault-Printemps-Redoute                         105,464
   3,300          Schneider Electric SA                             155,144
   2,400          Societe Generale                                  152,133
  12,100          Suez SA                                           192,585
   4,848          Total SA                                          732,644
   5,400          Veolia Environnement                              111,000
   8,500          Vivendi Universal SA                              154,711
                                                                -----------
                  TOTAL FRANCE                                    3,655,314
                                                                -----------
                  GERMANY: 8.1%
   3,300          BASF AG                                           140,971
  11,800          Bayer AG                                          273,450
   7,400          DaimlerChrysler AG                                258,333
   4,800          Deutsche Bank AG                                  311,322
  15,700          Deutsche Telekom AG                               239,607
   7,900          E.ON AG                                           406,152
  12,300          Infineon Technologies AG                          118,930
   2,000          Muenchener Rueckversicherungs AG                  203,901
   1,800          SAP AG                                            212,284
   6,700          Siemens AG                                        328,685
   3,900          Volkswagen AG                                     164,856
                                                                -----------
                  TOTAL GERMANY                                   2,658,491
                                                                -----------
                  HONG KONG: 2.3%
  35,000          Cheung Kong Holdings Ltd.                         210,050
  38,000          Hutchison Whampoa Ltd.                            231,465
 248,000          Li & Fung Ltd.                                    319,614
                                                                -----------
                  TOTAL HONG KONG                                   761,129
                                                                -----------
                  IRELAND: 0.5%
  14,000          Bank of Ireland                                   169,611
                                                                -----------
                  TOTAL IRELAND                                     169,611
                                                                -----------

 Shares                                                            Value
---------------------------------------------------------------------------
                  ITALY: 3.6%
  10,900          Assicurazioni Generali S.p.A.                 $   252,593
  17,300          ENI-Ente Nazionale Idrocarburi S.p.A.             261,641
  48,600          Telecom Italia S.p.A.                             439,781
  49,500          UniCredito Italiano S.p.A.                        235,900
                                                                -----------
                  TOTAL ITALY                                     1,189,915
                                                                -----------
                  JAPAN: 19.0%
   2,000          Bandai Co. Ltd.                                    76,286
   7,000          Canon, Inc.                                       321,216
  12,300          Chubu Electric Power Co., Inc.                    224,335
  13,000          Dai Nippon Printing Co. Ltd.                      137,497
      40          East Japan Railway Co.                            177,889
   9,800          Eisai Co. Ltd.                                    201,591
   2,200          Fanuc Ltd.                                        109,015
   5,000          Fuji Photo Film Co. Ltd.                          144,493
     400          Funai Electric Co. Ltd.                            44,639
  35,000          Hitachi Ltd.                                      148,366
   5,100          Honda Motor Co. Ltd.                              193,254
   8,000          Ito-Yokado Co. Ltd.                               191,547
  44,000          Kajima Corp.                                      104,435
   7,000          Kao Corp.                                         130,294
     700          Keyence Corp.                                     128,253
  19,000          Kikkoman Corp.                                    125,480
  11,000          Matsushita Electric Industrial Co. Ltd.           108,924
      26          Millea Holdings, Inc.                             198,776
      69          Mitsubishi Tokyo Financial Group, Inc.            312,030
  33,000          Mitsui & Co. Ltd.                                 165,447
   1,900          Nidec Corp.                                       124,531
 118,000          Nippon Steel Corp.                                162,149
  30,000          Nippon Yusen Kabushiki Kaisha                     116,927
  23,800          Nissan Motor Co. Ltd.                             227,544
   3,500          Nitto Denko Corp.                                 114,553
  24,000          Nomura Holdings, Inc.                             304,610
     150          NTT DoCoMo, Inc.                                  324,797
     600          Obic Co. Ltd.                                     107,233
  59,000          Osaka Gas Co. Ltd.                                145,934
   1,300          Rohm Co. Ltd.                                     141,720
  10,000          Sharp Corp.                                       128,336
   6,800          Shin-Etsu Chemical Co. Ltd.                       232,188
   1,200          SMC Corp.                                         101,037
   3,600          Sony Corp.                                        101,337
  18,200          Toyota Motor Corp.                                471,389
   8,300          Yamanouchi Pharmaceutical Co. Ltd.                216,356
                                                                -----------
                  TOTAL JAPAN                                     6,264,408
                                                                -----------
                  LUXEMBOURG: 0.5%
  15,400          Arcelor                                           179,322
                                                                -----------
                  TOTAL LUXEMBOURG                                  179,322
                                                                -----------
                  NETHERLANDS: 6.5%
  15,500          Aegon NV                                          155,211
  13,300    @     ASML Holding NV                                   126,308
  11,900          Koninklijke Ahold NV                               98,801
   8,800          Koninklijke Philips Electronics NV                167,347
  24,800    S     Royal Dutch Petroleum Co.                       1,151,124
   8,300          Unilever NV ADR                                   445,303
                                                                -----------
                  TOTAL NETHERLANDS                               2,144,094
                                                                -----------
                  SINGAPORE: 0.3%
  19,000          DBS Group Holdings Ltd.                           111,130
                                                                -----------
                  TOTAL SINGAPORE                                   111,130
                                                                -----------
                  SPAIN: 4.8%
   5,000          Banco Popular Espanol                             252,637
  45,600          Banco Santander Central Hispano SA                399,543
  15,400          Endesa SA                                         257,841
  12,500          Iberdrola SA                                      216,464

                 See Accompanying Notes to Financial Statements

ING
VP
INTERNATIONAL
EQUITY
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Shares                                                            Value
---------------------------------------------------------------------------
                  SPAIN (CONTINUED)
   5,300          Inditex SA                                    $   133,289
  26,216          Telefonica SA                                     304,363
                                                                -----------
                  TOTAL SPAIN                                     1,564,137
                                                                -----------
                  SWEDEN: 0.5%
 141,300          Telefonaktiebolaget LM Ericsson                   151,804
                                                                -----------
                  TOTAL SWEDEN                                      151,804
                                                                -----------
                  SWITZERLAND: 8.9%
   2,450          Adecco SA                                         100,927
  11,150          Credit Suisse Group                               293,453
   2,360          Nestle SA                                         486,966
  17,300          Novartis AG                                       684,567
   5,450          Roche Holding AG                                  427,494
   3,650          Swiss Reinsurance                                 202,231
   7,050          UBS AG                                            392,173
   2,832          Zurich Financial Services AG                      337,653
                                                                -----------
                  TOTAL SWITZERLAND                               2,925,464
                                                                -----------
                  UNITED KINGDOM: 20.8%
  19,500          Anglo American PLC                                297,646
   9,900          AstraZeneca PLC                                   396,977
  31,100          Aviva PLC                                         215,927
 139,233          BP PLC                                            965,547
  26,800          Compass Group PLC                                 144,502
  26,600          Diageo PLC                                        283,994
  21,500          GlaxoSmithKline PLC ADR                           871,610
  23,600          HBOS PLC                                          305,512
  39,800          HSBC Holdings PLC                                 470,240
  39,959          Lloyds TSB Group PLC                              283,700
  20,100          Marks & Spencer Group PLC                         104,728
  41,962          National Grid Transco PLC                         284,591
  24,300          Pearson PLC                                       226,958
  28,800          Reed Elsevier PLC                                 239,641
  21,503          Royal Bank of Scotland Group PLC                  603,214
  50,500          Tesco PLC                                         182,707
 506,641          Vodafone Group PLC                                990,700
                                                                -----------
                  TOTAL UNITED KINGDOM                            6,868,194
                                                                -----------
                  Total Common Stocks
                   (Cost $31,267,389)                            31,697,560
                                                                -----------
Principal
 Amount                                                             Value
----------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 1.2%
$401,000     S     UBS Finance, Inc., 0.000%, due 07/01/03           401,000
                                                                 -----------
                   Total Short-Term Investment
                    (Cost $401,000)                                  401,000
                                                                 -----------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $31,668,389)*                       97.3%  $32,098,560
              OTHER ASSETS AND LIABILITIES-NET             2.7      886,193
                                                        ------  -----------
              NET ASSETS                                100.0%  $32,984,753
                                                        ======  ===========

 @    Non-income producing security
 ADR  American Depositary Receipt
 S    Segregated securities for futures contracts held at June 30,
      2003.
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized appreciation
      consists of:

      Gross Unrealized Appreciation
                                                                 $ 2,208,565
      Gross Unrealized Depreciation
                                                                  (1,778,394)
                                                                 -----------
      Net Unrealized Appreciation
                                                                 $   430,171
                                                                 ===========

                                                             Percentage of
Industry Group                                                Net Assets
--------------------------------------------------------------------------
Auto Manufacturers                                                 4.3%
Banks                                                             17.9%
Beverages                                                          1.1%
Building Materials                                                 0.4%
Chemicals                                                          2.7%
Commercial Paper                                                   1.2%
Commercial Services                                                1.6%
Computers                                                          0.7%
Cosmetics/Personal Care                                            0.4%
Distribution/Wholesale                                             1.5%
Diversified Financial Services                                     0.9%
Electric                                                           4.2%

--------------------------------------------------------------------------
                                                             Percentage of
Industry Group                                                Net Assets
Electrical Components & Equipment                                  1.0%
Electronics                                                        1.2%
Engineering & Construction                                         0.3%
Entertainment                                                      0.4%
Food                                                               6.0%
Food Service                                                       0.4%
Forest Products & Paper                                            0.6%
Gas                                                                0.4%
Hand/Machine Tools                                                 1.2%
Holding Companies-Diversified                                      0.7%
Home Furnishings                                                   0.6%
Insurance                                                          5.2%
Iron/Steel                                                         1.1%
Media                                                              1.9%
Mining                                                             1.6%
Miscellaneous Manufacturing                                        1.4%
Office/Business Equipment                                          1.0%
Oil & Gas                                                          9.4%
Packaging & Containers                                             0.5%
Pharmaceuticals                                                    9.5%
Real Estate                                                        0.6%
Retail                                                             1.6%
Semiconductors                                                     1.2%
Software                                                           0.6%
Telecommunications                                                10.0%
Toys/Games/Hobbies                                                 0.2%
Transportation                                                     0.9%
Water                                                              0.9%
Other Assets and Liabilities, Net                                  2.7%
                                                                 -----
NET ASSETS                                                       100.0%
                                                                 =====

                 See Accompanying Notes to Financial Statements

ING
VP
INTERNATIONAL
EQUITY
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Information concerning open futures contracts at June 30, 2003 is shown below:

                             NO. OF      NOTIONAL     EXPIRATION  UNREALIZED
                            CONTRACTS  MARKET VALUE      DATE        LOSS
                            ---------  ------------      ----        ----
LONG CONTRACTS
--------------
Dow Jones Euro-Stoxx           44       $1,226,300      Sep-03     $(16,697)
FTSE 100 Index                 10          662,370      Sep-03       (7,013)
                                        ----------                 --------
                                        $1,888,670                 $(23,710)
                                        ==========                 ========

                 See Accompanying Notes to Financial Statements

ING
VP
GROWTH
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                           Value
----------------------------------------------------------------------------
COMMON STOCK: 96.1%
                    AEROSPACE/DEFENSE: 1.3%
    57,800          Lockheed Martin Corp.                       $  2,749,546
                                                                ------------
                                                                   2,749,546
                                                                ------------
                    BEVERAGES: 2.1%
    94,700          Coca-Cola Co.                                  4,395,027
                                                                ------------
                                                                   4,395,027
                                                                ------------
                    BIOTECHNOLOGY: 2.9%
    49,572    @     Amgen, Inc.                                    3,293,564
    38,200    @     Genentech, Inc.                                2,754,984
                                                                ------------
                                                                   6,048,548
                                                                ------------
                    COMMERCIAL SERVICES: 2.0%
    67,300    @     Apollo Group, Inc.                             4,156,448
                                                                ------------
                                                                   4,156,448
                                                                ------------
                    COMPUTERS: 2.6%
   166,200    @     Dell Computer Corp.                            5,311,752
                                                                ------------
                                                                   5,311,752
                                                                ------------
                    COSMETICS/PERSONAL CARE: 4.4%
    45,700          Estee Lauder Cos., Inc.                        1,532,321
   116,300          Gillette Co.                                   3,705,318
    43,200          Procter & Gamble Co.                           3,852,576
                                                                ------------
                                                                   9,090,215
                                                                ------------
                    DIVERSIFIED FINANCIAL SERVICES: 8.5%
    36,100          American Express Co.                           1,509,341
    36,000          Bear Stearns Cos., Inc.                        2,607,120
    32,300          Capital One Financial Corp.                    1,588,514
    46,700          Citigroup, Inc.                                1,998,760
    19,900          Countrywide Financial Corp.                    1,384,443
    45,800          Fannie Mae                                     3,088,752
    19,500          Goldman Sachs Group, Inc.                      1,633,125
    46,300          Merrill Lynch & Co., Inc.                      2,161,284
    34,100          Morgan Stanley                                 1,457,775
                                                                ------------
                                                                  17,429,114
                                                                ------------
                    ENTERTAINMENT: 0.1%
     7,500          GTECH Holdings Corp.                             282,375
                                                                ------------
                                                                     282,375
                                                                ------------
                    HAND/MACHINE TOOLS: 1.0%
    46,200          Black & Decker Corp.                           2,007,390
                                                                ------------
                                                                   2,007,390
                                                                ------------
                    HEALTHCARE -- PRODUCTS: 4.4%
    71,600          Johnson & Johnson                              3,701,720
    26,400    @     St. Jude Medical, Inc.                         1,518,000
    66,000    @     Varian Medical Systems, Inc.                   3,799,620
                                                                ------------
                                                                   9,019,340
                                                                ------------
                    HEALTHCARE -- SERVICES: 4.3%
    34,100    A     Aetna, Inc.                                    2,052,820
    39,300    @     Anthem, Inc.                                   3,031,995
    48,800    @     Coventry Health Care, Inc.                     2,252,608
    31,400          UnitedHealth Group, Inc.                       1,577,850
                                                                ------------
                                                                   8,915,273
                                                                ------------
                    HOME BUILDERS: 0.7%
    18,900          Centex Corp.                                   1,470,231
                                                                ------------
                                                                   1,470,231
                                                                ------------
                    INSURANCE: 0.9%
    61,200    @@    Willis Group Holdings Ltd.                     1,881,900
                                                                ------------
                                                                   1,881,900
                                                                ------------

  Shares                                                           Value
----------------------------------------------------------------------------
                    INTERNET: 5.7%
    31,000    @     eBay, Inc.                                  $  3,229,580
    86,200    @     Symantec Corp.                                 3,780,732
   142,800    @     Yahoo!, Inc.                                   4,678,128
                                                                ------------
                                                                  11,688,440
                                                                ------------
                    LODGING: 0.8%
    38,500    @     Harrah's Entertainment, Inc.                   1,549,240
                                                                ------------
                                                                   1,549,240
                                                                ------------
                    MEDIA: 1.9%
   138,700    @     Fox Entertainment Group, Inc.                  3,991,786
                                                                ------------
                                                                   3,991,786
                                                                ------------
                    MISCELLANEOUS MANUFACTURING: 5.7%
    41,597          Danaher Corp.                                  2,830,675
    23,100          Eaton Corp.                                    1,815,891
   247,100          General Electric Co.                           7,086,828
                                                                ------------
                                                                  11,733,394
                                                                ------------
                    OIL & GAS: 0.9%
    46,900   @,@@   Nabors Industries Ltd.                         1,854,895
                                                                ------------
                                                                   1,854,895
                                                                ------------
                    OIL & GAS SERVICES: 4.3%
    49,400    @     BJ Services Co.                                1,845,584
   229,500          Halliburton Co.                                5,278,500
    49,700    @     Smith Intl., Inc.                              1,825,978
                                                                ------------
                                                                   8,950,062
                                                                ------------
                    PHARMACEUTICALS: 14.6%
    45,700    @     Barr Laboratories, Inc.                        2,993,350
    70,100    @     Forest Laboratories, Inc.                      3,837,975
    75,500    @     Gilead Sciences, Inc.                          4,196,290
   396,980    S     Pfizer, Inc.                                  13,556,867
    59,300    @@    Teva Pharmaceutical Industries ADR             3,375,949
    53,300    @     Watson Pharmaceuticals, Inc.                   2,151,721
                                                                ------------
                                                                  30,112,152
                                                                ------------
                    RETAIL: 5.7%
    52,700    @     Bed Bath & Beyond, Inc.                        2,045,287
   101,500          Home Depot, Inc.                               3,361,680
   117,800          Wal-Mart Stores, Inc.                          6,322,326
                                                                ------------
                                                                  11,729,293
                                                                ------------
                    SEMICONDUCTORS: 5.9%
   276,700          Intel Corp.                                    5,750,933
    97,300          Linear Technology Corp.                        3,134,033
    80,500    @     Nvidia Corp.                                   1,852,305
    28,600    @     QLogic Corp.                                   1,382,238
                                                                ------------
                                                                  12,119,509
                                                                ------------
                    SOFTWARE: 11.7%
    47,000    @     Electronic Arts, Inc.                          3,477,530
    79,900          First Data Corp.                               3,311,056
    63,900    @     Mercury Interactive Corp.                      2,467,179
   412,400          Microsoft Corp.                               10,561,564
   366,100    @     Oracle Corp.                                   4,400,522
                                                                ------------
                                                                  24,217,851
                                                                ------------
                    TELECOMMUNICATIONS: 3.7%
   109,800   @,@@   Amdocs Ltd.                                    2,635,200
   301,100    @     Cisco Systems, Inc.                            5,025,359
                                                                ------------
                                                                   7,660,559
                                                                ------------
                    Total Common Stock
                     (Cost $183,770,141)                         198,364,340
                                                                ------------

                 See Accompanying Notes to Financial Statements

ING
VP
GROWTH
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal
  Amount                                                           Value
----------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 3.3%
$6,688,000          State Street Repurchase Agreement dated
                     06/30/03, 1.100%, due 07/01/03,
                     $6,688,204 to be received upon repurchase
                     (Collateralized by
                     $6,820,000 Federal Home Loan Bank,
                     1.300%, Market Value $6,826,397,
                     due 06/28/04)                              $  6,688,000
                                                                ------------
                    Total Short-Term Investment
                     (Cost $6,688,000)                             6,688,000
                                                                ------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $190,458,141)*                     99.4%  $205,052,340
              OTHER ASSETS AND LIABILITIES-NET            0.6     1,283,914
                                                       ------  ------------
              NET ASSETS                               100.0%  $206,336,254
                                                       ======  ============

 @    Non-income producing security
 @@   Foreign Issuer
 A    Related Party
 ADR  American Depositary Receipt
 S    Segregated securities for futures contracts held at June 30,
      2003.
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized appreciation
      consists of:

      Gross Unrealized Appreciation
                                                                 $18,560,679
      Gross Unrealized Depreciation
                                                                  (3,966,480)
                                                                 -----------
      Net Unrealized Appreciation
                                                                 $14,594,199
                                                                 ===========

Information concerning open futures contracts at June 30, 2003 is shown below:

                 NO. OF      NOTIONAL     EXPIRATION  UNREALIZED
                CONTRACTS  MARKET VALUE      DATE        LOSS
                ---------  ------------      ----        ----
LONG CONTRACTS
--------------
S&P 500 Index      19       $4,623,175      Sep-03    $(172,823)
                            ----------                ---------
                            $4,623,175                $(172,823)
                            ==========                =========

                 See Accompanying Notes to Financial Statements

ING
VP
SMALL
COMPANY
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 92.6%
                   AEROSPACE/DEFENSE: 0.2%
     17,375   @    Moog, Inc.                                  $    603,781
                                                               ------------
                                                                    603,781
                                                               ------------
                   AGRICULTURE: 0.6%
     85,800        Delta & Pine Land Co.                          1,885,884
                                                               ------------
                                                                  1,885,884
                                                               ------------
                   AIRLINES: 0.1%
     32,000   @    Continental Airlines, Inc.                       479,040
                                                               ------------
                                                                    479,040
                                                               ------------
                   APPAREL: 1.2%
     54,600   @    Nautica Enterprises, Inc.                        700,518
    200,000   @    Quiksilver, Inc.                               3,298,000
                                                               ------------
                                                                  3,998,518
                                                               ------------
                   BANKS: 3.5%
     60,000        Chittenden Corp.                               1,641,000
     50,000        Community First Bankshares, Inc.               1,365,000
     43,900        Cullen/Frost Bankers, Inc.                     1,409,190
     73,800   @    First Republic Bank                            1,963,080
     50,000        Greater Bay BanCorp.                           1,021,000
     93,000   @    Local Financial Corp.                          1,342,920
     46,000        Provident Bankshares Corp.                     1,168,860
     73,650   @@   R&G Financial Corp.                            2,187,405
                                                               ------------
                                                                 12,098,455
                                                               ------------
                   BIOTECHNOLOGY: 0.8%
    105,600   @    Integra LifeSciences Holdings Corp.            2,785,728
                                                               ------------
                                                                  2,785,728
                                                               ------------
                   BUILDING MATERIALS: 0.7%
     57,650   @    Trex Co., Inc.                                 2,262,763
                                                               ------------
                                                                  2,262,763
                                                               ------------
                   COMMERCIAL SERVICES: 4.5%
     60,000   @    Advisory Board Co.                             2,415,600
     90,600        Banta Corp.                                    2,932,722
     80,000   @    Corinthian Colleges, Inc.                      3,885,600
    195,000   @    FTI Consulting, Inc.                           4,869,150
     76,100        Rollins, Inc.                                  1,434,485
                                                               ------------
                                                                 15,537,557
                                                               ------------
                   COMPUTERS: 6.3%
    123,900   @    CACI Intl., Inc.                               4,249,770
    100,550   @    Hutchinson Technology, Inc.                    3,307,089
    100,500   @    Intergraph Corp.                               2,160,750
    226,150   @    Iomega Corp.                                   2,397,190
    191,500   @    Lexar Media, Inc.                              1,811,590
    125,000   @    Sandisk Corp.                                  5,043,750
    250,000   @    Western Digital Corp.                          2,575,000
                                                               ------------
                                                                 21,545,139
                                                               ------------
                   COSMETICS/PERSONAL CARE: 0.4%
     67,075   @    Chattem, Inc.                                  1,261,010
                                                               ------------
                                                                  1,261,010
                                                               ------------
                   DISTRIBUTION/WHOLESALE: 0.8%
    139,300   @    Handleman Co.                                  2,228,800
     10,700        Hughes Supply, Inc.                              371,290
                                                               ------------
                                                                  2,600,090
                                                               ------------
                   DIVERSIFIED FINANCIAL SERVICES: 1.9%
     21,000   @    Affiliated Managers Group                      1,279,950
    160,000        Friedman Billings Ramsey Group, Inc.           2,144,000
    250,200   @    Knight Trading Group, Inc.                     1,556,244
    279,100        Metris Cos., Inc.                              1,549,005
                                                               ------------
                                                                  6,529,199
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                   ELECTRIC: 0.7%
     88,400        PNM Resources, Inc.                         $  2,364,700
                                                               ------------
                                                                  2,364,700
                                                               ------------
                   ELECTRICAL COMPONENTS & EQUIPMENT: 2.0%
    100,000        Ametek, Inc.                                   3,665,000
    115,600   @    Rayovac Corp.                                  1,497,020
     45,600   @    Wilson Greatbatch Technologies, Inc.           1,646,160
                                                               ------------
                                                                  6,808,180
                                                               ------------
                   ELECTRONICS: 4.7%
     43,550        Analogic Corp.                                 2,123,498
    154,000   @    Benchmark Electronics, Inc.                    4,737,040
     85,450   @    Itron, Inc.                                    1,842,302
     70,100   @    Paxar Corp.                                      771,100
     69,000   @    Planar Systems, Inc.                           1,349,640
     62,100   @    Trimble Navigation Ltd.                        1,423,953
    110,600   @    Varian, Inc.                                   3,834,502
                                                               ------------
                                                                 16,082,035
                                                               ------------
                   ENGINEERING & CONSTRUCTION: 0.8%
    105,400   @@   Chicago Bridge & Iron Co. NV ADR               2,390,472
      9,500   @    Washington Group Intl., Inc.                     208,050
                                                               ------------
                                                                  2,598,522
                                                               ------------
                   ENTERTAINMENT: 1.6%
    294,300  @,S   Alliance Gaming Corp.                          5,565,213
                                                               ------------
                                                                  5,565,213
                                                               ------------
                   FOOD: 2.5%
    140,000   @    Hain Celestial Group, Inc.                     2,238,600
     81,650   @    RalCorp. Holdings, Inc.                        2,037,984
    131,350        Sensient Technologies Corp.                    2,996,094
    100,500   @    Wild Oats Markets, Inc.                        1,105,500
                                                               ------------
                                                                  8,378,178
                                                               ------------
                   GAS: 0.6%
     99,400        Oneok, Inc.                                    1,951,222
                                                               ------------
                                                                  1,951,222
                                                               ------------
                   HEALTHCARE -- PRODUCTS: 2.6%
    170,200        Cooper Cos., Inc.                              5,917,854
    149,100   @    Wright Medical Group, Inc.                     2,832,900
                                                               ------------
                                                                  8,750,754
                                                               ------------
                   HEALTHCARE -- SERVICES: 1.0%
     36,700   @    Option Care, Inc.                                423,151
    125,650   @    Select Medical Corp.                           3,119,890
                                                               ------------
                                                                  3,543,041
                                                               ------------
                   HOME BUILDERS: 1.5%
    157,800        Standard-Pacific Corp.                         5,232,648
                                                               ------------
                                                                  5,232,648
                                                               ------------
                   HOUSEHOLD PRODUCTS/WARES: 2.6%
    202,600   @    American Greetings                             3,979,064
     71,500   @    Central Garden and Pet Co.                     1,705,275
    118,150        Harland John H. Co.                            3,090,804
                                                               ------------
                                                                  8,775,143
                                                               ------------
                   INSURANCE: 3.9%
    185,000        AmerUs Group Co.                               5,215,150
     45,000        Delphi Financial Group                         2,106,000
     82,600        Landamerica Financial Group, Inc.              3,923,500
     75,000   @    Stewart Information Services Corp.             2,088,750
                                                               ------------
                                                                 13,333,400
                                                               ------------
                   INTERNET: 3.0%
    100,517   @    Mindspeed Technologies, Inc.                     271,395
    201,050        Netbank, Inc.                                  2,645,818

                 See Accompanying Notes to Financial Statements

ING
VP
SMALL
COMPANY
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                   INTERNET (CONTINUED)
     93,800   @    United Online, Inc.                         $  2,376,892
    351,850   @    WebEx Communications, Inc.                     4,883,678
                                                               ------------
                                                                 10,177,783
                                                               ------------
                   INVESTMENT COMPANIES: 0.7%
     99,200        American Capital Strategies Ltd.               2,474,048
                                                               ------------
                                                                  2,474,048
                                                               ------------
                   LEISURE TIME: 0.5%
    143,850   @    K2, Inc.                                       1,762,162
                                                               ------------
                                                                  1,762,162
                                                               ------------
                   MACHINERY -- CONSTRUCTION & MINING: 0.6%
    101,500   @    Terex Corp.                                    1,981,280
                                                               ------------
                                                                  1,981,280
                                                               ------------
                   MACHINERY -- DIVERSIFIED: 0.6%
     43,800        Briggs & Stratton                              2,211,900
                                                               ------------
                                                                  2,211,900
                                                               ------------
                   MEDIA: 1.7%
    150,000   @    Cumulus Media, Inc.                            2,839,500
     41,550        Liberty Corp.                                  1,765,875
    101,300   @    XM Satellite Radio Holdings, Inc.              1,113,287
                                                               ------------
                                                                  5,718,662
                                                               ------------
                   MISCELLANEOUS MANUFACTURING: 0.9%
     72,450        AO Smith Corp.                                 2,039,468
    110,000   @    EnPro Industries, Inc.                         1,175,900
                                                               ------------
                                                                  3,215,368
                                                               ------------
                   OIL & GAS: 2.6%
    147,300   @    Denbury Resources, Inc.                        1,978,239
    125,000        Patina Oil & Gas Corp.                         4,018,750
    187,600   @    Southwestern Energy Co.                        2,815,876
                                                               ------------
                                                                  8,812,865
                                                               ------------
                   OIL & GAS SERVICES: 1.3%
     62,550   @    Lone Star Technologies                         1,324,809
    126,250   @    Oceaneering Intl., Inc.                        3,225,688
                                                               ------------
                                                                  4,550,497
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                   PACKAGING & CONTAINERS: 0.6%
    302,800   @    Crown Holdings, Inc.                        $  2,161,992
                                                               ------------
                                                                  2,161,992
                                                               ------------
                   PHARMACEUTICALS: 5.8%
    206,600   @    Alkermes, Inc.                                 2,220,950
     61,000  @,@@  Angiotech Pharmaceuticals, Inc.                2,485,140
    187,650   @    Atherogenics, Inc.                             2,801,614
     75,000   @    Atrix Labs, Inc.                               1,649,250
    112,600   @    Ilex Oncology, Inc.                            2,185,566
     36,400   @    Inspire Pharmaceuticals, Inc.                    393,120
     85,000   @    MGI Pharma, Inc.                               2,178,550
     75,000   @    Neurocrine Biosciences, Inc.                   3,745,500
     50,000   @    Trimeris, Inc.                                 2,284,000
                                                               ------------
                                                                 19,943,690
                                                               ------------
                   REITS: 7.6%
    108,000        Alexandria Real Estate Equities, Inc.          4,860,000
     32,500        CBL & Associates Properties, Inc.              1,397,500
     37,000        Centerpoint Properties Trust                   2,266,250
     65,000        Corp.orate Office Properties Trust SBI MD      1,100,450
    133,075        Equity One, Inc.                               2,182,430
    100,000        Newcastle Investment Corp.                     1,958,000
     42,100        Ramco-Gershenson Properties                      980,930
    188,000        Reckson Associates Realty Corp.                3,921,680
     39,800        Regency Centers Corp.                          1,392,204
     80,000        SL Green Realty Corp.                          2,791,200
     68,100        Taubman Centers, Inc.                          1,304,796
     70,000        Washington Real Estate Investment Trust        1,904,000
                                                               ------------
                                                                 26,059,440
                                                               ------------
                   RETAIL: 2.2%
     40,000        Claire's Stores, Inc.                          1,014,400
     85,200   @    Hollywood Entertainment Corp.                  1,465,440
    155,850   @    Movie Gallery, Inc.                            2,875,433
    168,600   @    ShopKo Stores, Inc.                            2,191,800
                                                               ------------
                                                                  7,547,073
                                                               ------------
                   SAVINGS & LOANS: 3.2%
    145,000        Commercial Federal Corp.                       3,074,000
     31,300        Connecticut Bancshares, Inc.                   1,228,525
     60,000   @    FirstFed Financial Corp.                       2,117,400
     70,000        Waypoint Financial Corp.                       1,262,800
     84,200        WSFS Financial Corp.                           3,233,280
                                                               ------------
                                                                 10,916,005
                                                               ------------
                   SEMICONDUCTORS: 3.3%
    160,850   @    Artisan Components, Inc.                       3,636,818
    301,550   @    Conexant Systems, Inc.                         1,236,355
    251,300   @    GlobespanVirata, Inc.                          2,100,868
    173,900   @    Power Integrations, Inc.                       4,229,248
                                                               ------------
                                                                 11,203,289
                                                               ------------
                   SOFTWARE: 8.2%
    301,150   @    Activision, Inc.                               3,890,858
    104,550   @    Avid Technology, Inc.                          3,666,568
     50,500   @    Hyperion Solutions Corp.                       1,704,880
    100,300   @    Mantech Intl. Corp.                            1,924,757
    176,000   @    Micromuse, Inc.                                1,406,240
    187,600   @    NETIQ Corp.                                    2,900,296
    150,800   @    Serena Software, Inc.                          3,148,704
    202,600  @,S   Take-Two Interactive Software, Inc.            5,741,684
    201,050   @    THQ, Inc.                                      3,618,900
                                                               ------------
                                                                 28,002,887
                                                               ------------
                   TELECOMMUNICATIONS: 4.3%
    121,100   @    Boston Communications Group                    2,074,443
    476,300   @    Cincinnati Bell, Inc.                          3,191,210
     35,000   @    Commonwealth Telephone Enterprises, Inc.       1,538,950
    239,250   @    Crown Castle Intl. Corp.                       1,858,972
    650,000   @    Enterasys Networks, Inc.                       1,969,500
    186,350   @    Metro One Telecommunications                     961,566
    363,000   @    Sonus Networks, Inc.                           1,825,890
    125,000   @    Talk America Holdings, Inc.                    1,393,750
                                                               ------------
                                                                 14,814,281
                                                               ------------
                   Total Common Stock
                    (Cost $279,972,903)                         316,523,422
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
VP
SMALL
COMPANY
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 3.4%
$11,510,000   S    State Street Repurchase Agreement dated
                    06/30/03, 1.100%, due 07/01/03,
                    $11,510,352 to be received upon
                    repurchase (Collateralized by $11,730,000
                    Federal Home Loan Bank,
                    1.300%, Market Value $11,741,003, due
                    06/28/04)                                  $ 11,510,000
                                                               ------------
                   Total Short-Term Investment
                    (Cost $11,510,000)                           11,510,000
                                                               ------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $291,482,903)*                     96.0%  $328,033,422
              OTHER ASSETS AND LIABILITIES-NET            4.0    13,555,774
                                                       ------  ------------
              NET ASSETS                               100.0%  $341,589,196
                                                       ======  ============

 @    Non-income producing security
 @@   Foreign Issuer
 ADR  American Depositary Receipt
 S    Segregated securities for futures contracts held at June 30,
      2003
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized appreciation
      consists of:

      Gross Unrealized Appreciation                              $40,770,634
      Gross Unrealized Depreciation                               (4,220,115)
                                                                 -----------
      Net Unrealized Appreciation                                $36,550,519
                                                                 ===========

Information concerning open futures contracts at June 30, 2003 is shown below:

                     NO. OF      NOTIONAL     EXPIRATION  UNREALIZED
                    CONTRACTS  MARKET VALUE      DATE        LOSS
                    ---------  ------------      ----        ----
LONG CONTRACTS
--------------
Russell 2000 Index     66      $14,797,200      Sep-03     $(81,520)
                               -----------                 --------
                               $14,797,200                 $(81,520)
                               ===========                 ========

                 See Accompanying Notes to Financial Statements

ING
VP
TECHNOLOGY
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 93.8%
                      COMPUTERS: 15.5%
      35,650    @     Affiliated Computer Services, Inc.        $ 1,630,275
         700    @     Anteon Intl. Corp.                             19,537
      45,200    @     Computer Sciences Corp.                     1,723,024
      99,750    @     Dell Computer Corp.                         3,188,010
     118,100          Hewlett-Packard Co.                         2,515,530
                                                                -----------
                                                                  9,076,376
                                                                -----------
                      DISTRIBUTION/WHOLESALE: 4.1%
      52,200    @     CDW Corp.                                   2,390,760
                                                                -----------
                                                                  2,390,760
                                                                -----------
                      ELECTRONICS: 4.4%
     247,500   @,@@   Flextronics Intl. Ltd.                      2,571,525
                                                                -----------
                                                                  2,571,525
                                                                -----------
                      INTERNET: 3.8%
      21,400    @     eBay, Inc.                                  2,229,452
                                                                -----------
                                                                  2,229,452
                                                                -----------
                      RETAIL: 4.4%
      58,775    @     Best Buy Co., Inc.                          2,581,398
                                                                -----------
                                                                  2,581,398
                                                                -----------
                      SEMICONDUCTORS: 43.4%
      99,000    @     Altera Corp.                                1,623,600
      49,650    @     Analog Devices, Inc.                        1,728,813
     170,900    @     Applied Materials, Inc.                     2,710,474
     113,650          Intel Corp.                                 2,362,102
      50,900    @     Kla-Tencor Corp.                            2,366,341
     154,250    @     Lam Research Corp.                          2,808,892
     158,100    @     Micron Technology, Inc.                     1,838,703
      88,000    @     Novellus Systems, Inc.                      3,222,648
      45,000    @@    STMicroelectronics NV                         935,550
     217,415   @,@@   Taiwan Semiconductor Manufacturing Co.
                       Ltd. ADR                                   2,191,543
      96,250          Texas Instruments, Inc.                     1,694,000
      78,700    @     Xilinx, Inc.                                1,991,897
                                                                -----------
                                                                 25,474,563
                                                                -----------
                      SOFTWARE: 13.8%
      71,850    @     BMC Software, Inc.                          1,173,311
      51,550    @     Intuit, Inc.                                2,295,521
     132,000          Microsoft Corp.                             3,380,520
     104,650    @     Oracle Corp.                                1,257,893
                                                                -----------
                                                                  8,107,245
                                                                -----------
                      TELECOMMUNICATIONS: 4.4%
     153,600    @     Cisco Systems, Inc.                         2,563,584
                                                                -----------
                                                                  2,563,584
                                                                -----------
                      Total Common Stock
                       (Cost $55,588,215)                        54,994,903
                                                                -----------
SHORT-TERM INVESTMENT: 6.3%
$  3,716,000          State Street Repurchase Agreement dated
                       06/30/03, 0.950%, due 07/01/03,
                       $3,716,098 to be received upon
                       repurchase (Collateralized by
                       $3,705,000 U.S. Treasury Note, 3.000%,
                       Market Value $3,792,994,
                       due 02/29/04)                              3,716,000
                                                                -----------
                      Total Short-Term Investment
                       (Cost $3,716,000)                          3,716,000
                                                                -----------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $59,304,215)*                     100.1%  $ 58,710,903
              OTHER ASSETS AND LIABILITIES-NET          (0.1)       (66,438)
                                                       ------  ------------
              NET ASSETS                               100.0%  $ 58,644,465
                                                       ======  ============

 @    Non-income producing security
 @@   Foreign Issuer
 ADR  American Depositary Receipt
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized depreciation
      consists of:

      Gross Unrealized Appreciation                               $ 5,505,391
      Gross Unrealized Depreciation                                (6,098,703)
                                                                  -----------
      Net Unrealized Depreciation                                 $  (593,312)
                                                                  ===========

                 See Accompanying Notes to Financial Statements

ING
VALUE
OPPORTUNITY
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
COMMON STOCK: 97.6%
                      AEROSPACE/DEFENSE: 0.4%
      28,800          Boeing Co.                               $    988,416
                                                               ------------
                                                                    988,416
                                                               ------------
                      APPAREL: 2.7%
     118,900    @     Jones Apparel Group, Inc.                   3,479,014
      79,300    @     Reebok Intl. Ltd.                           2,666,859
                                                               ------------
                                                                  6,145,873
                                                               ------------
                      BANKS: 7.1%
      83,300          Bank of America Corp.                       6,583,199
     126,000          National City Corp.                         4,121,460
      77,500          Wachovia Corp.                              3,096,900
      51,200          Wells Fargo & Co.                           2,580,480
                                                               ------------
                                                                 16,382,039
                                                               ------------
                      BEVERAGES: 3.0%
     113,500          Anheuser-Busch Cos., Inc.                   5,794,175
      26,000          PepsiCo, Inc.                               1,157,000
                                                               ------------
                                                                  6,951,175
                                                               ------------
                      BIOTECHNOLOGY: 2.0%
      69,200    @     Amgen, Inc.                                 4,597,648
                                                               ------------
                                                                  4,597,648
                                                               ------------
                      CHEMICALS: 0.8%
      66,100          Sherwin-Williams Co.                        1,776,768
                                                               ------------
                                                                  1,776,768
                                                               ------------
                      COMMERCIAL SERVICES: 3.0%
     268,900    @     Cendant Corp.                               4,926,248
      75,200          Equifax, Inc.                               1,955,200
                                                               ------------
                                                                  6,881,448
                                                               ------------
                      COMPUTERS: 5.1%
      94,100    @     Dell Computer Corp.                         3,007,436
     241,000          Hewlett-Packard Co.                         5,133,300
      44,700          International Business Machines Corp.       3,687,750
                                                               ------------
                                                                 11,828,486
                                                               ------------
                      COSMETICS/PERSONAL CARE: 3.3%
      84,500          Procter & Gamble Co.                        7,535,710
                                                               ------------
                                                                  7,535,710
                                                               ------------
                      DIVERSIFIED FINANCIAL SERVICES: 11.9%
      80,000          Bear Stearns Cos., Inc.                     5,793,600
     160,200          Citigroup, Inc.                             6,856,560
      56,700          Countrywide Financial Corp.                 3,944,619
      25,500          Fannie Mae                                  1,719,720
      40,100          Goldman Sachs Group, Inc.                   3,358,375
     133,200          JP Morgan Chase & Co.                       4,552,776
      34,100          Morgan Stanley                              1,457,775
                                                               ------------
                                                                 27,683,425
                                                               ------------
                      ELECTRIC: 1.4%
      35,100          Dominion Resources, Inc.                    2,255,877
      18,100          Exelon Corp.                                1,082,561
                                                               ------------
                                                                  3,338,438
                                                               ------------
                      ELECTRONICS: 0.2%
      31,100    @     Thomas & Betts Corp.                          449,395
                                                               ------------
                                                                    449,395
                                                               ------------
                      HEALTHCARE -- PRODUCTS: 5.3%
      98,300          Bausch & Lomb, Inc.                         3,686,250
      36,900          CR Bard, Inc.                               2,631,339
     117,600          Johnson & Johnson                           6,079,920
                                                               ------------
                                                                 12,397,509
                                                               ------------
                      HEALTHCARE -- SERVICES: 0.5%
      14,000    @     WellPoint Health Networks                   1,180,200
                                                               ------------
                                                                  1,180,200
                                                               ------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      HOUSEHOLD PRODUCTS/WARES: 2.1%
     249,000    @     American Greetings                       $  4,890,360
                                                               ------------
                                                                  4,890,360
                                                               ------------
                      INSURANCE: 2.6%
      14,000          Aflac, Inc.                                   430,500
      19,100          American Intl. Group                        1,053,938
      25,900          Progressive Corp.                           1,893,290
      37,100          Safeco Corp.                                1,308,888
      34,600          Torchmark Corp.                             1,288,850
                                                               ------------
                                                                  5,975,466
                                                               ------------
                      MEDIA: 1.0%
      31,700    @     AOL Time Warner, Inc.                         510,053
      44,100    @     Clear Channel Communications, Inc.          1,869,399
                                                               ------------
                                                                  2,379,452
                                                               ------------
                      MISCELLANEOUS MANUFACTURING: 4.0%
      72,300          Cooper Industries Ltd.                      2,985,990
     143,200          General Electric Co.                        4,106,976
      82,300          Honeywell Intl., Inc.                       2,209,755
                                                               ------------
                                                                  9,302,721
                                                               ------------
                      OFFICE/BUSINESS EQUIPMENT: 0.6%
     142,500    @     Xerox Corp.                                 1,509,075
                                                               ------------
                                                                  1,509,075
                                                               ------------
                      OIL & GAS: 5.9%
      76,500          Anadarko Petroleum Corp.                    3,401,955
      19,100          ConocoPhillips                              1,046,680
     160,900          Exxon Mobil Corp.                           5,777,919
     101,000          Occidental Petroleum Corp.                  3,388,550
                                                               ------------
                                                                 13,615,104
                                                               ------------
                      PACKAGING & CONTAINERS: 1.0%
     121,300    @     Pactiv Corp.                                2,390,823
                                                               ------------
                                                                  2,390,823
                                                               ------------
                      PHARMACEUTICALS: 5.8%
      72,900          Abbott Laboratories                         3,190,104
      72,700          Bristol-Myers Squibb Co.                    1,973,805
      58,000          Merck & Co., Inc.                           3,511,900
     140,100          Pfizer, Inc.                                4,784,415
                                                               ------------
                                                                 13,460,224
                                                               ------------
                      RETAIL: 3.9%
      92,900          Federated Department Stores                 3,423,365
      41,900          Home Depot, Inc.                            1,387,728
      80,300          Wal-Mart Stores, Inc.                       4,309,701
                                                               ------------
                                                                  9,120,794
                                                               ------------
                      SAVINGS & LOANS: 2.0%
     111,900          Washington Mutual, Inc.                     4,621,470
                                                               ------------
                                                                  4,621,470
                                                               ------------
                      SEMICONDUCTORS: 2.7%
     190,400          Intel Corp.                                 3,957,274
      21,100          Maxim Integrated Products                     721,409
      85,300          Texas Instruments, Inc.                     1,501,280
                                                               ------------
                                                                  6,179,963
                                                               ------------
                      SOFTWARE: 7.8%
      29,800    @     Electronic Arts, Inc.                       2,204,902
      91,000          First Data Corp.                            3,771,040
     335,700          Microsoft Corp.                             8,597,277
     350,100    @     Novell, Inc.                                1,078,308
     213,100    @     Oracle Corp.                                2,561,462
                                                               ------------
                                                                 18,212,989
                                                               ------------
                      TELECOMMUNICATIONS: 11.2%
     102,700          AT&T Corp.                                  1,976,975
     560,800    @     AT&T Wireless Services, Inc.                4,604,168
      64,200          BellSouth Corp.                             1,709,646
     379,200    @     Cisco Systems, Inc.                         6,328,848

                 See Accompanying Notes to Financial Statements

ING
VALUE
OPPORTUNITY
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      TELECOMMUNICATIONS (CONTINUED)
      88,300    @     Citizens Communications Co.              $  1,138,187
     148,800          Motorola, Inc.                              1,403,184
      94,700    @     Nextel Communications, Inc.                 1,712,176
     116,700          Qualcomm, Inc.                              4,172,025
      77,800          Verizon Communications, Inc.                3,069,210
                                                               ------------
                                                                 26,114,419
                                                               ------------
                      TRANSPORTATION: 0.3%
      13,000          FedEx Corp.                                   806,390
                                                               ------------
                                                                    806,390
                                                               ------------
                      Total Common Stock
                       (Cost $206,690,223)                      226,715,780
                                                               ------------
 Principal
   Amount                                                         Value
---------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 2.1%
$  4,787,000          State Street Repurchase Agreement dated
                       06/30/03, 1.100%, due 07/01/03,
                       $4,787,146 to be received upon
                       repurchase (Collateralized by
                       $4,880,000 Federal Home Loan Bank,
                       1.350%, Market Value $4,886,246, due
                       06/02/04)                                  4,787,000
                                                               ------------
                      Total Short-Term Investment
                       (Cost $4,787,000)                          4,787,000
                                                               ------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $211,477,223)*                     99.7%  $231,502,780
              OTHER ASSETS AND LIABILITIES-NET            0.3       666,907
                                                       ------  ------------
              NET ASSETS                               100.0%  $232,169,687
                                                       ======  ============

 @    Non-income producing security
 @@   Foreign Issuer
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized appreciation
      consists of:

     Gross Unrealized Appreciation                                $ 22,125,783
     Gross Unrealized Depreciation                                  (2,100,226)
                                                                  ------------
     Net Unrealized Appreciation                                  $ 20,025,557
                                                                  ============

                 See Accompanying Notes to Financial Statements

ING
VP
BALANCED
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                         Value
----------------------------------------------------------------------------
COMMON STOCK: 59.2%
                      AEROSPACE/DEFENSE: 1.0%
      53,450          Boeing Co.                              $    1,834,404
      96,125          Goodrich Corp.                               2,018,625
      89,500          Lockheed Martin Corp.                        4,257,515
      94,300          Rockwell Collins, Inc.                       2,322,609
      29,000          United Technologies Corp.                    2,054,070
                                                              --------------
                                                                  12,487,223
                                                              --------------
                      AGRICULTURE: 0.5%
     128,550          Altria Group, Inc.                           5,841,312
                                                              --------------
                                                                   5,841,312
                                                              --------------
                      APPAREL: 1.0%
     137,775          Liz Claiborne, Inc.                          4,856,569
      64,000          Nike, Inc.                                   3,423,360
      52,075    @     Quiksilver, Inc.                               858,717
      81,275    @     Reebok Intl. Ltd.                            2,733,278
     104,075    @     Skechers U.S.A., Inc.                          770,155
                                                              --------------
                                                                  12,642,079
                                                              --------------
                      AUTO MANUFACTURERS: 0.5%
     390,300          Ford Motor Co.                               4,289,397
      40,100          Paccar, Inc.                                 2,709,156
                                                              --------------
                                                                   6,998,553
                                                              --------------
                      AUTO PARTS & EQUIPMENT: 0.1%
     102,150    @     Dura Automotive Systems, Inc.                1,002,092
                                                              --------------
                                                                   1,002,092
                                                              --------------
                      BANKS: 2.9%
     161,900          Bank of America Corp.                       12,794,957
      71,950          Bank One Corp.                               2,675,101
     130,275          Hibernia Corp.                               2,365,794
     129,050          National City Corp.                          4,221,226
     116,600          US BanCorp.                                  2,856,700
     187,100          Wachovia Corp.                               7,476,516
     105,300          Wells Fargo & Co.                            5,307,120
                                                              --------------
                                                                  37,697,414
                                                              --------------
                      BEVERAGES: 1.0%
     155,100          Coca-Cola Co.                                7,198,191
      38,850    @     Constellation Brands, Inc.                   1,219,890
     108,150          PepsiCo, Inc.                                4,812,675
                                                              --------------
                                                                  13,230,756
                                                              --------------
                      BIOTECHNOLOGY: 0.7%
      80,800    @     Amgen, Inc.                                  5,368,352
      59,700    @     Chiron Corp.                                 2,610,084
      41,650    @     Invitrogen Corp.                             1,598,111
                                                              --------------
                                                                   9,576,547
                                                              --------------
                      CHEMICALS: 0.5%
      68,950          Dow Chemical Co.                             2,134,692
      76,100          Du Pont EI de Nemours & Co.                  3,168,804
      51,700          HB Fuller Co.                                1,138,434
                                                              --------------
                                                                   6,441,930
                                                              --------------
                      COMMERCIAL SERVICES: 0.8%
      58,850    @     Corp.orate Executive Board Co.               2,385,191
      42,900          Equifax, Inc.                                1,115,400
      64,500          H&R Block, Inc.                              2,789,625
      76,500    @     Quintiles Transnational Corp.                1,085,535
      39,650    @     Rent-A-Center, Inc.                          3,005,867
                                                              --------------
                                                                  10,381,618
                                                              --------------
                      COMPUTERS: 2.5%
     305,900    @     Dell Computer Corp.                          9,776,564
     131,450    @     EMC Corp.-Mass                               1,376,282
      57,850    @     Fidelity National Information
                       Solutions, Inc.                             1,508,728
     188,750          Hewlett-Packard Co.                          4,020,375
     102,300          International Business Machines Corp.        8,439,750

   Shares                                                         Value
----------------------------------------------------------------------------
      39,200    @     Lexmark Intl., Inc.                     $    2,774,184
     107,600    @     Perot Systems Corp.                          1,222,336
      15,300    @     Synopsys, Inc.                                 946,305
     207,500    @     Western Digital Corp.                        2,137,250
                                                              --------------
                                                                  32,201,774
                                                              --------------
                      COSMETICS/PERSONAL CARE: 1.8%
      91,200          Colgate-Palmolive Co.                        5,285,040
     173,500          Gillette Co.                                 5,527,710
     137,300          Procter & Gamble Co.                        12,244,414
                                                              --------------
                                                                  23,057,164
                                                              --------------
                      DISTRIBUTION/WHOLESALE: 0.2%
      22,300    @     Handleman Co.                                  356,800
      30,400    @     Scansource, Inc.                               813,200
      42,650    @     Tech Data Corp.                              1,139,182
         932    @     Timco Aviation Services                            354
                                                              --------------
                                                                   2,309,536
                                                              --------------
                      DIVERSIFIED FINANCIAL SERVICES: 5.5%
      55,500    @     Affiliated Managers Group                    3,382,725
      82,550          American Express Co.                         3,451,416
      35,900          Bear Stearns Cos., Inc.                      2,599,878
      65,950          Capital One Financial Corp.                  3,243,421
     310,300          Citigroup, Inc.                             13,280,840
      40,300          Countrywide Financial Corp.                  2,803,671
     124,050          Fannie Mae                                   8,365,932
     106,950          Freddie Mac                                  5,429,852
     253,000          JP Morgan Chase & Co.                        8,647,540
      57,400          Lehman Brothers Holdings, Inc.               3,815,952
     246,250          MBNA Corp.                                   5,131,850
     140,600          Merrill Lynch & Co., Inc.                    6,563,208
      67,750          Morgan Stanley                               2,896,313
      39,775          New Century Financial Corp.                  1,736,179
                                                              --------------
                                                                  71,348,777
                                                              --------------
                      ELECTRIC: 1.6%
     287,000    @     AES Corp.                                    1,822,450
      62,250          Cinergy Corp.                                2,290,178
      71,000          CMS Energy Corp.                               575,100
      20,450          Dominion Resources, Inc.                     1,314,322
      43,950          Duke Energy Corp.                              876,803
      71,050          Exelon Corp.                                 4,249,501
      11,300          FPL Group, Inc.                                755,405
     147,300    @     PG&E Corp.                                   3,115,395
      35,500          PNM Resources, Inc.                            949,625
      62,850          PPL Corp.                                    2,702,550
      47,300          Southern Co.                                 1,473,868
                                                              --------------
                                                                  20,125,197
                                                              --------------
                      ELECTRICAL COMPONENTS & EQUIPMENT: 0.2%
     118,450          American Power Conversion                    1,846,636
      26,200          Emerson Electric Co.                         1,338,820
                                                              --------------
                                                                   3,185,456
                                                              --------------
                      ELECTRONICS: 0.5%
      32,500    @     Benchmark Electronics, Inc.                    999,700
      77,450    @     Itron, Inc.                                  1,669,822
      57,400   @,@@   Mettler Toledo Intl., Inc.                   2,103,710
      70,550    @     Waters Corp.                                 2,055,122
                                                              --------------
                                                                   6,828,354
                                                              --------------
                      ENTERTAINMENT: 0.4%
     127,375    @     Alliance Gaming Corp.                        2,408,661
      56,400          GTECH Holdings Corp.                         2,123,460
                                                              --------------
                                                                   4,532,121
                                                              --------------
                      ENVIRONMENTAL CONTROL: 0.1%
     120,850    @     Allied Waste Industries, Inc.                1,214,543
                                                              --------------
                                                                   1,214,543
                                                              --------------

                 See Accompanying Notes to Financial Statements

ING
VP
BALANCED
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
----------------------------------------------------------------------------
                      FOOD: 0.3%
      98,950          HJ Heinz Co.                            $    3,263,371
      29,300          Sensient Technologies Corp.                    668,333
                                                              --------------
                                                                   3,931,704
                                                              --------------
                      FOREST PRODUCTS & PAPER: 0.1%
      37,700          International Paper Co.                      1,347,021
                                                              --------------
                                                                   1,347,021
                                                              --------------
                      GAS: 0.3%
     123,750          Oneok, Inc.                                  2,429,213
      24,650          Peoples Energy Corp.                         1,057,239
                                                              --------------
                                                                   3,486,452
                                                              --------------
                      HAND/MACHINE TOOLS: 0.1%
      35,500          Snap-On, Inc.                                1,030,565
                                                              --------------
                                                                   1,030,565
                                                              --------------
                      HEALTHCARE -- PRODUCTS: 2.1%
      68,475          CR Bard, Inc.                                4,882,952
      63,575    @     Edwards Lifesciences Corp.                   2,043,301
      78,700          Guidant Corp.                                3,493,493
      43,775          Invacare Corp.                               1,444,575
     182,050          Johnson & Johnson                            9,411,985
      77,775    @     Respironics, Inc.                            2,918,118
      37,900    @     Varian Medical Systems, Inc.                 2,181,903
                                                              --------------
                                                                  26,376,327
                                                              --------------
                      HEALTHCARE -- SERVICES: 1.6%
      48,900    A     Aetna, Inc.                                  2,943,780
      43,000    @     Anthem, Inc.                                 3,317,450
      83,500    @     Humana, Inc.                                 1,260,850
      67,450    @     Pacificare Health Systems                    3,327,309
      67,150    @     Sierra Health Services                       1,343,000
     107,800          UnitedHealth Group, Inc.                     5,416,950
      40,050    @     WellPoint Health Networks                    3,376,215
                                                              --------------
                                                                  20,985,554
                                                              --------------
                      HOUSEHOLD PRODUCTS/WARES: 0.4%
     210,075    @     American Greetings                           4,125,873
      35,350          Tupperware Corp.                               507,626
                                                              --------------
                                                                   4,633,499
                                                              --------------
                      INSURANCE: 2.9%
      81,500    @@    ACE Ltd.                                     2,794,635
     117,050          Aflac, Inc.                                  3,599,288
     129,700          Allstate Corp.                               4,623,805
     159,700          American Intl. Group                         8,812,246
      66,543          Fidelity National Financial, Inc.            2,046,863
      70,800          First American Corp.                         1,865,580
      30,600          Landamerica Financial Group, Inc.            1,453,500
      97,350          Principal Financial Group                    3,139,538
      53,100          Progressive Corp.                            3,881,610
      57,050          Safeco Corp.                                 2,012,724
      37,200    @@    XL Capital Ltd.                              3,087,600
                                                              --------------
                                                                  37,317,389
                                                              --------------
                      INTERNET: 0.8%
      53,450    @     eBay, Inc.                                   5,568,421
      58,150    @     eSpeed, Inc.                                 1,149,044
     136,500    @     RSA Security, Inc.                           1,467,375
      54,150    @     Symantec Corp.                               2,375,019
                                                              --------------
                                                                  10,559,859
                                                              --------------
                      MACHINERY -- DIVERSIFIED: 0.5%
      22,725    @     AGCO Corp.                                     388,143
      68,150          Deere & Co.                                  3,114,455
      42,475    @     Flowserve Corp.                                835,483
      89,100          Rockwell Automation, Inc.                    2,124,144
                                                              --------------
                                                                   6,462,225
                                                              --------------
                      MEDIA: 2.0%
     277,850    @     AOL Time Warner, Inc.                        4,470,607
      37,050    @     Clear Channel Communications, Inc.           1,570,550

   Shares                                                         Value
----------------------------------------------------------------------------
     144,100    @     Comcast Corp.                           $    4,348,938
      58,850    @     Entercom Communications Corp.                2,884,239
      16,600          Gannett Co., Inc.                            1,275,046
      23,100          Media General, Inc.                          1,321,320
      24,900          Meredith Corp.                               1,095,600
      28,525    @     Scholastic Corp.                               849,475
     109,700    @     Viacom, Inc.                                 4,789,502
     126,900          Walt Disney Co.                              2,506,275
                                                              --------------
                                                                  25,111,552
                                                              --------------
                      METAL FABRICATE/HARDWARE: 0.2%
      70,325          Quanex Corp.                                 2,090,059
                                                              --------------
                                                                   2,090,059
                                                              --------------
                      MINING: 0.1%
      29,900          Newmont Mining Corp.                           970,554
                                                              --------------
                                                                     970,554
                                                              --------------
                      MISCELLANEOUS MANUFACTURING: 2.6%
      24,100          3M Co.                                       3,108,418
      90,350          Eastman Kodak Co.                            2,471,073
     844,750          General Electric Co.                        24,227,430
      53,050          Honeywell Intl., Inc.                        1,424,393
     120,950    @@    Tyco Intl. Ltd.                              2,295,631
                                                              --------------
                                                                  33,526,945
                                                              --------------
                      OFFICE/BUSINESS EQUIPMENT: 0.2%
     260,050          IKON Office Solutions, Inc.                  2,314,445
                                                              --------------
                                                                   2,314,445
                                                              --------------
                      OIL & GAS: 3.1%
      68,900          Anadarko Petroleum Corp.                     3,063,983
      66,800          ChevronTexaco Corp.                          4,822,960
      42,200          ConocoPhillips                               2,312,560
     407,200          Exxon Mobil Corp.                           14,622,552
      68,600    @     Houston Exploration Co.                      2,380,420
     107,650          Marathon Oil Corp.                           2,836,578
     103,300          Occidental Petroleum Corp.                   3,465,715
      44,400          Sunoco, Inc.                                 1,675,656
     150,450    @     Tesoro Petroleum Corp.                       1,035,096
      90,550          Unocal Corp.                                 2,597,880
      63,875          Vintage Petroleum, Inc.                        720,510
                                                              --------------
                                                                  39,533,910
                                                              --------------
                      OIL & GAS SERVICES: 0.2%
     243,450    @     Veritas DGC, Inc.                            2,799,675
                                                              --------------
                                                                   2,799,675
                                                              --------------
                      PACKAGING & CONTAINERS: 0.3%
      36,950          Ball Corp.                                   1,681,595
      53,000    @     Sealed Air Corp.                             2,525,980
                                                              --------------
                                                                   4,207,575
                                                              --------------
                      PHARMACEUTICALS: 3.0%
      98,600          Abbott Laboratories                          4,314,736
      69,100          Eli Lilly & Co.                              4,765,827
     128,775          ICN Pharmaceuticals, Inc.                    2,158,269
     144,600    @     King Pharmaceuticals, Inc.                   2,134,296
      20,625          Medicis Pharmaceutical                       1,169,438
     135,500          Merck & Co., Inc.                            8,204,525
     481,200          Pfizer, Inc.                                16,432,980
                                                              --------------
                                                                  39,180,071
                                                              --------------
                      PIPELINES: 0.1%
      19,900          Williams Energy Partners LP                    942,464
                                                              --------------
                                                                     942,464
                                                              --------------
                      REAL ESTATE: 0.2%
      70,625          LNR Property Corp.                           2,641,375
                                                              --------------
                                                                   2,641,375
                                                              --------------

                 See Accompanying Notes to Financial Statements

ING
VP
BALANCED
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
----------------------------------------------------------------------------
                      REITS: 0.2%
      46,350          Chelsea Property Group, Inc.            $    1,868,369
      26,975          Kimco Realty Corp.                           1,022,353
                                                              --------------
                                                                   2,890,722
                                                              --------------
                      RETAIL: 3.3%
      71,725          Claire's Stores, Inc.                        1,818,946
      73,750          Federated Department Stores                  2,717,688
     146,050          Home Depot, Inc.                             4,837,176
      42,175    @     Jack in the Box, Inc.                          940,503
      48,400          Lowe's Cos., Inc.                            2,078,780
      79,350          McDonald's Corp.                             1,750,461
     125,800    @     Movie Gallery, Inc.                          2,321,010
      94,950    @     ShopKo Stores, Inc.                          1,234,350
     113,525    @     Sports Authority, Inc.                       1,214,718
     148,950    @     Staples, Inc.                                2,733,233
      50,425    @     United Auto Group, Inc.                      1,098,257
     170,850          Walgreen Co.                                 5,142,585
     266,350          Wal-Mart Stores, Inc.                       14,295,005
                                                              --------------
                                                                  42,182,712
                                                              --------------
                      SAVINGS & LOANS: 1.6%
     127,100          BankAtlantic BanCorp., Inc.                  1,511,219
      26,975          Downey Financial Corp.                       1,114,068
      76,700    @     FirstFed Financial Corp.                     2,706,743
     200,675          Flagstar BanCorp., Inc.                      4,906,504
      99,866          New York Community BanCorp., Inc.            2,905,102
     151,400          Washington Mutual, Inc.                      6,252,820
      33,050          Webster Financial Corp.                      1,249,290
                                                              --------------
                                                                  20,645,746
                                                              --------------
                      SEMICONDUCTORS: 0.9%
     191,100    @     Applied Micro Circuits Corp.                 1,156,155
     101,050    @     Cirrus Logic, Inc.                             406,221
     401,200          Intel Corp.                                  8,338,541
     248,250    @     Silicon Image, Inc.                          1,385,235
                                                              --------------
                                                                  11,286,152
                                                              --------------
                      SOFTWARE: 4.7%
      75,900          Adobe Systems, Inc.                          2,434,113
      93,300    @     Citrix Systems, Inc.                         1,899,588
     152,900          Computer Associates Intl., Inc.              3,406,612
     210,080    @     Compuware Corp.                              1,212,162
      45,250          First Data Corp.                             1,875,160
      72,225          Inter-Tel, Inc.                              1,532,615
      64,300    @     Intuit, Inc.                                 2,863,279
      51,700    @     Mercury Interactive Corp.                    1,996,137
     938,250          Microsoft Corp.                             24,028,583
     139,750    @     NETIQ Corp.                                  2,160,535
     540,450    @     Novell, Inc.                                 1,664,586
     664,100    @     Oracle Corp.                                 7,982,482
     105,575    @     Pinnacle Systems, Inc.                       1,129,653
     270,750    @     ScanSoft, Inc.                               1,470,173
     217,300    @     Siebel Systems, Inc.                         2,073,042
     117,650    @     Veritas Software Corp.                       3,373,026
                                                              --------------
                                                                  61,101,746
                                                              --------------
                      TELECOMMUNICATIONS: 4.3%
     233,550    @     Arris Group, Inc.                            1,158,408
     248,150    @     Avaya, Inc.                                  1,603,049
      51,050          Black Box Corp.                              1,848,010
     745,200    @     Cisco Systems, Inc.                         12,437,388
      59,850    @     Commonwealth Telephone Enterprises,
                       Inc.                                        2,631,605
     105,100    @     Comverse Technology, Inc.                    1,579,653
      39,850          Harris Corp.                                 1,197,493
     238,800    @     Nextel Communications, Inc.                  4,317,504
      47,750          Qualcomm, Inc.                               1,707,063
      36,050    @     SafeNet, Inc.                                1,008,679
     373,600          SBC Communications, Inc.                     9,545,480
      84,350          Scientific-Atlanta, Inc.                     2,010,904

   Shares                                                         Value
----------------------------------------------------------------------------
     226,350          Sprint Corp.-FON Group                  $    3,259,440
     287,600          Verizon Communications, Inc.                11,345,820
                                                              --------------
                                                                  55,650,496
                                                              --------------
                      TOYS/GAMES/HOBBIES: 0.3%
     101,500          Hasbro, Inc.                                 1,775,235
     127,450          Mattel, Inc.                                 2,411,354
                                                              --------------
                                                                   4,186,589
                                                              --------------
                      TRANSPORTATION: 1.0%
      64,600          FedEx Corp.                                  4,007,138
     141,300          United Parcel Service, Inc.                  9,000,810
                                                              --------------
                                                                  13,007,948
                                                              --------------
                      Total Common Stock
                       (Cost $706,317,706)                       761,503,777
                                                              --------------
PREFERRED STOCK: 0.2%
                      AUTO MANUFACTURERS 0.2%
      62,560          General Motors Corp.                         1,557,744
                                                              --------------
                                                                   1,557,744
                                                              --------------
                      MEDIA: 0.0%
       1,000          Cablevision Systems Corp.                      102,750
           9    @     Paxson Communications Corp.                     88,875
         850          Primedia, Inc.                                  81,813
                                                              --------------
                                                                     273,438
                                                              --------------
                      TELECOMMUNICATIONS: 0.0%
          45    @     Crown Castle Intl. Corp.                        49,388
                                                              --------------
                                                                      49,388
                                                              --------------
                      Total Preferred Stock
                       (Cost $1,881,175)                           1,880,570
                                                              --------------
 Number of
  Warrants                                                        Value
----------------------------------------------------------------------------
WARRANTS: 0.0%
                      DISTRIBUTION/WHOLESALE: 0.0%
       2,978    XX    Timco Aviation Services                             --
                                                              --------------
                      Total Warrants (Cost $0)                            --
                                                              --------------
 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
CORPORATE BONDS: 14.6%
                      ADVERTISING: 0.0%
$     60,000    #     RH Donnelley Finance Corp. I,
                       10.875%, due 12/15/12                          70,200
      90,000    #     Vertis, Inc., 9.750%, due 04/01/09              94,050
                                                              --------------
                                                                     164,250
                                                              --------------
                      AEROSPACE/DEFENSE: 0.2%
     410,000          Boeing Co., 6.125%, due 02/15/33               429,612
      45,000          L-3 Communications Corp.,
                       7.625%, due 06/15/12                           49,725
   1,321,000          Raytheon Co., 6.150%, due 11/01/08           1,495,408
      60,000          Sequa Corp., 9.000%, due 08/01/09               63,900
      70,000    #     Titan Corp., 8.000%, due 05/15/11               74,550
      65,000    #     Vought Aircraft Industries, Inc.,
                       8.000%, due 07/15/11                           65,650
                                                              --------------
                                                                   2,178,845
                                                              --------------
                      AGRICULTURE: 0.2%
     770,000    #     Bunge Ltd. Finance Corp.,
                       5.875%, due 05/15/13                          795,858
      55,000    #     DIMON, Inc., 7.750%, due 06/01/13               56,787
     680,000          RJ Reynolds Tobacco Holdings, Inc.,
                       6.500%, due 06/01/07                          681,774
     505,000          RJ Reynolds Tobacco Holdings, Inc.,
                       7.750%, due 05/15/06                          519,849
                                                              --------------
                                                                   2,054,268
                                                              --------------

                 See Accompanying Notes to Financial Statements

ING
VP
BALANCED
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
                      AIRLINES: 0.1%
$  1,650,000          American Airlines, Inc.,
                       7.024%, due 10/15/09                   $    1,576,190
                                                              --------------
                                                                   1,576,190
                                                              --------------
                      APPAREL: 0.0%
      65,000          Levi Strauss & Co.,
                       11.625%, due 01/15/08                          56,062
      90,000    #     Phillips-Van Heusen,
                       8.125%, due 05/01/13                           92,812
                                                              --------------
                                                                     148,874
                                                              --------------
                      AUTO MANUFACTURERS: 0.5%
   2,435,000          Ford Motor Co.,
                       6.375%, due 02/01/29                        1,974,310
   1,350,000          Ford Motor Co.,
                       6.625%, due 10/01/28                        1,126,435
     135,000          Ford Motor Co.,
                       7.250%, due 10/01/08                          141,342
   1,863,000          General Motors Corp.,
                       6.750%, due 05/01/28                        1,578,941
   1,485,000          General Motors Corp.,
                       8.375%, due 07/15/33                        1,461,700
                                                              --------------
                                                                   6,282,728
                                                              --------------
                      AUTO PARTS & EQUIPMENT: 0.0%
      40,000    #     Advanced Accessory Systems LLC,
                       10.750%, due 06/15/11                          42,600
      45,000          Dana Corp.,
                       10.125%, due 03/15/10                          49,837
      60,000          Dura Operating Corp.,
                       8.625%, due 04/15/12                           61,800
     100,000          Lear Corp.,
                       8.110%, due 05/15/09                          115,000
      75,000    #     TRW Automotive, Inc.,
                       11.000%, due 02/15/13                          82,125
      45,000    #     UIS, Inc., 9.375%, due 06/15/13                 46,912
                                                              --------------
                                                                     398,274
                                                              --------------
                      BANKS: 1.0%
   1,115,000          Bank One Corp.,
                       4.900%, due 04/30/15                        1,153,382
     310,000          BNY Capital I,
                       7.970%, due 12/31/26                          360,884
   2,520,000   @@,#   Credit Suisse First Boston,
                       7.900%, due 05/01/07                        2,865,885
     335,000          Fleet Capital Trust II,
                       7.920%, due 12/11/26                          381,354
      40,000          FleetBoston Financial Corp.,
                       6.875%, due 01/15/28                           46,399
     840,000          M&T Bank Corp.,
                       3.850%, due 04/01/13                          858,064
   1,770,000          Mellon Capital I,
                       7.720%, due 12/01/26                        2,090,779
     925,000          NB Capital Trust IV,
                       8.250%, due 04/15/27                        1,127,643
     940,000          Sovereign Bank,
                       5.125%, due 03/15/13                          972,991
     880,000          US Bank National Association,
                       4.800%, due 04/15/15                          909,637
   1,030,000          US Bank National Association,
                       6.300%, due 07/15/08                        1,190,534
     180,000    #     Wells Fargo Capital A,
                       7.730%, due 12/01/26                          209,147
                                                              --------------
                                                                  12,166,699
                                                              --------------
                      BUILDING MATERIALS: 0.0%
      50,000          Nortek Holdings, Inc.,
                       9.875%, due 06/15/11                           52,875
                                                              --------------
                                                                      52,875
                                                              --------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
                      CHEMICALS: 0.1%
$    770,000          Dow Chemical Co.,
                       5.750%, due 11/15/09                   $      843,235
      45,000          Equistar Chemicals LP/Equistar Funding
                       Corp.,
                       10.125%, due 09/01/08                          46,575
      30,000    #     Equistar Chemicals LP/Equistar Funding
                       Corp.,
                       10.625%, due 05/01/11                          30,900
     290,000          IMC Global, Inc.,
                       10.875%, due 06/01/08                         303,050
     260,000          Lyondell Chemical Co.,
                       9.625%, due 05/01/07                          256,100
                                                              --------------
                                                                   1,479,860
                                                              --------------
                      COMMERCIAL SERVICES: 0.0%
      70,000          Corrections Corp. of America,
                       7.500%, due 05/01/11                           73,500
     175,000    @@    Quebecor Media, Inc.,
                       11.125%, due 07/15/11                         201,250
     220,000    #     United Rentals North America, Inc.,
                       10.750%, due 04/15/08                         241,450
       5,000          United Rentals North America, Inc.,
                       10.750%, due 04/15/08                           5,487
                                                              --------------
                                                                     521,687
                                                              --------------
                      COMPUTERS: 0.0%
      50,000    @@    Seagate Technology Holdings,
                       8.000%, due 05/15/09                           54,375
      50,000          Unisys Corp., 8.125%, due 06/01/06              53,750
                                                              --------------
                                                                     108,125
                                                              --------------
                      COSMETICS/PERSONAL CARE: 0.0%
     130,000          Chattem, Inc.,
                       8.875%, due 04/01/08                          134,875
                                                              --------------
                                                                     134,875
                                                              --------------
                      DISTRIBUTION/WHOLESALE: 0.0%
     120,000    #     Aviall, Inc., 7.625%, due 07/01/11             122,250
       2,871          Timco Aviation Services,
                       8.000%, due 01/02/07                               16
                                                              --------------
                                                                     122,266
                                                              --------------
                      DIVERSIFIED FINANCIAL SERVICES: 1.2%
   1,285,000          Boeing Capital Corp.,
                       7.375%, due 09/27/10                        1,524,845
     930,000          CitiCorp. Capital I,
                       7.933%, due 02/15/27                        1,092,558
     195,000    #     Corestates Capital Trust I,
                       8.000%, due 12/15/26                          232,424
   1,423,000          Countrywide Home Loans, Inc.,
                       4.250%, due 12/19/07                        1,496,287
     440,000    #     Erac USA Finance Co.,
                       8.000%, due 01/15/11                          524,981
   1,095,000    #     Farmers Exchange Capital,
                       7.200%, due 07/15/48                          905,457
     600,000          Ford Motor Credit Co.,
                       7.375%, due 10/28/09                          629,939
     805,000          General Electric Capital Corp.,
                       5.000%, due 06/15/07                          877,302
   2,245,000          General Electric Capital Corp.,
                       6.000%, due 06/15/12                        2,538,545
      55,000    #     HLI Operating Co., Inc.,
                       10.500%, due 06/15/10                          58,025
     700,000          International Lease Finance Corp.,
                       5.875%, due 05/01/13                          755,024
   1,190,000          Lehman Brothers Holdings, Inc.,
                       4.000%, due 01/22/08                        1,241,510
     310,000          Morgan Stanley,
                       6.750%, due 04/15/11                          363,163

                 See Accompanying Notes to Financial Statements

ING
VP
BALANCED
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
                      DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
$    155,000          Nexstar Finance LLC,
                       12.000%, due 04/01/08                  $      173,600
   2,070,000  @@,#,XX PF Export Receivables Master Trust,
                       3.748%, due 06/01/13                        2,089,023
   1,070,000  @@,#,XX PF Export Receivables Master Trust,
                       6.436%, due 06/01/15                        1,075,350
      30,000          Technical Olympic USA, Inc.,
                       10.375%, due 07/01/12                          32,100
      90,000          Technical Olympic USA, Inc.,
                       9.000%, due 07/01/10                           97,650
      15,000    #     Universal City Development Partners,
                       11.750%, due 04/01/10                          16,537
                                                              --------------
                                                                  15,724,320
                                                              --------------
                      ELECTRIC: 1.1%
     115,000    #     AES Corp.,
                       8.750%, due 05/15/13                          120,175
   1,470,000          Arizona Public Service,
                       4.650%, due 05/15/15                        1,465,103
     600,000    #     Consumers Energy Co.,
                       4.250%, due 04/15/08                          621,117
   1,235,000          Duke Capital Corp.,
                       6.250%, due 02/15/13                        1,315,235
      75,000          Homer City Funding LLC,
                       8.734%, due 10/01/26                           82,312
     730,000          Nisource Finance Corp.,
                       6.150%, due 03/01/13                          785,029
   1,005,000          Nisource Finance Corp.,
                       7.625%, due 11/15/05                        1,099,416
   1,320,000    #     Ohio Edison Co.,
                       4.000%, due 05/01/08                        1,355,427
   1,150,000    #     Ohio Power Co.,
                       6.600%, due 02/15/33                        1,287,949
     870,000    #     Oncor Electric Delivery Co.,
                       7.250%, due 01/15/33                        1,029,835
   1,120,000    #     PG&E Corp.,
                       6.875%, due 07/15/08                        1,167,600
     780,000    #     PSEG Energy Holdings, Inc.,
                       7.750%, due 04/16/07                          825,661
     725,000    #     Reliant Resources, Inc.,
                       9.250%, due 07/15/10                          732,250
   1,122,000    #     TXU Energy Co.,
                       6.125%, due 03/15/08                        1,204,514
     710,000    #     TXU Energy Co.,
                       7.000%, due 03/15/13                          787,466
                                                              --------------
                                                                  13,879,089
                                                              --------------
                      ELECTRICAL COMPONENTS & EQUIPMENT: 0.0%
      50,000   @@,#   FIMEP SA,
                       10.500%, due 02/15/13                          56,000
      55,000    @@    Legrand,
                       8.500%, due 02/15/25                           56,925
                                                              --------------
                                                                     112,925
                                                              --------------
                      ELECTRONICS: 0.0%
      55,000   @@,#   Flextronics Intl. Ltd.,
                       6.500%, due 05/15/13                           53,212
      55,000          Stoneridge, Inc.,
                       11.500%, due 05/01/12                          61,875
                                                              --------------
                                                                     115,087
                                                              --------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
                      ENTERTAINMENT: 0.0%
$     70,000          Carmike Cinemas, Inc.,
                       10.375%, due 02/01/09                  $       73,850
      65,000    #     Cinemark USA, Inc.,
                       9.000%, due 02/01/13                           70,850
      10,000    #     Cinemark USA, Inc.,
                       9.000%, due 02/01/13                           10,900
      75,000          Regal Cinemas, Inc.,
                       9.375%, due 02/01/12                           83,062
      50,000          Six Flags, Inc.,
                       9.750%, due 06/15/07                           49,750
      40,000    #     Speedway Motorsports, Inc.,
                       6.750%, due 06/01/13                           41,600
                                                              --------------
                                                                     330,012
                                                              --------------
                      ENVIRONMENTAL CONTROL: 0.0%
     130,000          Allied Waste North America,
                       10.000%, due 08/01/09                         138,775
     225,000          Allied Waste North America,
                       7.875%, due 04/15/13                          236,531
     115,000          Allied Waste North America,
                       8.500%, due 12/01/08                          124,200
                                                              --------------
                                                                     499,506
                                                              --------------
                      FOOD: 0.8%
     190,000          Ahold Finance USA, Inc.,
                       8.250%, due 07/15/10                          195,700
     580,000          ConAgra Foods, Inc.,
                       7.500%, due 09/15/05                          647,117
     135,000    #     Del Monte Corp.,
                       8.625%, due 12/15/12                          143,775
      90,000    #     Domino's, Inc.,
                       8.250%, due 07/01/11                           93,375
     110,000          Great Atlantic & Pacific Tea Co.,
                       9.125%, due 12/15/11                          103,400
     105,000          Ingles Markets, Inc.,
                       8.875%, due 12/01/11                          106,181
     480,000          Kroger Co.,
                       5.500%, due 02/01/13                          507,614
     701,000          Kroger Co.,
                       7.250%, due 06/01/09                          819,688
     705,000          Kroger Co.,
                       7.500%, due 04/01/31                          838,840
     125,000          Michael Foods, Inc.,
                       11.750%, due 04/01/11                         144,375
     140,000          Pilgrims Pride Corp.,
                       9.625%, due 09/15/11                          150,150
      70,000          Roundy's, Inc.,
                       8.875%, due 06/15/12                           73,500
   1,140,000          Safeway, Inc.,
                       4.800%, due 07/16/07                        1,193,291
     610,000          Safeway, Inc.,
                       5.800%, due 08/15/12                          655,276
      50,000    #     Smithfield Foods, Inc.,
                       7.750%, due 05/15/13                           53,875
   1,940,000          Supervalu, Inc.,
                       7.875%, due 08/01/09                        2,264,626
   1,955,000          Tyson Foods, Inc.,
                       6.625%, due 10/01/04                        2,027,051
      85,000          Winn-Dixie Stores, Inc.,
                       8.875%, due 04/01/08                           90,525
                                                              --------------
                                                                  10,108,359
                                                              --------------
                      FOREST PRODUCTS & PAPER: 0.4%
     370,000    @@    Abitibi-Consolidated, Inc.,
                       6.950%, due 04/01/08                          389,809
   1,340,000    @@    Abitibi-Consolidated, Inc.,
                       6.950%, due 12/15/06                        1,417,992
     200,000          Appleton Papers, Inc.,
                       12.500%, due 12/15/08                         225,000
     810,000          Fort James Corp.,
                       6.625%, due 09/15/04                          828,225
     150,000          Georgia-Pacific Corp.,
                       8.125%, due 05/15/11                          154,875
     175,000    #     Georgia-Pacific Corp.,
                       8.875%, due 02/01/10                          190,750
     225,000    @@    Tembec Industries, Inc.,
                       7.750%, due 03/15/12                          219,375

                 See Accompanying Notes to Financial Statements

ING
VP
BALANCED
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
                      FOREST PRODUCTS & PAPER (CONTINUED)
$     50,000    @@    Tembec Industries, Inc.,
                       8.500%, due 02/01/11                   $       49,750
   1,121,000          Weyerhaeuser Co.,
                       6.875%, due 12/15/33                        1,228,080
                                                              --------------
                                                                   4,703,856
                                                              --------------
                      HEALTHCARE -- PRODUCTS: 0.0%
      80,000    #     Medex, Inc.,
                       8.875%, due 05/15/13                           83,400
                                                              --------------
                                                                      83,400
                                                              --------------
                      HEALTHCARE -- SERVICES: 0.0%
      70,000          Alliance Imaging, Inc.,
                       10.375%, due 04/15/11                          73,500
     100,000          Triad Hospitals, Inc.,
                       8.750%, due 05/01/09                          106,875
                                                              --------------
                                                                     180,375
                                                              --------------
                      HOME BUILDERS: 0.0%
      65,000    #     K Hovnanian Enterprises, Inc.,
                       7.750%, due 05/15/13                           68,412
      55,000          KB Home,
                       7.750%, due 02/01/10                           59,744
      25,000          Meritage Corp.,
                       9.750%, due 06/01/11                           27,750
      30,000    #     Meritage Corp.,
                       9.750%, due 06/01/11                           33,300
      55,000          Standard-Pacific Corp.,
                       7.750%, due 03/15/13                           58,437
      55,000          Toll Corp.,
                       8.250%, due 02/01/11                           61,600
      80,000          WCI Communities, Inc.,
                       10.625%, due 02/15/11                          88,800
                                                              --------------
                                                                     398,043
                                                              --------------
                      INSURANCE: 0.9%
   1,695,000    #     AIG SunAmerica Global Financing VII,
                       5.850%, due 08/01/08                        1,913,272
   2,420,000          CNA Financial Corp.,
                       6.250%, due 11/15/03                        2,454,296
     855,000    #     John Hancock Global Funding II,
                       5.250%, due 02/25/15                          901,373
     960,000    #     Monumental Global Funding II,
                       3.850%, due 03/03/08                          993,316
     550,000    #     New York Life Insurance Co.,
                       5.875%, due 05/15/33                          579,295
     940,000          Travelers Property Casualty Corp.,
                       6.375%, due 03/15/33                        1,030,954
   3,342,000    #     Zurich Capital Trust I,
                       8.376%, due 06/01/37                        3,683,379
                                                              --------------
                                                                  11,555,885
                                                              --------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
                      IRON/STEEL: 0.0%
$    280,000          AK Steel Corp.,
                       7.875%, due 02/15/09                   $      239,400
      55,000          United States Steel Corp.,
                       9.750%, due 05/15/10                           56,100
                                                              --------------
                                                                     295,500
                                                              --------------
                      LEISURE TIME: 0.0%
      75,000    @@    Royal Caribbean Cruises Ltd.,
                       8.000%, due 05/15/10                           78,375
      40,000    #     Worldspan LP/WS Financing Corp.,
                       9.625%, due 06/15/11                           41,400
                                                              --------------
                                                                     119,775
                                                              --------------
                      LODGING: 0.2%
     215,000          Ameristar Casinos, Inc.,
                       10.750%, due 02/15/09                         244,831
     105,000          Aztar Corp.,
                       9.000%, due 08/15/11                          114,187
      80,000          Extended Stay America, Inc.,
                       9.875%, due 06/15/11                           86,400
      45,000          Host Marriott Corp.,
                       7.875%, due 08/01/05                           46,012
      30,000          Host Marriott Corp.,
                       7.875%, due 08/01/08                           30,600
     215,000          Mandalay Resort Group,
                       9.500%, due 08/01/08                          247,250
     300,000          MGM Mirage,
                       8.375%, due 02/01/11                          342,750
      50,000          MGM Mirage,
                       8.500%, due 09/15/10                           59,000
     115,000    #     Park Place Entertainment Corp.,
                       7.000%, due 04/15/13                          123,625
     270,000          Park Place Entertainment Corp.,
                       7.875%, due 03/15/10                          291,600
     200,000          Starwood Hotels & Resorts Worldwide,
                       Inc.,
                       7.875%, due 05/01/12                          220,000
      70,000          Venetian Casino Resort LLC,
                       11.000%, due 06/15/10                          79,275
                                                              --------------
                                                                   1,885,530
                                                              --------------
                      MACHINERY -- DIVERSIFIED: 0.0%
      25,000    #     Cummins, Inc.,
                       9.500%, due 12/01/10                           28,500
                                                              --------------
                                                                      28,500
                                                              --------------
                      MEDIA: 0.8%
     790,000          AMFM, Inc.,
                       8.000%, due 11/01/08                          922,325
   1,315,000          AOL Time Warner, Inc.,
                       6.875%, due 05/01/12                        1,504,269
      95,000    @@    CanWest Media, Inc.,
                       10.625%, due 05/15/11                         108,775
     185,000   @@,#   CanWest Media, Inc.,
                       7.625%, due 04/15/13                          197,487
      75,000          Charter Communications Holdings LLC,
                       0.000%, due 05/15/11                           38,250
     295,000          Charter Communications Holdings LLC,
                       9.625%, due 11/15/09                          216,825
   1,350,000    #     COX Enterprises, Inc.,
                       4.375%, due 05/01/08                        1,405,320
     110,000          CSC Holdings, Inc.,
                       10.500%, due 05/15/16                         120,450
      50,000          CSC Holdings, Inc.,
                       7.625%, due 04/01/11                           50,750
      55,000          CSC Holdings, Inc.,
                       7.625%, due 07/15/18                           55,137
     155,000          Dex Media East Finance Co.,
                       12.125%, due 11/15/12                         184,062
      55,000          Dex Media East Finance Co.,
                       9.875%, due 11/15/09                           61,600
     150,000    #     DirecTV Holdings LLC,
                       8.375%, due 03/15/13                          168,000
     175,000          Granite Broadcasting Corp.,
                       8.875%, due 05/15/08                          171,937
     105,000          Hollinger Intl. Publishing,
                       9.000%, due 12/15/10                          112,875
      50,000   @@,#   Hollinger, Inc.,
                       11.875%, due 03/01/11                          55,750
     125,000          Insight Communications,
                       0.000%, due 02/15/11                          104,375
     770,000          InterActiveCorp.,
                       7.000%, due 01/15/13                          888,471
     230,000          Mediacom Broadband LLC,
                       11.000%, due 07/15/13                         257,025
     630,000          News America Holdings,
                       7.600%, due 10/11/15                          763,964
      80,000    #     Nexstar Finance Holdings LLC, Inc.,
                       0.000%, due 04/01/13                           53,700

                 See Accompanying Notes to Financial Statements

ING
VP
BALANCED
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
                      MEDIA (CONTINUED)
$     75,000          Paxson Communications Corp.,
                       10.750%, due 07/15/08                  $       81,000
      70,000    #     Primedia, Inc.,
                       8.000%, due 05/15/13                           72,100
      95,000          Primedia, Inc.,
                       8.875%, due 05/15/11                          100,462
      65,000          Radio One, Inc.,
                       8.875%, due 07/01/11                           71,825
      30,000   @@,#   Rogers Cable, Inc.,
                       6.250%, due 06/15/13                           30,075
      20,000          Salem Communications Holding Corp.,
                       9.000%, due 07/01/11                           21,625
      60,000    #     Sinclair Broadcast Group, Inc.,
                       8.000%, due 03/15/12                           64,350
      35,000          Susquehanna Media Co.,
                       8.500%, due 05/15/09                           37,100
   1,350,000          Time Warner, Inc.,
                       6.950%, due 01/15/28                        1,450,521
     165,000   @@,#   Vivendi Universal SA,
                       9.250%, due 04/15/10                          188,512
     180,000          Young Broadcasting, Inc.,
                       10.000%, due 03/01/11                         195,750
                                                              --------------
                                                                   9,754,667
                                                              --------------
                      MINING: 0.1%
     135,000          Compass Minerals Group, Inc.,
                       10.000%, due 08/15/11                         151,875
     540,000   @@,#   WMC Finance USA,
                       5.125%, due 05/15/13                          558,786
                                                              --------------
                                                                     710,661
                                                              --------------
                      MISCELLANEOUS MANUFACTURING: 0.1%
      75,000          SPX Corp.,
                       7.500%, due 01/01/13                           81,562
      55,000    #     Tenneco Automotive, Inc.,
                       10.250%, due 07/15/13                          55,962
     775,000    @@    Tyco Intl. Group SA,
                       6.125%, due 01/15/09                          809,875
     430,000    @@    Tyco Intl. Group SA,
                       6.125%, due 11/01/08                          451,500
     205,000    @@    Tyco Intl. Group SA,
                       6.750%, due 02/15/11                          218,325
                                                              --------------
                                                                   1,617,224
                                                              --------------
                      MULTI-NATIONAL: 0.1%
   1,480,000    @@    Corp. Andina de Fomento CAF,
                       5.200%, due 05/21/13                        1,502,779
     280,000    @@    Corp. Andina de Fomento CAF,
                       6.875%, due 03/15/12                          319,402
                                                              --------------
                                                                   1,822,181
                                                              --------------
                      OFFICE/BUSINESS EQUIPMENT: 0.0%
     115,000          Xerox Corp.,
                       7.625%, due 06/15/13                          115,719
                                                              --------------
                                                                     115,719
                                                              --------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
                      OIL & GAS: 1.1%
$  1,115,000          Amerada Hess Corp.,
                       5.900%, due 08/15/06                   $    1,227,379
     870,000          Amerada Hess Corp.,
                       7.125%, due 03/15/33                          993,514
     565,000    @@    Anderson Exploration Ltd.,
                       6.750%, due 03/15/11                          655,191
     165,000    #     Chesapeake Energy Corp.,
                       7.500%, due 09/15/13                          176,137
   1,410,000    #     Enterprise Products Partners LP,
                       6.875%, due 03/01/33                        1,602,368
      60,000          Forest Oil Corp.,
                       8.000%, due 06/15/08                           64,500
   3,799,000    @@    Husky Oil Co.,
                       8.900%, due 08/15/28                        4,406,840
      50,000          Nuevo Energy Co.,
                       9.500%, due 06/01/08                           52,687
     800,000          Ocean Energy, Inc.,
                       4.375%, due 10/01/07                          842,032
   1,732,000          Pemex Project Funding Master Trust,
                       7.375%, due 12/15/14                        1,900,870
     165,000          Swift Energy Co.,
                       9.375%, due 05/01/12                          180,262
     690,000          Valero Energy Corp.,
                       8.750%, due 06/15/30                          886,731
     310,000    @@    Western Oil Sands, Inc.,
                       8.375%, due 05/01/12                          347,200
     175,000          Westport Resources Corp.,
                       8.250%, due 11/01/11                          192,500
                                                              --------------
                                                                  13,528,211
                                                              --------------
                      OIL & GAS SERVICES: 0.0%
     195,000          Hanover Equipment Trust,
                       8.500%, due 09/01/08                          205,725
      80,000          Hanover Equipment Trust,
                       8.750%, due 09/01/11                           84,400
                                                              --------------
                                                                     290,125
                                                              --------------
                      OTHER ABS: 0.5%
   5,290,000          PP&L Transition Bond Co LLC,
                       7.050%, due 06/25/09                        6,114,208
                                                              --------------
                                                                   6,114,208
                                                              --------------
                      PACKAGING & CONTAINERS: 0.3%
     105,000          Ball Corp.,
                       6.875%, due 12/15/12                          111,825
     140,000    #     BWAY Finance Corp.,
                       10.000%, due 10/15/10                         142,800
     170,000   @@,#   Crown European Holdings SA,
                       10.875%, due 03/01/13                         186,150
      50,000   @@,#   Norampac, Inc.,
                       6.750%, due 06/01/13                           52,750
     110,000    #     Owens-Brockway,
                       8.250%, due 05/15/13                          115,500
     240,000          Owens-Brockway,
                       8.875%, due 02/15/09                          261,600
     465,000    #     Sealed Air Corp.,
                       5.375%, due 04/15/08                          488,526
     860,000    #     Sealed Air Corp.,
                       5.625%, due 07/15/13                          869,168
   1,560,000    #     Sealed Air Corp.,
                       6.950%, due 05/15/09                        1,725,299
     195,000          Smurfit-Stone Container Corp.,
                       8.250%, due 10/01/12                          210,112
                                                              --------------
                                                                   4,163,730
                                                              --------------
                      PHARMACEUTICALS: 0.0%
     170,000          AmerisourceBergen Corp.,
                       7.250%, due 11/15/12                          185,300
                                                              --------------
                                                                     185,300
                                                              --------------
                      PIPELINES: 0.4%
      90,000    #     ANR Pipeline Co.,
                       8.875%, due 03/15/10                           98,775
   1,975,000          CenterPoint Energy Resources Corp.,
                       8.125%, due 07/15/05                        2,140,276
   1,035,000          Duke Energy Field Services LLC,
                       7.500%, due 08/16/05                        1,132,449
     115,000    #     El Paso Production Holding Co.,
                       7.750%, due 06/01/13                          115,287
      90,000    #     GulfTerra Energy Partners LP,
                       8.500%, due 06/01/10                           96,750
     985,000          Kinder Morgan Energy Partners LP,
                       7.300%, due 08/15/33                        1,186,853

                 See Accompanying Notes to Financial Statements

ING
VP
BALANCED
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
                      PIPELINES (CONTINUED)
$     70,000          Southern Natural Gas Co.,
                       7.350%, due 02/15/31                   $       71,575
      60,000          Southern Natural Gas Co.,
                       8.000%, due 03/01/32                           65,175
      70,000          Tennessee Gas Pipeline Co.,
                       8.375%, due 06/15/32                           76,475
     135,000          Transcontinental Gas Pipe LN,
                       8.875%, due 07/15/12                          153,225
     115,000          Williams Cos., Inc.,
                       8.625%, due 06/01/10                          120,750
                                                              --------------
                                                                   5,257,590
                                                              --------------
                      REAL ESTATE: 0.3%
     350,000          EOP Operating LP,
                       7.250%, due 02/15/18                          413,643
   1,430,000          EOP Operating LP,
                       7.750%, due 11/15/07                        1,676,458
     510,000          Liberty Property-LP,
                       7.250%, due 03/15/11                          602,879
   1,007,000          Liberty Property-LP,
                       7.750%, due 04/15/09                        1,217,011
                                                              --------------
                                                                   3,909,991
                                                              --------------
                      REITS: 0.3%
      90,000          Felcor Lodging LP,
                       8.500%, due 06/01/11                           91,125
      20,000          Host Marriott LP,
                       9.500%, due 01/15/07                           21,600
      65,000    #     La Quinta Properties, Inc.,
                       8.875%, due 03/15/11                           69,550
     935,000          Liberty Property Trust,
                       6.375%, due 08/15/12                        1,046,205
     730,000    #     Simon Property Group LP,
                       4.875%, due 03/18/10                          760,245
   1,075,000          Simon Property Group LP,
                       6.375%, due 11/15/07                        1,200,509
     615,000          Simon Property Group LP,
                       7.375%, due 06/15/18                          736,784
                                                              --------------
                                                                   3,926,018
                                                              --------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
                      RETAIL: 0.1%
$     40,000          Dollar General Corp.,
                       8.625%, due 06/15/10                   $       44,450
     195,000          JC Penney Co., Inc.,
                       7.600%, due 04/01/07                          205,725
      55,000    #     Rent-A-Center, Inc.,
                       7.500%, due 05/01/10                           58,025
     150,000          Rite Aid Corp.,
                       7.625%, due 04/15/05                          149,625
      65,000    #     Rite Aid Corp.,
                       9.250%, due 06/01/13                           64,675
     130,000    #     Star Gas Partners LP,
                       10.250%, due 02/15/13                         135,850
     105,000          Yum! Brands, Inc.,
                       8.875%, due 04/15/11                          124,950
                                                              --------------
                                                                     783,300
                                                              --------------
                      SEMICONDUCTORS: 0.0%
      25,000    #     AMI Semiconductor, Inc.,
                       10.750%, due 02/01/13                          28,375
      20,000    #     Amkor Technology, Inc.,
                       7.750%, due 05/15/13                           19,100
                                                              --------------
                                                                      47,475
                                                              --------------
                      SOVEREIGN: 2.4%
   1,285,000    @@    Argentina Bonos,
                       0.000%, due 08/03/12                          770,101
   2,214,000    @@    Brazilian Government Intl. Bond,
                       0.000%, due 04/15/12                        1,676,662
     184,000    @@    Brazilian Government Intl. Bond,
                       10.000%, due 01/16/07                         189,520
     424,000    @@    Brazilian Government Intl. Bond,
                       10.250%, due 06/17/13                         405,980
   1,517,000    @@    Brazilian Government Intl. Bond,
                       11.000%, due 08/17/40                       1,388,055
     717,000    @@    Bulgaria Government Intl. Bond,
                       0.000%, due 01/15/15                          849,143
         250    @@    Central Bank of Nigeria,
                       0.000%, due 11/15/20                                0
     500,000    @@    Central Bank of Nigeria,
                       0.000%, due 11/15/20                          430,000
     485,000    @@    Chile Government Intl. Bond,
                       5.500%, due 01/15/13                          514,342
     507,000    @@    Colombia Government Intl. Bond,
                       0.000%, due 02/25/20                          632,483
   1,307,000    @@    Colombia Government Intl. Bond,
                       10.000%, due 01/23/12                       1,467,107
     726,000    @@    Dominican Republic Intl. Bond,
                       0.000%, due 01/23/13                          677,576
     713,000    @@    Ecuador Government Intl. Bond,
                       0.000%, due 08/15/30                          456,320
     516,000    @@    El Salvador Government Intl. Bond,
                       0.000%, due 01/24/23                          544,380
   4,725,000          Fannie Mae,
                       2.375%, due 04/13/06                        4,772,236
     720,000    @@    Mexico Government Intl. Bond,
                       4.625%, due 10/08/08                          736,920
   1,135,000    @@    Mexico Government Intl. Bond,
                       6.625%, due 03/03/15                        1,208,775
   1,950,667    @@    Panama Government Intl. Bond,
                       0.000%, due 07/17/16                        1,577,602
     306,000    @@    Peru Government Intl. Bond,
                       0.000%, due 03/07/17                          239,063
     675,000    @@    Peru Government Intl. Bond,
                       9.125%, due 02/21/12                          721,237
   1,613,000    @@    Philippine Government Intl. Bond,
                       9.875%, due 01/15/19                        1,784,381
   3,800,000    @@    Russia Government Intl. Bond,
                       0.000%, due 03/31/30                        3,727,990
   2,021,000    @@    Turkey Government Intl. Bond,
                       12.375%, due 06/15/09                       2,182,680
     301,655    @@    Ukraine Government Intl. Bond,
                       0.000%, due 03/15/07                          332,574
     350,000   @@,#   Ukraine Government Intl. Bond,
                       7.650%, due 06/11/13                          348,908
     430,000    @@    Uruguay Government Intl. Bond,
                       7.500%, due 03/15/15                          336,475
     964,286    @@    Venezuela Government Intl. Bond,
                       0.000%, due 12/18/07                          767,523
   2,124,000    @@    Venezuela Government Intl. Bond,
                       9.250%, due 09/15/27                        1,577,070
                                                              --------------
                                                                  30,315,103
                                                              --------------
                      TELECOMMUNICATIONS: 1.4%
      75,000          American Tower Corp.,
                       9.375%, due 02/01/09                           75,750
      90,000          American Tower Escrow Corp.,
                       0.000%, due 08/01/08                           58,500
     801,000          AT&T Corp.,
                       6.000%, due 03/15/09                          858,344
   2,070,000          AT&T Corp.,
                       7.800%, due 11/15/11                        2,370,701
     515,000          AT&T Corp.,
                       8.500%, due 11/15/31                          585,984
     420,000          AT&T Wireless Services, Inc.,
                       8.125%, due 05/01/12                          507,032
     115,000          Block Communications, Inc.,
                       9.250%, due 04/15/09                          125,925
      85,000    #     Centennial Cellular Operating Co.,
                       10.125%, due 06/15/13                          84,575
     110,000          Crown Castle Intl. Corp.,
                       9.375%, due 08/01/11                          114,950

                 See Accompanying Notes to Financial Statements

ING
VP
BALANCED
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
                      TELECOMMUNICATIONS (CONTINUED)
$    750,000    @@    Deutsche Telekom Intl. Finance BV,
                       8.250%, due 06/15/05                   $      836,805
      45,000          Dobson Communications Corp.,
                       10.875%, due 07/01/10                          48,825
      40,000          Dobson/Sygnet Communications Co.,
                       12.250%, due 12/15/08                          43,000
     160,000          Insight Capital, Inc.,
                       10.500%, due 11/01/10                         176,400
     420,000          Nextel Communications, Inc.,
                       9.375%, due 11/15/09                          453,075
      30,000          Nextel Partners, Inc.,
                       12.500%, due 11/15/09                          33,900
      50,000    #     Nextel Partners, Inc.,
                       8.125%, due 07/01/11                           50,125
     205,000          PanAmSat Corp.,
                       8.500%, due 02/01/12                          222,937
     180,000          Qwest Communications Intl.,
                       7.500%, due 11/01/08                          167,400
     100,000    #     Qwest Corp.,
                       8.875%, due 03/15/12                          112,250
     150,000    #     Qwest Services Corp.,
                       14.000%, due 12/15/14                         174,750
     115,000    @@    Rogers Wireless Communications, Inc.,
                       9.625%, due 05/01/11                          132,825
      70,000    #     Spectrasite, Inc.,
                       8.250%, due 05/15/10                           73,150
     970,000          Sprint Capital Corp.,
                       6.000%, due 01/15/07                        1,043,410
   2,130,000          Sprint Capital Corp.,
                       6.875%, due 11/15/28                        2,144,573
     705,000          Sprint Capital Corp.,
                       6.900%, due 05/01/19                          740,606
   3,095,000          TCI Communications Finance,
                       9.650%, due 03/31/27                        3,698,525
     145,000    @@    TELUS Corp.,
                       8.000%, due 06/01/11                          168,200
     145,000    #     Triton PCS, Inc.,
                       8.500%, due 06/01/13                          156,600
      40,000          Triton PCS, Inc.,
                       9.375%, due 02/01/11                           41,100
   1,566,000          Verizon Global Funding Corp.,
                       7.375%, due 09/01/12                        1,914,028
     930,000          Verizon Wireless Capital LLC,
                       5.375%, due 12/15/06                        1,022,433
                                                              --------------
                                                                  18,236,678
                                                              --------------
                      TRANSPORTATION: 0.0%
       1,756          Chicago & Northwest Co.,
                       6.250%, due 07/30/12                            1,925
                                                              --------------
                                                                       1,925
                                                              --------------
                      Total Corporate Bonds
                       (Cost $178,975,684)                       188,190,084
                                                              --------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET BACKED SECURITIES: 4.2%
                      AUTOMOBILE: 0.1%
     300,000          Capital Auto Receivables Asset Trust,
                       2.750%, due 04/16/07                          307,053
   1,590,000          Nissan Auto Receivables Owner Trust,
                       2.610%, due 07/15/08                        1,615,589
                                                              --------------
                                                                   1,922,642
                                                              --------------
                      COMMERCIAL: 2.4%
   2,060,000          Chase Manhattan Bank-First Union
                       National Bank,
                       7.439%, due 08/15/31                        2,485,030
   1,500,000    XX    CS First Boston Mortgage Securities
                       Corp., 3.562%, due 05/15/38                 1,479,204
   1,363,207          CS First Boston Mortgage Securities
                       Corp., 3.727%, due 03/15/35                 1,394,235
   3,600,000          First Union National Bank,
                       6.136%, due 12/15/10                        4,131,037
     500,000          Ge Capital Commercial Mortgage Corp.,
                       6.531%, due 05/15/33                          586,691
     200,000          JP Morgan Chase Commercial Mortgage
                       Securities Corp.,
                       6.162%, due 05/12/34                          229,653
   3,120,000          JP Morgan Chase Commercial Mortgage
                       Securities Corp.,
                       6.244%, due 04/15/35                        3,547,935
   2,340,000          LB-UBS Commercial Mortgage Trust,
                       4.659%, due 12/15/26                        2,474,447
   3,800,000          LB-UBS Commercial Mortgage Trust,
                       6.133%, due 12/15/30                        4,360,089
   1,850,000          LB-UBS Commercial Mortgage Trust,
                       6.226%, due 03/15/26                        2,117,333
   3,000,000          LB-UBS Commercial Mortgage Trust,
                       7.370%, due 08/15/26                        3,646,564

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
$  3,120,000          Mortgage Capital Funding, Inc.,
                       6.663%, due 03/18/30                   $    3,586,496
     207,892          Prudential Commercial Mortgage Trust,
                       3.669%, due 02/11/36                          212,180
                                                              --------------
                                                                  30,250,894
                                                              --------------
                      CREDIT CARD: 0.2%
     775,000          Citibank Credit Card Issuance Trust,
                       5.650%, due 06/16/08                          852,055
   1,270,000          Fleet Credit Card Master Trust II,
                       2.400%, due 07/15/08                        1,288,137
                                                              --------------
                                                                   2,140,192
                                                              --------------
                      HOME EQUITY: 0.1%
     240,000          Equity One, Inc.,
                       2.976%, due 09/25/33                          243,782
     940,000          Residential Funding Mortgage
                       Securities II,
                       3.450%, due 01/25/16                          963,229
                                                              --------------
                                                                   1,207,011
                                                              --------------
                      OTHER: 0.1%
   1,190,000    XX    Residential Asset Mortgage Products,
                       Inc.,
                       2.140%, due 06/25/33                        1,182,191
                                                              --------------
                                                                   1,182,191
                                                              --------------
                      WHOLE LOAN COLLATERAL: 1.3%
   4,377,724          Bank of America Mortgage Securities,
                       4.413%, due 03/25/33                        4,453,259
     807,211    XX    Bear Stearns Adjustable Rate Mortgage
                       Trust,
                       6.020%, due 01/25/32                          818,562
   5,695,635          MASTR Alternative Loans Trust,
                       6.500%, due 05/25/33                        5,884,303
   5,420,000    XX    Washington Mutual,
                       5.000%, due 06/25/18                        5,541,950
                                                              --------------
                                                                  16,698,074
                                                              --------------
                      Total Collateralized Mortgage
                       Obligations and Asset Backed
                       Securities
                       (Cost $51,174,696)                         53,401,004
                                                              --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 11.4%
                      FEDERAL HOME LOAN MORTGAGE CORPORATION: 3.1%
   2,625,000          3.960%, due 06/25/33                         2,678,883
     993,000          4.000%, due 04/15/21                         1,008,458
   4,725,000          4.250%, due 06/15/05                         4,985,437
   9,420,441          5.500%, due 05/01/23                         9,758,907

                 See Accompanying Notes to Financial Statements

ING
VP
BALANCED
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
                      FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)
$  7,137,690          5.500%, due 05/15/31                    $    7,308,797
   2,510,000          5.875%, due 03/21/11                         2,827,864
  10,850,000          6.000%, due 09/15/31                        11,246,698
                                                              --------------
                                                                  39,815,044
                                                              --------------
                      FEDERAL NATIONAL MORTGAGE ASSOCIATION: 6.0%
     240,000          2.859%, due 12/26/29                           243,201
   4,710,000          2.875%, due 05/19/08                         4,730,771
   7,331,000          4.000%, due 06/25/16                         7,427,084
   8,940,000          4.600%, due 06/05/18                         8,933,134
  11,700,000          5.000%, due 08/25/18                        12,061,975
   1,800,000          5.000%, due 10/25/33 TBA                     1,814,625
   8,380,000          5.500%, due 10/15/33 TBA                     8,610,450
   1,600,000          6.000%, due 07/01/16                         1,670,499
  10,870,000          6.000%, due 10/15/32 TBA                    11,284,419
   2,244,670          6.500%, due 11/01/28                         2,339,632
   2,894,600          7.000%, due 06/01/31                         3,054,238
   1,110,976          7.000%, due 11/01/29                         1,170,880
   1,631,215          7.500%, due 01/25/48                         1,821,354
   1,297,976          7.500%, due 06/25/32                         1,449,273
     483,114          7.500%, due 10/01/30                           513,444
     525,706          7.500%, due 10/01/30                           558,709
     509,425          7.500%, due 11/01/30                           541,407
     495,015          7.500%, due 11/01/30                           526,092
   3,722,789          8.500%, due 01/01/25                         4,056,376
   1,359,214          8.500%, due 11/01/23                         1,482,526
   2,432,335          9.500%, due 10/01/16                         2,706,952
                                                              --------------
                                                                  76,997,041
                                                              --------------
                      GOVERNMENT NATIONAL MORTGAGE: 2.3%
     149,162          5.000%, due 12/20/29                           155,007
     578,678          5.375%, due 04/20/28                           600,074
   5,320,999          6.500%, due 05/15/32 TBA                     5,588,709
   1,053,584          6.500%, due 10/15/31                         1,106,592
   1,088,283          7.000%, due 04/15/32                         1,149,839
   1,308,356          7.000%, due 05/15/31                         1,382,359
   1,183,778          7.000%, due 05/15/32 TBA                     1,250,735
   2,139,519          7.000%, due 09/15/24                         2,276,253
     934,305          7.000%, due 10/15/24                           993,916
   2,227,173          7.000%, due 10/15/24                         2,369,274
     571,597          7.000%, due 11/15/24                           608,158
   1,241,633          7.500%, due 11/20/30                         1,312,318
   6,031,634          7.500%, due 12/15/23                         6,463,256
     306,382          8.000%, due 07/15/24                           332,834
   4,104,466          8.000%, due 12/15/17                         4,488,565
                                                              --------------
                                                                  30,077,889
                                                              --------------
                      Total U.S. Government Agency
                       Obligations
                       (Cost $145,347,957)                       146,889,974
                                                              --------------
U.S. TREASURY OBLIGATIONS: 9.2%
                      U.S. TREASURY BONDS: 1.9%
   7,945,000          5.375%, due 02/15/31                         8,948,994
  12,980,000          6.250%, due 08/15/23                        15,903,550
                                                              --------------
                                                                  24,852,544
                                                              --------------
                      U.S. TREASURY NOTES: 7.3%
  62,006,000    S     1.250%, due 05/31/05                        61,989,072
     650,000          2.000%, due 05/15/06                           657,110
   1,932,000          2.625%, due 05/15/08                         1,950,265
   5,300,000          3.000%, due 01/31/04                         5,363,563
   5,000,000          3.000%, due 11/30/03                         5,043,755
   6,518,000          3.625%, due 05/15/13                         6,570,965
  11,480,000          3.625%, due 08/31/03                        11,534,266
     557,000          5.875%, due 11/15/04                           592,966
                                                              --------------
                                                                  93,701,962
                                                              --------------
                      Total U.S. Treasury Obligations
                       (Cost $119,173,201)                       118,554,506
                                                              --------------
                      Total Long-Term Investments
                       (Cost $1,202,870,419)                   1,270,419,915
                                                              --------------
SHORT-TERM INVESTMENTS: 4.1%
                      COMMERCIAL PAPER: 4.1%
  12,000,000    S     Credit Suisse First Boston,
                       1.250%, due 07/21/03                       11,991,667
  13,000,000    S     Diamlerchrysler,
                       1.390%, due 07/21/03                       12,989,961
   8,000,000    S     Ford Motor Credit Corp.,
                       1.220%, due 07/28/03                        7,992,680
   8,000,000    S     General Motors Accept.,
                       1.230%, due 08/07/03                        7,989,887
   6,000,000          Kraft Foods, Inc.,
                       1.360%, due 08/01/03                        5,992,973
   6,000,000    S     Kraft Foods, Inc.,
                       1.450%, due 07/25/03                        5,994,200
                                                              --------------
                                                                  52,951,368
                                                              --------------
                      Total Commercial Paper
                       (Cost $52,951,368)                         52,951,368
                                                              --------------
                      REPURCHASE AGREEMENT: 0.0%
      79,000          State Street Repurchase Agreement
                       dated 06/30/03, 1.100%, due 07/01/03,
                       $79,002 to be received upon
                       repurchase (Collateralized by $85,000
                       Federal Home Loan Bank, 1.690%,
                       Market Value $82,861 due 12/29/03)             79,000
                                                              --------------
                      Total Repurchase Agreement
                       (Cost $79,000)                                 79,000
                                                              --------------
                      Total Short-Term Investments
                       (Cost $53,030,368)                         53,030,368
                                                              --------------


             TOTAL INVESTMENTS IN SECURITIES
              (COST $1,255,900,787)*                  102.9%  $1,323,450,283
             OTHER ASSETS AND LIABILITIES-NET          (2.9)     (37,025,601)
                                                      ------  --------------
             NET ASSETS                               100.0%  $1,286,424,682
                                                      ======  ==============

 @      Non-income producing security
 @@     Foreign Issuer
 A      Related Party
 #      Securities purchased pursuant to Rule 144A, under the
        Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers
 XX     Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Portfolio's valuation procedures
 TBA    To be announced
 S      Segregated securities for swaps and when-issued or delayed delivery securities held at June 30, 2003
 REITs  Real Estate Investment Trusts
 *      Cost for federal income tax purposes is the same as for
        financial statement purposes. Net unrealized appreciation
        consists of:

        Gross Unrealized Appreciation                             $ 86,577,135
        Gross Unrealized Depreciation                              (19,027,639)
                                                                  ------------
        Net Unrealized Appreciation                               $ 67,549,496
                                                                  ============

                 See Accompanying Notes to Financial Statements

ING
VP
BALANCED
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Information concerning open swap contract at June 30, 2003 is shown below:

SWAP COUNTER PARTY        MERRILL LYNCH
Notional Principal        $2,235,000
Fund will Pay:            Notional amount times (libor rate + 0.90%) times actual days divided by 360
Effective LIBOR rate:     1.2788%
Fund will receive:        Notional amount times Index Return [1]. Positive amounts are paid to the Fund. The absolute value of negative amounts are paid to Merrill Lynch Capital Services.
Index:                    U.S. High Yield Cash Pay Index
Payment Date:             Quarterly on the 2nd
Net unrealized gain:      $194,138
Termination date:         July 2, 2003

 [1]  Index return calculation: (Ending Index Level -- Starting
      Index Level) / Starting Index Level.

                 See Accompanying Notes to Financial Statements

ING
VP
GROWTH &
INCOME      PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                          Value
----------------------------------------------------------------------------
COMMON STOCK: 98.5%
                     AEROSPACE/DEFENSE: 1.3%
  1,018,200          Boeing Co.                               $   34,944,624
    257,000    @     L-3 Communications Holdings, Inc.            11,176,930
                                                              --------------
                                                                  46,121,554
                                                              --------------
                     APPAREL: 1.0%
  1,232,100    @     Jones Apparel Group, Inc.                    36,051,246
                                                              --------------
                                                                  36,051,246
                                                              --------------
                     BANKS: 6.2%
  1,303,000          Bank of America Corp.                       102,976,090
    232,200          Charter One Financial, Inc.                   7,239,996
  1,478,800          National City Corp.                          48,371,548
  1,505,500          Wachovia Corp.                               60,159,780
                                                              --------------
                                                                 218,747,414
                                                              --------------
                     BEVERAGES: 2.1%
  1,074,000          Anheuser-Busch Cos., Inc.                    54,827,700
    221,800          Coca-Cola Co.                                10,293,738
    224,300          PepsiCo, Inc.                                 9,981,350
                                                              --------------
                                                                  75,102,788
                                                              --------------
                     BIOTECHNOLOGY: 2.0%
  1,065,100    @     Amgen, Inc.                                  70,765,244
                                                              --------------
                                                                  70,765,244
                                                              --------------
                     BUILDING MATERIALS: 1.3%
    634,600    @     American Standard Cos., Inc.                 46,915,978
                                                              --------------
                                                                  46,915,978
                                                              --------------
                     COMMERCIAL SERVICES: 2.4%
  2,332,400    @     Cendant Corp.                                42,729,568
    818,700          Equifax, Inc.                                21,286,200
    465,000          H&R Block, Inc.                              20,111,250
                                                              --------------
                                                                  84,127,018
                                                              --------------
                     COMPUTERS: 5.6%
    565,800    @     Affiliated Computer Services, Inc.           25,874,034
    592,400    @     Computer Sciences Corp.                      22,582,288
    640,700    @     Dell Computer Corp.                          20,476,772
  3,204,300          Hewlett-Packard Co.                          68,251,590
    680,600          International Business Machines Corp.        56,149,500
    389,100    @     Unisys Corp.                                  4,778,148
                                                              --------------
                                                                 198,112,332
                                                              --------------
                     COSMETICS/PERSONAL CARE: 3.3%
  1,287,000          Procter & Gamble Co.                        114,774,660
                                                              --------------
                                                                 114,774,660
                                                              --------------
                     DIVERSIFIED FINANCIAL SERVICES: 12.2%
    985,000          Bear Stearns Cos., Inc.                      71,333,700
  2,705,600          Citigroup, Inc.                             115,799,680
    667,300          Countrywide Financial Corp.                  46,424,061
    391,300          Fannie Mae                                   26,389,272
    622,900          Goldman Sachs Group, Inc.                    52,167,875
  1,889,200          JP Morgan Chase & Co.                        64,572,856
  1,170,600          Merrill Lynch & Co., Inc.                    54,643,608
                                                              --------------
                                                                 431,331,052
                                                              --------------
                     ELECTRIC: 1.6%
    506,800          Dominion Resources, Inc.                     32,572,036
    358,800          FPL Group, Inc.                              23,985,780
                                                              --------------
                                                                  56,557,816
                                                              --------------
                     FOOD: 2.0%
  2,043,300          Kellogg Co.                                  70,228,221
                                                              --------------
                                                                  70,228,221
                                                              --------------

  Shares                                                          Value
----------------------------------------------------------------------------
                     HEALTHCARE -- PRODUCTS: 5.6%
  1,020,300          Bausch & Lomb, Inc.                      $   38,261,250
    754,100          Becton Dickinson & Co.                       29,296,785
    522,900          CR Bard, Inc.                                37,287,999
  1,790,000          Johnson & Johnson                            92,543,000
                                                              --------------
                                                                 197,389,034
                                                              --------------
                     HOUSEHOLD PRODUCTS/WARES: 0.6%
    381,100          Fortune Brands, Inc.                         19,893,420
                                                              --------------
                                                                  19,893,420
                                                              --------------
                     INSURANCE: 2.5%
    563,800          Aflac, Inc.                                  17,336,850
    257,800          AMBAC Financial Group, Inc.                  17,079,250
    426,700          American Intl. Group                         23,545,306
    222,700          MGIC Investment Corp.                        10,386,728
    259,000          Progressive Corp.                            18,932,900
                                                              --------------
                                                                  87,281,034
                                                              --------------
                     INTERNET: 0.6%
    118,400    @     eBay, Inc.                                   12,334,912
    217,300    @     InterActiveCorp                               8,598,561
                                                              --------------
                                                                  20,933,473
                                                              --------------
                     MEDIA: 1.8%
    451,300    @     Clear Channel Communications, Inc.           19,130,607
    565,800    @     Fox Entertainment Group, Inc.                16,283,724
    271,800          McGraw-Hill Cos., Inc.                       16,851,600
    263,800          Tribune Co.                                  12,741,540
                                                              --------------
                                                                  65,007,471
                                                              --------------
                     MINING: 0.2%
    344,500          Freeport-McMoRan Copper & Gold, Inc.          8,440,250
                                                              --------------
                                                                   8,440,250
                                                              --------------
                     MISCELLANEOUS MANUFACTURING: 3.1%
  2,720,000          General Electric Co.                         78,009,600
  1,175,900          Honeywell Intl., Inc.                        31,572,915
                                                              --------------
                                                                 109,582,515
                                                              --------------
                     OFFICE/BUSINESS EQUIPMENT: 0.9%
    217,000          Pitney Bowes, Inc.                            8,334,970
  2,152,900    @     Xerox Corp.                                  22,799,211
                                                              --------------
                                                                  31,134,181
                                                              --------------
                     OIL & GAS: 6.2%
    456,800          Amerada Hess Corp.                           22,465,424
    821,100          Anadarko Petroleum Corp.                     36,514,317
    394,300          ConocoPhillips                               21,607,640
     28,100          Devon Energy Corp.                            1,500,540
  2,365,500          Exxon Mobil Corp.                            84,945,105
    915,500          Occidental Petroleum Corp.                   30,715,025
    532,200          Valero Energy Corp.                          19,334,826
                                                              --------------
                                                                 217,082,877
                                                              --------------
                     PACKAGING & CONTAINERS: 0.6%
  1,103,900    @     Pactiv Corp.                                 21,757,869
                                                              --------------
                                                                  21,757,869
                                                              --------------
                     PHARMACEUTICALS: 6.0%
  1,102,300          Abbott Laboratories                          48,236,648
    275,200          Bristol-Myers Squibb Co.                      7,471,680
    937,400          Merck & Co., Inc.                            56,759,570
    277,000          Mylan Laboratories                            9,631,290
  2,091,700          Pfizer, Inc.                                 71,431,555
    443,100    @     Watson Pharmaceuticals, Inc.                 17,887,947
                                                              --------------
                                                                 211,418,690
                                                              --------------
                     RETAIL: 5.2%
    135,000    @     Advance Auto Parts                            8,221,500
    492,400          Dillard's, Inc.                               6,632,628
    924,900          Federated Department Stores                  34,082,565
    508,800          Lowe's Cos., Inc.                            21,852,960
    295,700          Sears Roebuck and Co.                         9,947,348
    727,800    @     Starbucks Corp.                              17,845,656

                 See Accompanying Notes to Financial Statements

ING
VP
GROWTH &
INCOME      PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
----------------------------------------------------------------------------
                     RETAIL (CONTINUED)
  1,152,900          Wal-Mart Stores, Inc.                    $   61,876,143
    833,800    @     Williams-Sonoma, Inc.                        24,346,960
                                                              --------------
                                                                 184,805,760
                                                              --------------
                     SAVINGS & LOANS 2.4%
  2,040,000          Washington Mutual, Inc.                      84,252,000
                                                              --------------
                                                                  84,252,000
                                                              --------------
                     SEMICONDUCTORS: 3.2%
  3,559,800          Intel Corp.                                  73,986,883
    236,000          Maxim Integrated Products                     8,068,840
  1,833,800          Texas Instruments, Inc.                      32,274,880
                                                              --------------
                                                                 114,330,603
                                                              --------------
                     SOFTWARE: 7.2%
  1,260,400          First Data Corp.                             52,230,976
    688,000    @     Intuit, Inc.                                 30,636,640
  5,582,600          Microsoft Corp.                             142,970,386
  2,231,500    @     Oracle Corp.                                 26,822,630
                                                              --------------
                                                                 252,660,632
                                                              --------------
                     TELECOMMUNICATIONS: 10.2%
  2,021,900          AT&T Corp.                                   38,921,575
  3,080,400    @     AT&T Wireless Services, Inc.                 25,290,084
  1,227,700          BellSouth Corp.                              32,693,651
  5,311,000    @     Cisco Systems, Inc.                          88,640,590
  2,631,800          Motorola, Inc.                               24,817,874
  2,125,100    @     Nextel Communications, Inc.                  38,421,808
  1,296,200          Qualcomm, Inc.                               46,339,150
    910,300          Sprint Corp.-FON Group                       13,108,320
  1,353,900          Verizon Communications, Inc.                 53,411,355
                                                              --------------
                                                                 361,644,407
                                                              --------------
                     TRANSPORTATION: 1.2%
    668,200          FedEx Corp.                                  41,448,446
                                                              --------------
                                                                  41,448,446
                                                              --------------
                     Total Common Stock
                      (Cost $3,065,663,322)                    3,477,897,985
                                                              --------------
 Principal
  Amount                                                          Value
----------------------------------------------------------------------------
CORPORATE BONDS: 0.0%
                     OIL & GAS: 0.0%
$   532,000          Devon Energy Corp.,
                      4.900%, due 08/15/08                           545,300
    727,000          Devon Energy Corp.,
                      4.950%, due 08/15/08                           746,993
                                                              --------------
                                                                   1,292,293
                                                              --------------
                     Total Corporate Bonds
                      (Cost $904,715)                              1,292,293
                                                              --------------
                     Total Long-Term Investments
                      (Cost $3,066,568,037)                    3,479,190,278
                                                              --------------
SHORT-TERM INVESTMENT: 1.2%
$42,305,000          Morgan Stanley Repurchase Agreement
                      dated 06/30/03, 1.100%, due 07/01/03,
                      $42,306,293 to be received upon
                      repurchase (Collateralized by
                      $3,735,000 Federal National Mortgage
                      Association, 3.000%, Market Value
                      $3,806,200, due 06/15/04; $7,330,000
                      FNMA, 5.250%, Market Value $8,209,604,
                      due 04/15/07; $14,770,000 FNMA,
                      2.650%, Market Value $14,885,354, due
                      02/13/06 and $14,650,000 FNMA, 5.250%,
                      Market Value $16,105,851, due
                      06/15/06)                               $   42,305,000
                                                              --------------
                     Total Short-Term Investment
                      (Cost $42,305,000)                          42,305,000
                                                              --------------


             TOTAL INVESTMENTS IN SECURITIES
              (COST $3,108,873,037)*                   99.7%  $3,521,495,278
             OTHER ASSETS AND LIABILITIES-NET            0.3      11,862,701
                                                      ------  --------------
             NET ASSETS                               100.0%  $3,533,357,979
                                                      ======  ==============

 @    Non-income producing security
 @@   Foreign Issuer
 ADR  American Depositary Receipt
 *    Cost for federal income tax purposes is the same as for
      financial statement purposes. Net unrealized appreciation
      consists of:

      Gross Unrealized Appreciation                             $431,723,625
      Gross Unrealized Depreciation                              (19,101,384)
                                                                ------------
      Net Unrealized Appreciation                               $412,622,241
                                                                ============

                 See Accompanying Notes to Financial Statements

ING
VP
BOND
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
CORPORATE BONDS: 37.3%
                      ADVERTISING: 0.0%
$    165,000    #     RH Donnelley Finance Corp. I,
                       10.875%, due 12/15/12                  $      193,050
     240,000    #     Vertis, Inc.,
                       9.750%, due 04/01/09                          250,800
                                                              --------------
                                                                     443,850
                                                              --------------
                      AEROSPACE/DEFENSE: 0.5%
   1,300,000          Boeing Co.,
                       6.125%, due 02/15/33                        1,362,184
     130,000          L-3 Communications Corp.,
                       7.625%, due 06/15/12                          143,650
   3,688,000          Raytheon Co.,
                       6.150%, due 11/01/08                        4,174,916
     165,000          Sequa Corp.,
                       9.000%, due 08/01/09                          175,725
     190,000    #     Titan Corp.,
                       8.000%, due 05/15/11                          202,350
     165,000    #     Vought Aircraft Industries, Inc.,
                       8.000%, due 07/15/11                          166,650
                                                              --------------
                                                                   6,225,475
                                                              --------------
                      AGRICULTURE: 0.4%
   2,040,000    #     Bunge Ltd. Finance Corp.,
                       5.875%, due 05/15/13                        2,108,507
     145,000    #     DIMON, Inc.,
                       7.750%, due 06/01/13                          149,712
   2,250,000          RJ Reynolds Tobacco Holdings, Inc.,
                       6.500%, due 06/01/07                        2,255,870
   1,340,000          RJ Reynolds Tobacco Holdings, Inc.,
                       7.750%, due 05/15/06                        1,379,403
                                                              --------------
                                                                   5,893,492
                                                              --------------
                      AIRLINES: 0.3%
   4,520,000          American Airlines, Inc.,
                       7.024%, due 10/15/09                        4,317,806
                                                              --------------
                                                                   4,317,806
                                                              --------------
                      APPAREL: 0.0%
     160,000          Levi Strauss & Co.,
                       11.625%, due 01/15/08                         138,000
     230,000    #     Phillips-Van Heusen,
                       8.125%, due 05/01/13                          237,188
                                                              --------------
                                                                     375,188
                                                              --------------
                      AUTO MANUFACTURERS: 1.2%
   6,525,000          Ford Motor Co.,
                       6.375%, due 02/01/29                        5,290,503
   3,605,000          Ford Motor Co.,
                       6.625%, due 10/01/28                        3,007,997
     385,000          Ford Motor Co.,
                       7.250%, due 10/01/08                          403,087
   4,870,000          General Motors Corp.,
                       6.750%, due 05/01/28                        4,127,452
   3,985,000          General Motors Corp.,
                       8.375%, due 07/15/33                        3,922,475
                                                              --------------
                                                                  16,751,514
                                                              --------------
                      AUTO PARTS & EQUIPMENT: 0.1%
     105,000    #     Advanced Accessory Systems LLC,
                       10.750%, due 06/15/11                         111,825
     120,000          Dana Corp.,
                       10.125%, due 03/15/10                         132,900
     155,000          Dura Operating Corp.,
                       8.625%, due 04/15/12                          159,650
     270,000          Lear Corp., 8.110%, due 05/15/09               310,500

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
$    220,000    #     TRW Automotive, Inc.,
                       11.000%, due 02/15/13                  $      240,900
     120,000    #     UIS, Inc., 9.375%, due 06/15/13                125,100
                                                              --------------
                                                                   1,080,875
                                                              --------------
                      BANKS: 2.3%
   3,240,000          Bank One Corp.,
                       4.900%, due 04/30/15                        3,351,530
     810,000          BNY Capital I,
                       7.970%, due 12/31/26                          942,954
   4,840,000   @@,#   Credit Suisse First Boston,
                       7.900%, due 05/01/07                        5,504,319
     885,000          Fleet Capital Trust II,
                       7.920%, due 12/11/26                        1,007,458
     450,000          FleetBoston Financial Corp.,
                       6.875%, due 01/15/28                          521,992
   2,550,000          M&T Bank Corp.,
                       3.850%, due 04/01/13                        2,604,838
   4,770,000          Mellon Capital I,
                       7.720%, due 12/01/26                        5,634,472
   2,415,000          NB Capital Trust IV,
                       8.250%, due 04/15/27                        2,944,064
   2,640,000          Sovereign Bank,
                       5.125%, due 03/15/13                        2,732,656
   2,660,000          US Bank National Association,
                       4.800%, due 04/15/15                        2,749,586
   2,922,000          US Bank National Association,
                       6.300%, due 07/15/08                        3,377,417
     470,000    #     Wells Fargo Capital A,
                       7.730%, due 12/01/26                          546,106
                                                              --------------
                                                                  31,917,392
                                                              --------------
                      BUILDING MATERIALS: 0.0%
     135,000          Nortek Holdings, Inc.,
                       9.875%, due 06/15/11                          142,762
                                                              --------------
                                                                     142,762
                                                              --------------
                      CHEMICALS: 0.3%
   2,555,000          Dow Chemical Co.,
                       5.750%, due 11/15/09                        2,798,009
     115,000          Equistar Chemicals LP,
                       10.125%, due 09/01/08                         119,025
      90,000    #     Equistar Chemicals LP,
                       10.625%, due 05/01/11                          92,700
     845,000          IMC Global, Inc.,
                       10.875%, due 06/01/08                         883,025
     690,000          Lyondell Chemical Co.,
                       9.625%, due 05/01/07                          679,650
                                                              --------------
                                                                   4,572,409
                                                              --------------
                      COMMERCIAL SERVICES: 0.1%
     185,000          Corrections Corp. of America,
                       7.500%, due 05/01/11                          194,250
     525,000    @@    Quebecor Media, Inc.,
                       11.125%, due 07/15/11                         603,750
     635,000    #     United Rentals North America, Inc.,
                       10.750%, due 04/15/08                         696,913
                                                              --------------
                                                                   1,494,913
                                                              --------------
                      COMPUTERS: 0.0%
     140,000    @@    Seagate Technology Holdings, 8.000%,
                       due 05/15/09                                  152,250
     130,000          Unisys Corp.,
                       8.125%, due 06/01/06                          139,750
                                                              --------------
                                                                     292,000
                                                              --------------

                 See Accompanying Notes to Financial Statements

ING
VP
BOND
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
                      COSMETICS/PERSONAL CARE: 0.0%
$    340,000          Chattem, Inc.,
                       8.875%, due 04/01/08                   $      352,750
                                                              --------------
                                                                     352,750
                                                              --------------
                      DISTRIBUTION/WHOLESALE: 0.0%
     315,000    #     Aviall, Inc.,
                       7.625%, due 07/01/11                          320,906
                                                              --------------
                                                                     320,906
                                                              --------------
                      DIVERSIFIED FINANCIAL SERVICES: 3.2%
   3,365,000          Boeing Capital Corp.,
                       7.375%, due 09/27/10                        3,993,077
   2,425,000          CitiCorp. Capital I,
                       7.933%, due 02/15/27                        2,848,875
     565,000    #     Corestates Capital Trust I,
                       8.000%, due 12/15/26                          673,432
   4,040,000          Countrywide Home Loans, Inc.,
                       4.250%, due 12/19/07                        4,248,068
   1,160,000    #     Erac USA Finance Co.,
                       8.000%, due 01/15/11                        1,384,040
   2,935,000    #     Farmers Exchange Capital,
                       7.200%, due 07/15/48                        2,426,954
   1,705,000          Ford Motor Credit Co.,
                       7.375%, due 10/28/09                        1,790,076
   2,445,000          General Electric Capital Corp.,
                       5.000%, due 06/15/07                        2,664,600
   6,740,000          General Electric Capital Corp.,
                       6.000%, due 06/15/12                        7,621,289
     145,000    #     HLI Operating Co., Inc.,
                       10.500%, due 06/15/10                         152,975
   1,990,000          International Lease Finance Corp.,
                       5.875%, due 05/01/13                        2,146,426
   3,120,000          Lehman Brothers Holdings, Inc.,
                       4.000%, due 01/22/08                        3,255,052
   1,200,000          Morgan Stanley,
                       6.750%, due 04/15/11                        1,405,792
     410,000          Nexstar Finance LLC,
                       12.000%, due 04/01/08                         459,200
   5,480,000  @@,XX   PF Export Receivables Master Trust,
                       3.748%, due 06/01/13                        5,530,361
   2,840,000  @@,XX   PF Export Receivables Master Trust,
                       6.436%, due 06/01/15                        2,854,200
      80,000          Technical Olympic USA, Inc.,
                       10.375%, due 07/01/12                          85,600
     240,000          Technical Olympic USA, Inc.,
                       9.000%, due 07/01/10                          260,400
      50,000    #     Universal City Development Partners,
                       11.750%, due 04/01/10                          55,125
                                                              --------------
                                                                  43,855,542
                                                              --------------
                      ELECTRIC: 2.9%
     310,000    #     AES Corp.,
                       8.750%, due 05/15/13                          323,950
   4,260,000          Arizona Public Service,
                       4.650%, due 05/15/15                        4,245,810
   1,700,000    #     Consumers Energy Co.,
                       4.250%, due 04/15/08                        1,759,831
   3,185,000          Duke Capital Corp.,
                       6.250%, due 02/15/13                        3,391,923
     200,000          Homer City Funding LLC,
                       8.734%, due 10/01/26                          219,500
   2,425,000          Nisource Finance Corp.,
                       6.150%, due 03/01/13                        2,607,801
   1,975,000          Nisource Finance Corp.,
                       7.625%, due 11/15/05                        2,160,543
   3,780,000    #     Ohio Edison Co.,
                       4.000%, due 05/01/08                        3,881,451
   3,810,000    #     Ohio Power Co.,
                       6.600%, due 02/15/33                        4,267,032
   2,295,000    #     Oncor Electric Delivery Co.,
                       7.250%, due 01/15/33                        2,716,635
   2,987,000    #     PG&E Corp.,
                       6.875%, due 07/15/08                        3,113,948
   2,680,000    #     PSEG Energy Holdings, Inc.,
                       7.750%, due 04/16/07                        2,836,887
   1,950,000    #     Reliant Resources, Inc.,
                       9.250%, due 07/15/10                        1,969,500
   3,207,000    #     TXU Energy Co.,
                       6.125%, due 03/15/08                        3,442,849
   1,985,000    #     TXU Energy Co.,
                       7.000%, due 03/15/13                        2,201,577
                                                              --------------
                                                                  39,139,237
                                                              --------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
                      ELECTRICAL COMPONENTS & EQUIPMENT: 0.0%
$    135,000   @@,#   FIMEP SA, 10.500%, due 02/15/13         $      151,200
     145,000    @@    Legrand, 8.500%, due 02/15/25                  150,075
                                                              --------------
                                                                     301,275
                                                              --------------
                      ELECTRONICS: 0.0%
     150,000   @@,#   Flextronics Intl. Ltd.,
                       6.500%, due 05/15/13                          145,125
     155,000          Stoneridge, Inc.,
                       11.500%, due 05/01/12                         174,375
                                                              --------------
                                                                     319,500
                                                              --------------
                      ENTERTAINMENT: 0.1%
     180,000          Carmike Cinemas, Inc.,
                       10.375%, due 02/01/09                         189,900
      25,000    #     Cinemark USA, Inc.,
                       9.000%, due 02/01/13                           27,250
     170,000    #     Cinemark USA, Inc.,
                       9.000%, due 02/01/13                          185,300
     195,000          Regal Cinemas, Inc.,
                       9.375%, due 02/01/12                          215,963
     125,000    #     Six Flags, Inc.,
                       9.750%, due 06/15/07                          124,375
     105,000          Speedway Motorsports, Inc.,
                       6.750%, due 06/01/13                          109,200
                                                              --------------
                                                                     851,988
                                                              --------------
                      ENVIRONMENTAL CONTROL: 0.1%
     345,000          Allied Waste North America,
                       10.000%, due 08/01/09                         368,287
     680,000          Allied Waste North America,
                       7.875%, due 04/15/13                          714,850
     165,000          Allied Waste North America,
                       8.500%, due 12/01/08                          178,200
                                                              --------------
                                                                   1,261,337
                                                              --------------
                      FOOD: 2.1%
     505,000          Ahold Finance USA, Inc.,
                       8.250%, due 07/15/10                          520,150
   1,920,000          ConAgra Foods, Inc.,
                       7.500%, due 09/15/05                        2,142,180
     350,000    #     Del Monte Corp.,
                       8.625%, due 12/15/12                          372,750
     230,000    #     Domino's, Inc.,
                       8.250%, due 07/01/11                          238,625
     290,000          Great Atlantic & Pacific Tea Co.,
                       9.125%, due 12/15/11                          272,600
     280,000          Ingles Markets, Inc.,
                       8.875%, due 12/01/11                          283,150
   1,300,000          Kroger Co.,
                       5.500%, due 02/01/13                        1,374,788
   1,829,000          Kroger Co.,
                       7.250%, due 06/01/09                        2,138,672

                 See Accompanying Notes to Financial Statements

ING
VP
BOND
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
                      FOOD (CONTINUED)
$  1,975,000          Kroger Co.,
                       7.500%, due 04/01/31                   $    2,349,942
     330,000          Michael Foods, Inc.,
                       11.750%, due 04/01/11                         381,150
     410,000          Pilgrims Pride Corp.,
                       9.625%, due 09/15/11                          439,725
     190,000          Roundy's, Inc.,
                       8.875%, due 06/15/12                          199,500
   2,775,000          Safeway, Inc.,
                       4.800%, due 07/16/07                        2,904,723
   2,380,000          Safeway, Inc.,
                       5.800%, due 08/15/12                        2,556,651
     140,000    #     Smithfield Foods, Inc.,
                       7.750%, due 05/15/13                          150,850
   5,530,000          Supervalu, Inc.,
                       7.875%, due 08/01/09                        6,455,351
   5,855,000          Tyson Foods, Inc.,
                       6.625%, due 10/01/04                        6,070,786
     230,000          Winn-Dixie Stores, Inc.,
                       8.875%, due 04/01/08                          244,950
                                                              --------------
                                                                  29,096,543
                                                              --------------
                      FOREST PRODUCTS & PAPER: 1.0%
   1,718,000    @@    Abitibi-Consolidated, Inc.,
                       6.950%, due 04/01/08                        1,809,980
   3,200,000    @@    Abitibi-Consolidated, Inc.,
                       6.950%, due 12/15/06                        3,386,250
     525,000          Appleton Papers, Inc.,
                       12.500%, due 12/15/08                         590,625
   2,360,000          Fort James Corp.,
                       6.625%, due 09/15/04                        2,413,100
     400,000          Georgia-Pacific Corp.,
                       8.125%, due 05/15/11                          413,000
     500,000    #     Georgia-Pacific Corp.,
                       8.875%, due 02/01/10                          545,000
     675,000    @@    Tembec Industries, Inc.,
                       7.750%, due 03/15/12                          658,125
     100,000    @@    Tembec Industries, Inc.,
                       8.500%, due 02/01/11                           99,500
   3,175,000          Weyerhaeuser Co.,
                       6.875%, due 12/15/33                        3,478,282
                                                              --------------
                                                                  13,393,862
                                                              --------------
                      HEALTHCARE -- PRODUCTS: 0.0%
     205,000    #     Medex, Inc.,
                       8.875%, due 05/15/13                          213,712
                                                              --------------
                                                                     213,712
                                                              --------------
                      HEALTHCARE -- SERVICES: 0.0%
     175,000          Alliance Imaging, Inc.,
                       10.375%, due 04/15/11                         183,750
     275,000          Triad Hospitals, Inc.,
                       8.750%, due 05/01/09                          293,906
                                                              --------------
                                                                     477,656
                                                              --------------
                      HOME BUILDERS: 0.1%
     175,000    #     K Hovnanian Enterprises, Inc.,
                       7.750%, due 05/15/13                          184,187
     150,000          KB Home, 7.750%, due 02/01/10                  162,937
      80,000    #     Meritage Corp.,
                       9.750%, due 06/01/11                           88,800
      60,000          Meritage Corp.,
                       9.750%, due 06/01/11                           66,600
     145,000          Standard-Pacific Corp.,
                       7.750%, due 03/15/13                          154,063
     135,000          Toll Corp., 8.250%, due 02/01/11               151,200
     215,000          WCI Communities, Inc.,
                       10.625%, due 02/15/11                         238,650
                                                              --------------
                                                                   1,046,437
                                                              --------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
                      INSURANCE: 2.5%
$  4,838,000    #     AIG SunAmerica Global Financing VII,
                       5.850%, due 08/01/08                   $    5,461,009
   6,900,000          CNA Financial Corp.,
                       6.250%, due 11/15/03                        6,997,787
   2,940,000    #     John Hancock Global Funding II,
                       5.250%, due 02/25/15                        3,099,460
   2,735,000    #     Monumental Global Funding II,
                       3.850%, due 03/03/08                        2,829,915
   1,590,000    #     New York Life Insurance Co.,
                       5.875%, due 05/15/33                        1,674,690
   3,325,000          Travelers Property Casualty Corp.,
                       6.375%, due 03/15/33                        3,646,727
   9,135,000    #     Zurich Capital Trust I,
                       8.376%, due 06/01/37                       10,068,122
                                                              --------------
                                                                  33,777,710
                                                              --------------
                      IRON/STEEL: 0.1%
     745,000          AK Steel Corp.,
                       7.875%, due 02/15/09                          636,975
     145,000          United States Steel Corp.,
                       9.750%, due 05/15/10                          147,900
                                                              --------------
                                                                     784,875
                                                              --------------
                      LEISURE TIME: 0.0%
     190,000    @@    Royal Caribbean Cruises Ltd.,
                       8.000%, due 05/15/10                          198,550
     100,000    #     Worldspan LP/WS Financing Corp.,
                       9.625%, due 06/15/11                          103,500
                                                              --------------
                                                                     302,050
                                                              --------------
                      LODGING: 0.4%
     560,000          Ameristar Casinos, Inc.,
                       10.750%, due 02/15/09                         637,700
     270,000          Aztar Corp.,
                       9.000%, due 08/15/11                          293,625
     215,000          Extended Stay America, Inc.,
                       9.875%, due 06/15/11                          232,200
     125,000          Host Marriott Corp.,
                       7.875%, due 08/01/05                          127,812
      85,000          Host Marriott Corp.,
                       7.875%, due 08/01/08                           86,700
     570,000          Mandalay Resort Group,
                       9.500%, due 08/01/08                          655,500
     900,000          MGM Mirage,
                       8.375%, due 02/01/11                        1,028,250
     140,000          MGM Mirage,
                       8.500%, due 09/15/10                          165,200
     300,000    #     Park Place Entertainment Corp.,
                       7.000%, due 04/15/13                          322,500
     720,000          Park Place Entertainment Corp.,
                       7.875%, due 03/15/10                          777,600
     535,000          Starwood Hotels & Resorts Worldwide,
                       Inc., 7.875%, due 05/01/12                    588,500
     185,000          Venetian Casino Resort LLC,
                       11.000%, due 06/15/10                         209,513
                                                              --------------
                                                                   5,125,100
                                                              --------------
                      MACHINERY -- DIVERSIFIED: 0.0%
      65,000    #     Cummins, Inc.,
                       9.500%, due 12/01/10                           74,100
                                                              --------------
                                                                      74,100
                                                              --------------

                 See Accompanying Notes to Financial Statements

ING
VP
BOND
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
                      MEDIA: 1.9%
$  2,130,000          AMFM, Inc.,
                       8.000%, due 11/01/08                   $    2,486,775
   3,335,000          AOL Time Warner, Inc.,
                       6.875%, due 05/01/12                        3,815,010
     280,000    @@    CanWest Media, Inc.,
                       10.625%, due 05/15/11                         320,600
     500,000   @@,#   CanWest Media, Inc.,
                       7.625%, due 04/15/13                          533,750
     220,000          Charter Communications Holdings, LLC,
                       0.000%, due 05/15/11                          112,200
     770,000          Charter Communications Holdings, LLC,
                       9.625%, due 11/15/09                          565,950
   3,890,000    #     COX Enterprises, Inc.,
                       4.375%, due 05/01/08                        4,049,404
     340,000          CSC Holdings, Inc.,
                       10.500%, due 05/15/16                         372,300
     145,000          CSC Holdings, Inc.,
                       7.625%, due 04/01/11                          147,175
     140,000          CSC Holdings, Inc.,
                       7.625%, due 07/15/18                          140,350
     415,000          Dex Media East LLC,
                       12.125%, due 11/15/12                         492,812
     165,000          Dex Media East LLC,
                       9.875%, due 11/15/09                          184,800
     395,000    #     DirecTV Holdings LLC,
                       8.375%, due 03/15/13                          442,400
     465,000          Granite Broadcasting Corp.,
                       8.875%, due 05/15/08                          456,862
     280,000          Hollinger Intl. Publishing,
                       9.000%, due 12/15/10                          301,000
     125,000   @@,#   Hollinger, Inc.,
                       11.875%, due 03/01/11                         139,375
     320,000          Insight Communications,
                       0.000%, due 02/15/11                          267,200
   2,015,000          InterActiveCorp.,
                       7.000%, due 01/15/13                        2,325,024
     605,000          Mediacom Broadband LLC,
                       11.000%, due 07/15/13                         676,087
   1,800,000          News America Holdings,
                       7.600%, due 10/11/15                        2,182,756
     215,000    #     Nexstar Finance Holdings LLC, Inc.,
                       0.000%, due 04/01/13                          144,319
     200,000          Paxson Communications Corp.,
                       10.750%, due 07/15/08                         216,000
     180,000    #     Primedia, Inc.,
                       8.000%, due 05/15/13                          185,400
     270,000          Primedia, Inc.,
                       8.875%, due 05/15/11                          285,525
     190,000          Radio One, Inc.,
                       8.875%, due 07/01/11                          209,950
      75,000   @@,#   Rogers Cable, Inc.,
                       6.250%, due 06/15/13                           75,188
      60,000          Salem Communications Holding Corp.,
                       9.000%, due 07/01/11                           64,875
     165,000    #     Sinclair Broadcast Group, Inc.,
                       8.000%, due 03/15/12                          176,963
     100,000          Susquehanna Media Co.,
                       8.500%, due 05/15/09                          106,000
   3,630,000          Time Warner, Inc.,
                       6.950%, due 01/15/28                        3,900,290
     480,000   @@,#   Vivendi Universal SA,
                       9.250%, due 04/15/10                          548,400
     475,000          Young Broadcasting, Inc.,
                       10.000%, due 03/01/11                         516,563
                                                              --------------
                                                                  26,441,303
                                                              --------------
                      MINING: 0.2%
     390,000          Compass Minerals Group, Inc.,
                       10.000%, due 08/15/11                         438,750
   1,570,000   @@,#   WMC Finance USA,
                       5.125%, due 05/15/13                        1,624,617
                                                              --------------
                                                                   2,063,367
                                                              --------------
                      MISCELLANEOUS MANUFACTURING: 0.3%
     190,000          SPX Corp.,
                       7.500%, due 01/01/13                          206,625
     155,000    #     Tenneco Automotive, Inc.,
                       10.250%, due 07/15/13                         157,713
   2,270,000    @@    Tyco Intl. Group SA,
                       6.125%, due 01/15/09                        2,372,150
   1,280,000    @@    Tyco Intl. Group SA,
                       6.125%, due 11/01/08                        1,344,000
     540,000    @@    Tyco Intl. Group SA,
                       6.750%, due 02/15/11                          575,100
                                                              --------------
                                                                   4,655,588
                                                              --------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
                      MULTI-NATIONAL: 0.4%
$  3,860,000    @@    Corp. Andina de Fomento CAF,
                       5.200%, due 05/21/13                   $    3,919,409
     820,000    @@    Corp. Andina de Fomento CAF,
                       6.875%, due 03/15/12                          935,391
                                                              --------------
                                                                   4,854,800
                                                              --------------
                      OFFICE/BUSINESS EQUIPMENT: 0.0%
     310,000          Xerox Corp.,
                       7.625%, due 06/15/13                          311,938
                                                              --------------
                                                                     311,938
                                                              --------------
                      OIL & GAS: 2.8%
   2,930,000          Amerada Hess Corp.,
                       5.900%, due 08/15/06                        3,225,309
   2,565,000          Amerada Hess Corp.,
                       7.125%, due 03/15/33                        2,929,153
   1,625,000    @@    Anderson Exploration Ltd.,
                       6.750%, due 03/15/11                        1,884,400
     435,000    #     Chesapeake Energy Corp.,
                       7.500%, due 09/15/13                          464,362
   3,765,000    #     Enterprise Products Partners LP,
                       6.875%, due 03/01/33                        4,278,663
     150,000          Forest Oil Corp.,
                       8.000%, due 06/15/08                          161,250
  11,145,000    @@    Husky Oil Co.,
                       8.900%, due 08/15/28                       12,928,200
     155,000          Nuevo Energy Co.,
                       9.500%, due 06/01/08                          163,331
   2,330,000          Ocean Energy, Inc.,
                       4.375%, due 10/01/07                        2,452,418
   4,945,000          Pemex Project Funding Master Trust,
                       7.375%, due 12/15/14                        5,427,138
     425,000          Swift Energy Co.,
                       9.375%, due 05/01/12                          464,313
   2,000,000          Valero Energy Corp.,
                       8.750%, due 06/15/30                        2,570,236
     845,000    @@    Western Oil Sands, Inc.,
                       8.375%, due 05/01/12                          946,400
     505,000          Westport Resources Corp.,
                       8.250%, due 11/01/11                          555,500
                                                              --------------
                                                                  38,450,673
                                                              --------------

                 See Accompanying Notes to Financial Statements

ING
VP
BOND
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
                      OIL & GAS SERVICES: 0.1%
$    560,000          Hanover Equipment Trust,
                       8.500%, due 09/01/08                   $      590,800
     200,000          Hanover Equipment Trust,
                       8.750%, due 09/01/11                          211,000
                                                              --------------
                                                                     801,800
                                                              --------------
                      PACKAGING & CONTAINERS: 0.8%
     275,000          Ball Corp.,
                       6.875%, due 12/15/12                          292,875
     370,000    #     BWAY Finance Corp.,
                       10.000%, due 10/15/10                         377,400
     480,000   @@,#   Crown European Holdings SA,
                       10.875%, due 03/01/13                         525,600
     130,000   @@,#   Norampac, Inc.,
                       6.750%, due 06/01/13                          137,150
     315,000    #     Owens-Brockway,
                       8.250%, due 05/15/13                          330,750
     725,000          Owens-Brockway,
                       8.875%, due 02/15/09                          790,250
   1,220,000    #     Sealed Air Corp.,
                       5.375%, due 04/15/08                        1,281,723
   2,305,000    #     Sealed Air Corp.,
                       5.625%, due 07/15/13                        2,329,571
   4,445,000    #     Sealed Air Corp.,
                       6.950%, due 05/15/09                        4,915,997
     500,000          Smurfit-Stone Container Corp.,
                       8.250%, due 10/01/12                          538,750
                                                              --------------
                                                                  11,520,066
                                                              --------------
                      PHARMACEUTICALS: 0.0%
     460,000          AmerisourceBergen Corp.,
                       7.250%, due 11/15/12                          501,400
                                                              --------------
                                                                     501,400
                                                              --------------
                      PIPELINES: 1.2%
     235,000    #     ANR Pipeline Co.,
                       8.875%, due 03/15/10                          257,912
   5,320,000          CenterPoint Energy Resources Corp.,
                       8.125%, due 07/15/05                        5,765,199
   2,965,000          Duke Energy Field Services LLC,
                       7.500%, due 08/16/05                        3,244,167
     300,000    #     El Paso Production Holding Co.,
                       7.750%, due 06/01/13                          300,750
     265,000    #     GulfTerra Energy Partners LP,
                       8.500%, due 06/01/10                          284,875
   3,415,000          Kinder Morgan Energy Partners LP,
                       7.300%, due 08/15/33                        4,114,826
     500,000          Northern Border Pipeline Co.,
                       6.250%, due 05/01/07                          547,636
     180,000          Southern Natural Gas Co.,
                       7.350%, due 02/15/31                          184,050
     175,000          Southern Natural Gas Co.,
                       8.000%, due 03/01/32                          190,094
     175,000          Tennessee Gas Pipeline Co.,
                       8.375%, due 06/15/32                          191,188
     345,000          Transcontinental Gas Pipe LN,
                       8.875%, due 07/15/12                          391,575
     300,000          Williams Cos., Inc.,
                       8.625%, due 06/01/10                          315,000
                                                              --------------
                                                                  15,787,272
                                                              --------------
                      REAL ESTATE: 0.8%
   2,240,000          EOP Operating LP,
                       7.250%, due 02/15/18                        2,647,313
   2,945,000          EOP Operating LP,
                       7.750%, due 11/15/07                        3,452,565

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
$  1,383,000          Liberty Property-LP,
                       7.250%, due 03/15/11                   $    1,634,865
   2,910,000          Liberty Property-LP,
                       7.750%, due 04/15/09                        3,516,883
                                                              --------------
                                                                  11,251,626
                                                              --------------
                      REITS: 0.8%
     225,000          Felcor Lodging LP,
                       8.500%, due 06/01/11                          227,812
      60,000          Host Marriott LP,
                       9.500%, due 01/15/07                           64,800
     160,000    #     La Quinta Properties, Inc.,
                       8.875%, due 03/15/11                          171,200
   1,935,000          Liberty Property Trust,
                       6.375%, due 08/15/12                        2,165,141
   2,150,000    #     Simon Property Group LP,
                       4.875%, due 03/18/10                        2,239,079
   3,068,000          Simon Property Group LP,
                       6.375%, due 11/15/07                        3,426,198
   1,893,000          Simon Property Group LP,
                       7.375%, due 06/15/18                        2,267,858
                                                              --------------
                                                                  10,562,088
                                                              --------------
                      RETAIL: 0.2%
     115,000          Dollar General Corp.,
                       8.625%, due 06/15/10                          127,794
     520,000          JC Penney Co., Inc.,
                       7.600%, due 04/01/07                          548,600
     150,000    #     Rent-A-Center, Inc.,
                       7.500%, due 05/01/10                          158,250
     400,000          Rite Aid Corp., 7.625%, due 04/15/05           399,000
     165,000    #     Rite Aid Corp., 9.250%, due 06/01/13           164,175
     370,000    #     Star Gas Partners LP/Star Gas Finance
                       Co., 10.250%, due 02/15/13                    386,650
     275,000          Yum! Brands, Inc.,
                       8.875%, due 04/15/11                          327,250
                                                              --------------
                                                                   2,111,719
                                                              --------------
                      SEMICONDUCTORS: 0.0%
      65,000    #     AMI Semiconductor, Inc.,
                       10.750%, due 02/01/13                          73,775
      65,000    #     Amkor Technology, Inc.,
                       7.750%, due 05/15/13                           62,075
                                                              --------------
                                                                     135,850
                                                              --------------
                      SOVEREIGN: 6.4%
   6,626,000    @@    Brazil Dcb L,
                       0.000%, due 04/15/12                        5,017,870
     617,000    @@    Brazilian Government Intl. Bond,
                       10.000%, due 01/16/07                         635,510
   1,148,000    @@    Brazilian Government Intl. Bond,
                       10.250%, due 06/17/13                       1,099,210
   4,470,000    @@    Brazilian Government Intl. Bond,
                       11.000%, due 08/17/40                       4,090,050
         750    @@    Central Bank Of Nigeria,
                       0.000%, due 11/15/20                               --
   1,500,000    @@    Central Bank Of Nigeria,
                       0.000%, due 11/15/20                        1,290,000
   1,955,000    @@    Chile Government Intl. Bond,
                       5.500%, due 01/15/13                        2,073,277
   1,467,000    @@    Colombia Government Intl. Bond,
                       0.000%, due 02/25/20                        1,830,082
   3,915,000    @@    Colombia Government Intl. Bond,
                       10.000%, due 01/23/12                       4,394,587
   2,068,000    @@    Dominican Republic,
                       0.000%, due 01/23/13                        1,930,064

                 See Accompanying Notes to Financial Statements

ING
VP
BOND
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
                      SOVEREIGN (CONTINUED)
$ 13,335,000          Fannie Mae,
                       2.375%, due 04/13/06                   $   13,468,310
   2,150,000    @@    Mexico Government Intl. Bond,
                       4.625%, due 10/08/08                        2,200,525
   3,265,000    @@    Mexico Government Intl. Bond,
                       6.625%, due 03/03/15                        3,477,225
   2,020,000    @@    Peru Government Intl. Bond,
                       9.125%, due 02/21/12                        2,158,370
   4,787,000    @@    Philippine Government Intl. Bond,
                       9.875%, due 01/15/19                        5,295,619
   3,466,000    @@    Republic Of Argentina,
                       0.000%, due 08/03/12                        2,077,174
   2,084,000    @@    Republic Of Bulgaria,
                       0.000%, due 01/15/15                        2,468,081
   2,099,000    @@    Republic Of Ecuador,
                       0.000%, due 08/15/30                        1,343,360
   1,477,000    @@    Republic Of El Salvador,
                       0.000%, due 01/24/23                        1,558,235
   1,725,018    @@    Republic Of Panama,
                       0.000%, due 07/17/16                        1,395,108
     879,000    @@    Republic Of Peru,
                       0.000%, due 03/07/17                          686,719
   1,821,429    @@    Republic Of Venezuela,
                       0.000%, due 12/18/07                        1,449,766
  11,121,000    @@    Russian Federation,
                       0.000%, due 03/31/30                       10,910,257
   3,911,699          Small Business Administration,
                       7.550%, due 11/01/12                        4,283,080
   5,979,000    @@    Turkey Government Intl. Bond,
                       12.375%, due 06/15/09                       6,457,320
     500,000   @@,#   Ukraine Government Intl. Bond,
                       7.650%, due 06/11/13                          498,440
     909,444    @@    Ukraine Government,
                       0.000%, due 03/15/07                        1,002,662
   1,152,000    @@    Uruguay Government Intl. Bond, 7.500%,
                       due 03/15/15                                  901,440
   4,500,000    @@    Venezuela Government Intl. Bond,
                       9.250%, due 09/15/27                        3,341,250
                                                              --------------
                                                                  87,333,591
                                                              --------------
                      TELECOMMUNICATIONS: 3.7%
     190,000          American Tower Corp.,
                       9.375%, due 02/01/09                          191,900
     230,000          American Tower Escrow Corp.,
                       0.000%, due 08/01/08                          149,500
   2,292,000          AT&T Corp.,
                       6.000%, due 03/15/09                        2,456,086
   6,175,000          AT&T Corp.,
                       7.800%, due 11/15/11                        7,072,017
   1,520,000          AT&T Corp.,
                       8.500%, due 11/15/31                        1,729,506
   1,045,000          AT&T Wireless Services, Inc.,
                       8.125%, due 05/01/12                        1,261,545
     335,000          Block Communications, Inc.,
                       9.250%, due 04/15/09                          366,825
     230,000    #     Centennial Cellular Operating Co.,
                       10.125%, due 06/15/13                         228,850
     295,000          Crown Castle Intl. Corp.,
                       9.375%, due 08/01/11                          308,275
   2,309,000    @@    Deutsche Telekom Intl. Finance BV,
                       8.250%, due 06/15/05                        2,576,244
     130,000          Dobson Communications Corp., 10.875%,
                       due 07/01/10                                  141,050
     110,000          Dobson/Sygnet Communications Co.,
                       12.250%, due 12/15/08                         118,250
     420,000          Insight Midwest LP/Insight Capital,
                       Inc.,
                       10.500%, due 11/01/10                         463,050
   1,115,000          Nextel Communications, Inc.,
                       9.375%, due 11/15/09                        1,202,806
      90,000          Nextel Partners, Inc.,
                       12.500%, due 11/15/09                         101,700
     120,000    #     Nextel Partners, Inc.,
                       8.125%, due 07/01/11                          120,300
     550,000          PanAmSat Corp.,
                       8.500%, due 02/01/12                          598,125
     480,000          Qwest Communications Intl.,
                       7.500%, due 11/01/08                          446,400
     265,000    #     Qwest Corp.,
                       8.875%, due 03/15/12                          297,463
     375,000    #     Qwest Services Corp.,
                       14.000%, due 12/15/14                         436,875
     310,000    @@    Rogers Wireless Communications, Inc.,
                       9.625%, due 05/01/11                          358,050
     185,000    #     Spectrasite, Inc.,
                       8.250%, due 05/15/10                          193,325
   2,030,000          Sprint Capital Corp.,
                       6.000%, due 01/15/07                        2,183,632
   6,285,000          Sprint Capital Corp.,
                       6.875%, due 11/15/28                        6,328,002
   1,850,000          Sprint Capital Corp.,
                       6.900%, due 05/01/19                        1,943,434
   8,355,000          TCI Communications Finance,
                       9.650%, due 03/31/27                        9,984,225
     415,000    @@    TELUS Corp.,
                       8.000%, due 06/01/11                          481,400
     380,000    #     Triton PCS, Inc.,
                       8.500%, due 06/01/13                          410,400
     105,000          Triton PCS, Inc.,
                       9.375%, due 02/01/11                          107,888

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
$  4,575,000          Verizon Global Funding Corp.,
                       7.375%, due 09/01/12                   $    5,591,748
   2,425,000          Verizon Wireless Capital LLC,
                       5.375%, due 12/15/06                        2,666,021
                                                              --------------
                                                                  50,514,892
                                                              --------------
                      TRANSPORTATION: 0.0%
       4,627          Chicago & Northwest Co.,
                       6.250%, due 07/30/12                            5,073
                                                              --------------
                                                                       5,073
                                                              --------------
                      Total Corporate Bonds
                       (Cost $487,442,438)                       511,505,302
                                                              --------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET BACKED SECURITIES: 12.1%
                      AUTOMOBILE: 1.0%
   9,200,000          Capital Auto Receivables Asset Trust,
                       2.750%, due 04/16/07                        9,416,305
   4,320,000          Nissan Auto Receivables Owner Trust,
                       2.610%, due 07/15/08                        4,389,526
                                                              --------------
                                                                  13,805,831
                                                              --------------
                      COMMERCIAL: 6.4%
   6,167,579          Chase Manhattan Bank-First Union
                       National Bank,
                       7.439%,due 08/15/31                         7,440,105
   1,750,000    XX    CS First Boston Mortgage Securities
                       Corp.,
                       3.562%, due 05/15/38                        1,725,738
   3,782,279          CS First Boston Mortgage Securities
                       Corp.,
                       3.727%, due 03/15/35                        3,868,368

                 See Accompanying Notes to Financial Statements

ING
VP
BOND
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
                      COMMERCIAL (CONTINUED)
$  5,200,000          First Union National Bank-Bank of
                       America Commercial Mortgage Trust,
                       6.136%, due 12/15/10                   $    5,967,054
   7,300,000          GE Capital Commercial Mortgage Corp.,
                       6.531%, due 05/15/33                        8,565,686
   6,350,000          JP Morgan Chase Commercial Mortgage
                       Securities Corp.,
                       6.162%, due 05/12/34                        7,291,475
   9,380,000          JP Morgan Chase Commercial Mortgage
                       Securities Corp.,
                       6.244%, due 04/15/35                       10,666,550
   7,030,000          LB-UBS Commercial Mortgage Trust,
                       4.659%, due 12/15/26                        7,433,915
   2,000,000          LB-UBS Commercial Mortgage Trust,
                       6.133%, due 12/15/30                        2,294,784
   5,220,000          LB-UBS Commercial Mortgage Trust,
                       6.226%, due 03/15/26                        5,974,313
   4,500,000          LB-UBS Commercial Mortgage Trust,
                       7.370%, due 08/15/26                        5,469,845
   9,380,000          Mortgage Capital Funding, Inc.,
                       6.663%, due 03/18/30                       10,782,478
   4,534,017          Prudential Commercial Mortgage Trust,
                       3.669%, due 02/11/36                        4,627,554
   5,281,576          Vendee Mortgage Trust,
                       5.849%, due 09/15/23                        5,468,848
                                                              --------------
                                                                  87,576,713
                                                              --------------
                      CREDIT CARD: 1.0%
   8,800,000          Citibank Credit Card Issuance Trust,
                       5.650%, due 06/16/08                        9,674,947
   3,460,000          Fleet Credit Card Master Trust II,
                       2.400%, due 07/15/08                        3,509,411
                                                              --------------
                                                                  13,184,358
                                                              --------------
                      HOME EQUITY: 0.8%
     695,000          Equity One, Inc.,
                       2.976%, due 09/25/33                          705,952
   2,602,000          Residential Funding Mortgage
                       Securities II, 3.450%, due 01/25/16         2,666,301
   7,465,000          Saxon Asset Securities Trust,
                       3.960%, due 06/25/33                        7,618,233
                                                              --------------
                                                                  10,990,486
                                                              --------------
                      OTHER: 0.2%
   3,256,000    XX    Residential Asset Mortgage Products,
                       Inc., 2.140%, due 06/25/33                  3,234,634
                                                              --------------
                                                                   3,234,634
                                                              --------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
                      WHOLE LOAN: 2.7%
$  1,868,821          Bank of America Alternative Loan
                       Trust, 5.500%, due 02/25/33            $    1,923,581
   5,340,823          Bank of America Mortgage Securities,
                       4.413%, due 03/25/33                        5,432,976
   1,526,362    XX    Bear Stearns Adjustable Rate Mortgage
                       Trust,
                       6.020%, due 01/25/32                        1,547,827
   5,150,036          Bear Stearns Asset Backed Securities,
                       Inc., 5.625%, due 11/25/32                  5,359,483
  16,778,141          MASTR Alternative Loans Trust,
                       6.500%, due 05/25/33                       17,333,917
   4,835,000    XX    Washington Mutual,
                       5.000%, due 06/25/18                        4,943,788
                                                              --------------
                                                                  36,541,572
                                                              --------------
                      Total Collateralized Mortgage
                       Obligations and Asset Backed
                       Securities
                       (Cost $159,623,065)                       165,333,594
                                                              --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 27.6%
                      FEDERAL HOME LOAN MORTGAGE CORPORATION: 8.7%
   1,477,000          4.000%, due 04/15/21                         1,499,992
  13,350,000          4.250%, due 06/15/05                        14,085,839
  24,964,116          5.500%, due 05/01/23                        25,861,050
  19,033,841          5.500%, due 05/15/31                        19,490,124
   6,840,000          5.875%, due 03/21/11                         7,706,211
  44,630,000          6.000%, due 09/15/31                        46,261,762
   3,092,677          7.500%, due 11/01/28                         3,295,755
     747,788          7.500%, due 12/01/11                           798,180
                                                              --------------
                                                                 118,998,913
                                                              --------------
                      FEDERAL NATIONAL MORTGAGE ASSOCIATION: 14.0%
     929,032          10.000%, due 02/25/19                        1,051,307
     695,000          2.859%, due 12/26/29                           704,270
  12,880,000          2.875%, due 05/19/08                        12,936,801
  10,904,000          4.000%, due 06/25/16                        11,046,913
  19,860,000          4.600%, due 06/05/18                        19,844,748
  28,500,000          5.000%, due 08/25/18                        29,381,733
   8,500,000          5.000%, due 10/25/33 TBA                     8,569,063
   7,800,000          5.500%, due 10/15/33 TBA                     8,014,500
   6,467,498          6.000%, due 03/01/17                         6,752,469
     411,626          6.000%, due 03/01/17                           429,764
   8,476,702          6.000%, due 04/01/17                         8,850,227
   3,016,429          6.000%, due 07/01/29                         3,141,313
     491,368          6.000%, due 08/01/17                           513,020
   9,730,000          6.000%, due 10/15/32 TBA                    10,100,956
  12,300,000          6.500%, due 07/15/33 TBA                    12,830,438
  13,878,276          6.500%, due 08/01/29                        14,492,240
   8,000,000          6.500%, due 09/25/23                         8,451,832
   1,926,744          6.500%, due 11/01/13                         2,034,822
     956,510          7.000%, due 01/01/30                         1,008,086
     117,750          7.000%, due 02/01/26                           124,441
     224,406          7.000%, due 02/01/26                           237,156
     117,209          7.000%, due 03/01/26                           123,819
     203,849          7.000%, due 03/01/26                           215,346
     153,018          7.000%, due 03/01/26                           161,648
     186,148          7.000%, due 03/01/26                           196,725
     202,348          7.000%, due 03/01/26                           213,845
   6,403,621          7.000%, due 06/01/31                         6,756,782
     110,960          7.000%, due 08/01/25                           117,265
     118,023          7.000%, due 10/01/25                           124,729
      44,601          7.000%, due 11/01/25                            47,135
     126,379          7.000%, due 12/01/25                           133,560
     183,233          7.000%, due 12/01/25                           193,645
     157,294          7.000%, due 12/01/25                           166,231
   8,048,859          7.500%, due 01/25/48                         8,987,058
   6,401,748          7.500%, due 06/25/32                         7,147,955
     467,105          7.500%, due 07/01/11                           500,248
     654,247          7.500%, due 10/01/30                           695,321
     490,942          7.500%, due 11/01/30                           521,763
     898,100          7.500%, due 11/01/30                           954,482
   2,412,057          8.500%, due 01/01/25                         2,628,194
   1,474,566          8.500%, due 11/01/23                         1,608,343
                                                              --------------
                                                                 192,010,193
                                                              --------------

                 See Accompanying Notes to Financial Statements

ING
VP
BOND
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
                      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 4.9%
$    419,193          5.000%, due 12/20/29                    $      435,618
     617,492          5.375%, due 04/20/28                           640,323
   5,000,000          6.000%, due 10/15/31 TBA                     5,223,440
  22,965,904          6.500%, due 10/15/31                        24,121,365
     413,416          7.000%, due 04/15/26                           438,117
     652,911          7.000%, due 04/15/26                           691,921
     402,894          7.000%, due 04/15/26                           426,966
     558,102          7.000%, due 04/15/26                           591,447
   1,648,455          7.000%, due 04/15/32                         1,741,695
   2,792,854          7.000%, due 05/15/31                         2,950,823
   1,793,105          7.000%, due 05/15/32 TBA                     1,894,526
   1,926,554          7.000%, due 06/15/31                         2,036,147
      95,908          7.500%, due 01/15/26                           101,932
     244,432          7.500%, due 01/15/30                           259,875
       5,805          7.500%, due 01/15/31                             6,170
       6,663          7.500%, due 01/15/31                             7,081
       5,614          7.500%, due 01/15/31                             5,966
     578,033          7.500%, due 01/15/32                           614,571
     658,877          7.500%, due 02/15/30                           700,263
       6,276          7.500%, due 02/15/30                             6,673
     181,540          7.500%, due 02/15/31                           192,940
       3,318          7.500%, due 02/15/31                             3,526
       6,444          7.500%, due 02/15/31                             6,849
       7,147          7.500%, due 02/15/31                             7,595
       6,158          7.500%, due 02/15/31                             6,548
       4,062          7.500%, due 02/15/31                             4,317
     763,879          7.500%, due 02/15/32                           811,857
     131,132          7.500%, due 03/15/29                           139,368
      81,052          7.500%, due 03/15/31                            86,142
      18,656          7.500%, due 03/15/31                            19,828
      96,138          7.500%, due 03/15/32                           102,177
     503,581          7.500%, due 03/15/32                           535,212
     162,127          7.500%, due 04/15/22                           173,718
     293,474          7.500%, due 04/15/29                           311,907
     182,391          7.500%, due 04/15/31                           193,845
      28,960          7.500%, due 04/15/32                            30,779
      15,242          7.500%, due 05/15/22                            16,199
     271,040          7.500%, due 05/15/30                           288,164
     430,506          7.500%, due 05/15/32                           457,546
      12,849          7.500%, due 06/15/22                            13,656
       7,019          7.500%, due 06/15/22                             7,460
      13,619          7.500%, due 06/15/24                            14,475
      13,972          7.500%, due 06/15/24                            14,849
     101,863          7.500%, due 06/15/30                           108,261
      64,990          7.500%, due 06/15/30                            69,072
     171,263          7.500%, due 06/15/32                           182,020
     561,683          7.500%, due 06/15/32                           596,962
       9,559          7.500%, due 07/15/26                            10,159
       6,752          7.500%, due 07/15/30                             7,179
     229,326          7.500%, due 07/15/30                           243,814
       5,886          7.500%, due 07/15/30                             6,258
     507,435          7.500%, due 07/15/32                           539,308
      20,576          7.500%, due 08/15/22                            21,868
       6,470          7.500%, due 08/15/29                             6,877
     663,793          7.500%, due 08/15/29                           705,487
       5,951          7.500%, due 08/15/30                             6,327
       6,998          7.500%, due 08/15/30                             7,440
      62,794          7.500%, due 08/15/30                            66,738
     679,444          7.500%, due 08/15/32                           722,119
     250,844          7.500%, due 09/15/29                           266,600
      47,968          7.500%, due 09/15/31                            50,981
   2,628,981          7.500%, due 09/15/32                         2,794,113
     183,115          7.500%, due 10/15/29                           194,617
     251,287          7.500%, due 10/15/30                           267,163
       5,799          7.500%, due 11/15/30                             6,166
       6,664          7.500%, due 11/15/30                             7,085
       7,222          7.500%, due 11/15/30                             7,678
       6,424          7.500%, due 11/15/30                             6,830
   1,540,822          7.500%, due 11/20/30                         1,628,539
     282,873          7.500%, due 12/15/29                           300,641
     274,216          7.500%, due 12/15/30                           291,440
       4,609          7.500%, due 12/15/30                             4,900
   4,321,087          7.500%, due 12/15/31                         4,594,144
   6,906,872          8.000%, due 12/15/17                         7,553,222
                                                              --------------
                                                                  67,607,884
                                                              --------------
                      Total U.S. Government Agency
                       Obligations
                       (Cost $374,337,571)                       378,616,990
                                                              --------------
U.S. TREASURY OBLIGATIONS: 20.1%
                      U.S. TREASURY BONDS: 4.4%
  13,073,000          5.375%, due 02/15/31                        14,725,009
  36,553,000          6.250%, due 08/15/23                        44,786,015
                                                              --------------
                                                                  59,511,024
                                                              --------------
                      U.S. TREASURY NOTES: 15.7%
 183,306,000    S     1.250%, due 05/31/05                       183,255,957
   1,825,000          2.000%, due 05/15/06                         1,844,962
   8,190,000          2.625%, due 05/15/08                         8,267,428
  13,000,000          3.000%, due 01/31/04                        13,155,909
   9,014,000          3.625%, due 05/15/13                         9,087,248
                                                              --------------
                                                                 215,611,504
                                                              --------------
                      Total U.S. Treasury Obligations
                       (Cost $276,302,135)                       275,122,528
                                                              --------------
   Shares                                                         Value
----------------------------------------------------------------------------
PREFERRED STOCKS: 0.4%
                      AUTO MANUFACTURERS: 0.3%
     167,874          General Motors                               4,180,063
                                                              --------------
                                                                   4,180,063
                                                              --------------

   Shares                                                         Value
----------------------------------------------------------------------------
                      MEDIA: 0.1%
$      2,750          CSC Holdings, Inc.                      $      282,563
          26    @     Paxson                                         256,750
       2,250          Primedia, Inc.                                 216,563
                                                              --------------
                                                                     755,876
                                                              --------------
                      TELECOMMUNICATIONS: 0.0%
         120    @     Crown Castle, Inc.                             131,700
                                                              --------------
                                                                     131,700
                                                              --------------
                      Total Preferred Stocks
                       (Cost $5,068,744)                           5,067,639
                                                              --------------
                      Total Long-Term Investments
                       (Cost $1,302,773,953)                   1,335,646,053
                                                              --------------
 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 11.9%
                      COMMERCIAL PAPER: 10.5%
$ 12,000,000    S     AOL TIME WARNER, Inc.,
                       1.340%, due 07/15/03                       11,993,747
  12,000,000          Blue Ridge Asset Funding,
                       1.070%, due 07/31/03                       11,989,300
  13,000,000    S     Credit Suisse First Boston,
                       1.250%, due 07/21/03                       12,990,972
  13,000,000    S     Crown Point Capital,
                       1.040%, due 07/18/03                       12,993,616
  14,000,000    S     Deere & Company,
                       1.330%, due 07/25/03                       13,987,587
  14,000,000    S     Diamlerchrysler,
                       1.260%, due 08/04/03                       13,983,340

                 See Accompanying Notes to Financial Statements

ING
VP
BOND
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
                      COMMERCIAL PAPER (CONTINUED)
$ 12,000,000    S     Edison Asset Security LLC,
                       1.230%, due 07/28/03                   $   11,988,930
  14,000,000    S     Ford Motor Credit Corp.,
                       1.400%, due 07/28/03                       13,985,300
  13,500,000    S     General Motors Accept.,
                       1.420%, due 07/24/03                       13,487,753
  12,000,000    S     Household Finance Corp.,
                       1.250%, due 07/02/03                       11,999,583
  14,000,000    S     Kraft Foods, Inc.,
                       1.450%, due 07/25/03                       13,986,467
                                                              --------------
                                                                 143,386,595
                                                              --------------
                      REPURCHASE AGREEMENT: 1.4%
  19,770,000    S     State Street Repurchase Agreement
                       dated 06/30/03, 1.100%, due 07/01/03,
                       $6,688,204 to be received upon
                       repurchase (Collateralized by
                       $6,820,000 Federal Home Loan Bank,
                       1.300%, Market Value $6,826,397, due
                       06/28/04)                                  19,770,000
                                                              --------------
                      Total Short-Term Investments
                       (Cost $163,156,595)                       163,156,595
                                                              --------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $1,465,930,548)*                 109.4%  $1,498,802,648
              OTHER ASSETS AND LIABILITIES-NET         (9.4)    (129,365,254)
                                                      ------  --------------
              NET ASSETS                              100.0%  $1,369,437,394
                                                      ======  ==============

 @      Non-income producing security
 @@     Foreign Issuer
 #      Securities purchased pursuant to Rule 144A, under the
        Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
 XX     Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Portfolio's valuation procedures.
 TBA    To be announced
 S      Segregated securities for swaps and when-issued or delayed delivery securities held at June 30, 2003.
 REITs  Real Estate Investment Trusts
 *      Cost for federal income tax purposes is the same as for
        financial statement purposes. Net unrealized appreciation
        consists of:

        Gross Unrealized Appreciation                              $36,178,756
        Gross Unrealized Depreciation                               (3,306,656)
                                                                   -----------
        Net Unrealized Appreciation                                $32,872,100
                                                                   ===========

Information concerning open swap contract at June 30, 2003 is shown below:

SWAP COUNTER PARTY        MERRILL LYNCH
Notional Principal        $6,805,000
Fund will Pay:            Notional amount times (libor rate +0.90%) times actual days divided by 360
Effective LIBOR rate:     1.2788%
Fund will receive:        Notional amount times Index Return [1]. Positive amounts are paid to the Fund. The absolute value of negative amounts are paid to Merrill Lynch Capital Services.
Index:                    U.S. High Yield Cash Pay Index
Payment Date:             Quarterly on the 2nd
Net unrealized gain:      $591,101
Termination date:         July 2, 2003

 [1]  Index return calculation: (Ending Index Level -- Starting
      Index Level) / Starting Index Level.

                 See Accompanying Notes to Financial Statements

ING
VP
MONEY
MARKET
PORTFOLIO(1)  PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
ASSET-BACKED COMMERCIAL PAPER: 17.3%
$ 14,500,000          Blue Ridge Asset Funding,
                       1.050%, due 07/14/03                   $   14,494,502
  14,000,000          Blue Ridge Asset Funding,
                       1.070%, due 07/31/03                       13,987,517
  14,800,000          Crown Point Capital,
                       0.950%, due 10/09/03                       14,752,936
  14,500,000          Crown Point Capital,
                       1.010%, due 09/19/03                       14,462,590
  26,400,000          Crown Point Capital,
                       1.160%, due 09/10/03                       26,342,712
  15,000,000          Crown Point Capital,
                       1.230%, due 08/05/03                       14,982,062
  14,500,000          Edison Asset Securitization LLC,
                       1.140%, due 11/17/03                       14,442,290
  15,000,000          Edison Asset Securitization LLC,
                       1.250%, due 07/16/03                       14,992,188
  14,400,000          Galaxy Funding, Inc.,
                       1.170%, due 08/27/03                       14,375,952
   9,300,000          Galaxy Funding, Inc.,
                       1.250%, due 07/28/03                        9,291,281
  14,500,000          Jupiter Securitization Corp.,
                       0.990%, due 07/23/03                       14,491,228
  14,500,000          Jupiter Securitization Corp.,
                       1.050%, due 07/15/03                       14,494,079
  14,500,000          Old Line Funding Corp.,
                       1.230%, due 07/09/03                       14,496,037
  14,100,000          Old Line Funding Corp.,
                       1.375%, due 07/24/03                       14,089,415
  16,000,000          Preferred Receivable Funding Corp.,
                       1.200%, due 07/02/03                       15,999,467
  14,500,000          Thunder Bay Funding, Inc.,
                       1.160%, due 07/28/03                       14,487,385
  10,900,000          Thunder Bay Funding, Inc.,
                       1.190%, due 07/18/03                       10,893,875
                                                              --------------
                      Total Asset-Backed Commercial Paper
                       (Cost $251,073,877)                       251,075,516
                                                              --------------
CERTIFICATES OF DEPOSIT: 8.1%
16,000,000..    @@    Barclays Bank PLC,
                       1.260%, due 09/03/03                       16,005,760
17,500,000..    @@    Barclays Bank PLC,
                       1.620%, due 12/09/03                       17,543,750
15,450,000..    @@    Canadian Imperial Bank,
                       1.290%, due 08/11/03                       15,477,931
  19,000,000          HBOS Treasury Services,
                       1.250%, due 07/29/03                       18,999,832
  17,900,000          State Street Bank & Trust,
                       1.220%, due 07/06/04                       17,916,110
  14,000,000          Washington Mutual Bank,
                       1.220%, due 11/25/03                       14,009,520
  17,100,000          Washington Mutual Bank,
                       1.290%, due 10/17/03                       17,112,483
                                                              --------------
                      Total Certificates of Deposit
                       (Cost $116,963,494)                       117,065,386
                                                              --------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
COMMERCIAL PAPER: 3.8%
  16,000,000          Credit Suisse First Boston,
                       1.250%, due 07/21/03                   $   15,988,889
   9,250,000          Household Finance Corp.,
                       0.980%, due 09/03/03                        9,231,038
$ 15,000,000          Household Finance Corp.,
                       1.240%, due 07/03/03                       14,998,967
  14,000,000          UBS Finance, Inc.,
                       1.030%, due 07/11/03                       13,995,994
                                                              --------------
                      Total Commercial Paper
                       (Cost $54,217,734)                         54,214,888
                                                              --------------
CORPORATE NOTES: 55.9%
  24,100,000          American Honda Finance,
                       1.320%, due 08/04/03                       24,100,294
  18,000,000          American Honda Finance,
                       1.400%, due 09/16/03                       18,006,660
  14,817,000          Associates Corp.,
                       5.750%, due 11/01/03                       15,041,181
  18,700,000          Bank Of America Corp.,
                       1.354%, due 07/07/03                       18,700,348
  25,500,000          Bank Of America Corp.,
                       6.820%, due 08/18/03                       25,503,060
   9,500,000          Bank Of New York,
                       1.310%, due 06/25/04                        9,501,045
5,800,000...    @@    Bank Of Scotland Treasury Services,
                       1.770%, due 01/22/04                        5,823,316
  16,000,000          Bank One,
                       1.290%, due 02/24/04                       16,001,280
  16,000,000          Bank One,
                       1.290%, due 03/04/04                       16,001,280
  14,000,000          Bank One,
                       1.933%, due 02/23/04                       14,011,900
   9,760,000          Bankamerica Corp.,
                       5.750%, due 03/01/04                       10,055,533
17,900,000..    @@    Barclays Bank PLC,
                       1.280%, due 03/08/04                       17,925,955
   3,920,000          Bell Atlantic,
                       5.875%, due 02/01/04                        4,021,058
  17,000,000          Bellsouth Corp.,
                       4.160%, due 04/26/04                       17,405,790
  16,000,000          BP Capital,
                       1.295%, due 03/08/04                       16,001,760
  15,000,000    @@    Canadian Imperial Bank,
                       1.295%, due 12/15/03                       15,000,352
  11,300,000          Chase Manhattan Bank,
                       1.074%, due 06/30/04                       11,294,689
  24,000,000          Citigroup, Inc.,
                       3.848%, due 07/17/03                       24,001,255
   5,600,000          First Union National Bank,
                       1.660%, due 02/20/04                        5,613,832
   8,000,000          First Union National Bank,
                       5.268%, due 06/08/04                        8,010,720
  13,000,000          Fleet Boston Corp.,
                       6.913%, due 07/31/03                       13,002,365
  16,000,000          General Electric Capital,
                       1.340%, due 07/09/04                       16,013,120
  18,850,000          General Electric Capital,
                       1.770%, due 01/28/04                       18,856,032
  25,500,000          General Electric Capital,
                       2.019%, due 10/22/03                       25,516,065
  15,000,000          Goldman Sachs,
                       1.400%, due 10/27/03                       15,013,500
  16,000,000          Goldman Sachs,
                       1.350%, due 09/26/03                       16,011,200
  32,000,000          Goldman Sachs,
                       1.604%, due 08/01/03                       32,000,000
   5,150,000          GTE North,
                       6.000%, due 01/15/04                        5,280,964
  19,500,000          HBOS Treasury Services PLC,
                       1.270%, due 06/24/04                       19,509,360
   6,100,000          Heller Financial, Inc.,
                       6.000%, due 03/19/04                        6,306,790

                 See Accompanying Notes to Financial Statements

ING
VP
MONEY
MARKET
PORTFOLIO(1)PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                         Value
----------------------------------------------------------------------------
$ 12,800,000          Household Finance Corp.,
                       4.520%, due 09/15/03                   $   12,879,872
   5,400,000          Household Finance Corp.,
                       6.930%, due 09/26/03                        5,402,430
   9,200,000          Merrill Lynch & Co., Inc.,
                       1.321%, due 11/19/03                        9,200,000
  23,950,000          Merrill Lynch & Co., Inc.,
                       1.590%, due 03/08/04                       24,005,324
  12,800,000          Merrill Lynch & Co., Inc.,
                       1.987%, due 08/01/03                       12,803,642
  13,500,000          Money Market Trust LLY,
                       1.370%, due 06/03/04                       13,504,576
  18,300,000          Money Market Trust Series 2003-A,
                       1.439%, due 02/19/04                       18,303,843
  31,400,000          Money Market Trust Series A-1,
                       1.460%, due 07/09/04                       31,404,082
  18,000,000    @@    Rabobank Nederland,
                       1.293%, due 01/22/04                       18,024,120
  18,000,000    @@    Rabobank Nederland,
                       1.295%, due 01/23/04                       18,024,840
  11,000,000          Salomon Smith Barney,
                       1.480%, due 11/13/03                       11,009,900
  19,000,000          Salomon Smith Barney,
                       1.970%, due 02/20/04                       19,021,280
  30,000,000          SBC Communications, Inc.,
                       4.180%, due 06/05/04                       30,964,500
  31,000,000          Toyota Motor Credit Corp.,
                       1.370%, due 01/16/04                       31,004,650
  15,000,000          US Bancorp,
                       1.569%, due 09/15/03                       15,004,950
   8,000,000          US Bank,
                       1.390%, due 11/14/03                        8,001,920
  15,500,000          Washington Mutual Bank,
                       1.260%, due 11/13/03                       15,513,020
   9,000,000          Wells Fargo Bank,
                       1.280%, due 02/06/04                        9,001,350
  18,000,000          Wells Fargo Bank,
                       1.300%, due 01/26/04                       18,001,440
  18,900,000          Wells Fargo Bank,
                       1.321%, due 11/24/03                       18,900,756
  10,000,000          Wells Fargo Bank,
                       1.338%, due 07/02/04                       10,003,400
                                                              --------------
                      Total Corporate Notes
                       (Cost $809,132,802)                       809,510,599
                                                              --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.7%
  16,000,000          Federal Home Loan Bank,
                       1.410%, due 03/05/04                       16,006,560
  16,000,000          Federal Home Loan Bank,
                       1.410%, due 03/08/04                       16,006,720
  20,200,000          Federal Home Loan Bank,
                       5.375%, due 01/05/04                       20,645,612
   8,900,000          Federal Home Loan Bank,
                       5.500%, due 02/25/04                        9,156,053
  28,000,000          Federal Home Loan Mortgage
                       Corporation,
                       3.250%, due 01/15/04                       28,332,360
   3,900,000          Federal Home Loan Mortgage
                       Corporation,
                       3.400%, due 02/20/04                        3,958,110
$ 15,000,000          Federal National Mortgage Association,
                       1.250%, due 07/07/04                       15,004,200
  16,000,000          Federal National Mortgage Association,
                       5.125%, due 02/13/04                       16,400,480
                                                              --------------
                      Total U.S. Government Agency
                       Obligations
                       (Cost $125,399,430)                       125,510,095
                                                              --------------
REPURCHASE AGREEMENT: 6.9%
 100,555,000          Morgan Stanley Repurchase Agreement
                       dated 06/30/03, 1.100%, due 07/01/03,
                       $100,558,073 to be received upon
                       repurchase (Collateralized by total
                       $98,735,000 Federal National Mortgage
                       Association, Market Value
                       $102,570,931)(2)                          100,555,000
                                                              --------------
                      Total Repurchase Agreement
                       (Cost $100,555,000)                       100,555,000
                                                              --------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $1,457,342,337)*                 100.7%  $1,457,931,484
              OTHER ASSETS AND LIABILITIES-NET         (0.7)     (10,342,021)
                                                      ------  --------------
              NET ASSETS                              100.0%  $1,447,589,463
                                                      ======  ==============

 @@    Foreign Issuer
 PLC   Public Limited Company
 (1)   All securities with a maturity date greater than one year
       have a variable rate, a demand feature, are prerefunded,
       have optional or mandatory put resulting in an effective
       maturity of one year or less. Rate shown reflects current
       rate.
 (2)   Collateral information for the repurchase agreement is as
       follows:

          PAR                 MARKET      MATURITY
         VALUE     RATE       VALUE         DATE
         -----     ----       ------      --------
      $11,000,000  4.375%  $ 11,925,260   10/15/06
       10,000,000  5.250%    10,248,333   08/14/06
       10,265,000  3.000%    10,410,181   07/29/04
       10,000,000  5.625%    10,464,062   05/14/04
       10,000,000  4.400%    10,180,378   05/07/05
        5,180,000  5.250%     5,801,603   04/15/07
        8,470,000  3.625%     8,700,724   04/15/04
        3,580,000  2.375%     3,632,775   04/13/06
       10,100,000  4.750%    10,501,921   03/15/04
       11,120,000  5.125%    11,611,713   02/13/04
        9,020,000  2.750%     9,093,981   11/14/05
      -----------          ------------
       98,735,000           102,570,931
      -----------          ------------

 * Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

      Gross Unrealized Appreciation                                 $649,262
      Gross Unrealized Depreciation                                  (60,115)
                                                                    --------
      Net Unrealized Appreciation                                   $589,147
                                                                    ========

                 See Accompanying Notes to Financial Statements

ING
VP
MONEY
MARKET
PORTFOLIO   PORTFOLIO OF INVESTMENTS as of June 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                             Percentage of
Industry                                                      Net Assets
--------------------------------------------------------------------------
Asset-Backed Commercial Paper                                     17.3%
Bank holding companies                                             3.8%
Commercial Banks, NEC                                              1.7%
Federal & Federally-Sponsored Credit Agencies                      8.7%
Foreign bank, branches and agencies                               13.3%
Miscellaneous Business Credit Institution                          1.3%
National Commercial Banks                                         16.4%
Personal Credit Institutions                                      16.4%
Pharmaceutical Preparations                                        0.9%
Security Brokers, Dealers & Flotation Companies                    9.6%
Short-Term Business Credit Institutions                            0.4%
Telephone Communications                                           4.0%
Repurchase Agreement                                               6.9%
Other Assets and Liabilities, Net                                 -0.7%
                                                                 -----
NET ASSETS                                                       100.0%
                                                                 =====

                 See Accompanying Notes to Financial Statements

                  DIRECTOR AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Portfolios are managed under the direction of the Portfolios' Board of Directors. Information pertaining to the Director and Officers of the Portfolios is set forth below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                  TERM OF OFFICE
                               POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE            WITH COMPANY     TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------          ----------------   --------------           --------------------------
INDEPENDENT DIRECTORS

Albert E. DePrince, Jr.          Director         June, 1998        Director, Business and Economic Research
7337 E. Doubletree Ranch Road                     to present        Center (1999 to present) and Professor
Scottsdale, AZ 85258                                                of Economics and Finance, Middle
Born: 1941                                                          Tennessee State University (1991 to
                                                                    present).

Maria T. Fighetti                Director         April, 1994       Associate Commissioner, Contract
7337 E. Doubletree Ranch Road                     to present        Management -- Health Services for New
Scottsdale, AZ 85258                                                York City Department of Mental Health,
Born: 1943                                                          Mental Retardation and Alcohol Services
                                                                    (1973 to 2002).

Sidney Koch                      Director         April, 1994       Financial Adviser and Self-Employed
7337 E. Doubletree Ranch Road                     to present        (January 1993 to present).
Scottsdale, AZ 85258
Born: 1935

Corine T. Norgaard               Director         June, 1991        Dean, Barney School of Business,
7337 E. Doubletree Ranch Road                     to present        University of Hartford (August 1996 to
Scottsdale, AZ 85258                                                present).
Born: 1937

Edward T. O'Dell                 Director         June, 2002        Formerly, Partner/Chairman of Financial
7337 E. Doubletree Ranch Road                     to present        Service Group, Goodwin Proctor LLP (June
Scottsdale, AZ 85258                                                1966 to September 2000); Chairman,
Born: 1935                                                          Committee I -- International Bar
                                                                    Association (1995 to 1999).

Joseph E. Obermeyer(2)           Director         January, 2003     President, Obermeyer & Associates, Inc.
7337 E. Doubletree Ranch Road                     to present        (November 1999 to present) and Senior
Scottsdale, AZ 85258                                                Manager, Arthur Anderson LLP (1995 to
Born: 1957                                                          October 1999).

DIRECTORS WHO ARE "INTERESTED
 PERSONS"

J. Scott Fox(3)                  Director         December, 1997    President and Chief Executive Officer
Aeltus Investment Management,                     to present        (April 2001 to present), Managing
Inc.                                                                Director and Chief Operating Officer
10 State House Square                                               (April 1994 to April 2001), Chief
Hartford, CT                                                        Financial Officer (April 1994 to July
Born: 1955                                                          2001), Aeltus Investment Management,
                                                                    Inc.; Executive Vice President (April
                                                                    2001 to present), Director, Chief
                                                                    Operating Officer (February 1995 to
                                                                    present), Chief Financial Officer,
                                                                    Managing Director (February 1995 to
                                                                    April 2001), Aeltus Capital, Inc; Senior
                                                                    Vice President -- Operations, Aetna Life
                                                                    Insurance and Annuity Company, March
                                                                    1997 to December 1997.

                                NUMBER OF
                               PORTFOLIOS
                                 IN FUND
                                 COMPLEX
                               OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE           DIRECTOR            HELD BY DIRECTOR
---------------------          -----------        -------------------
INDEPENDENT DIRECTORS
Albert E. DePrince, Jr.           54                       --
7337 E. Doubletree Ranch Road
Scottsdale, AZ 85258
Born: 1941
Maria T. Fighetti                 54                       --
7337 E. Doubletree Ranch Road
Scottsdale, AZ 85258
Born: 1943
Sidney Koch                       54                       --
7337 E. Doubletree Ranch Road
Scottsdale, AZ 85258
Born: 1935
Corine T. Norgaard                54         Director/Trustee, Mass Mutual
7337 E. Doubletree Ranch Road                Corporate Investors
Scottsdale, AZ 85258
Born: 1937
Edward T. O'Dell                  54                       --
7337 E. Doubletree Ranch Road
Scottsdale, AZ 85258
Born: 1935
Joseph E. Obermeyer(2)            54                       --
7337 E. Doubletree Ranch Road
Scottsdale, AZ 85258
Born: 1957
DIRECTORS WHO ARE "INTERESTED
 PERSONS"
J. Scott Fox(3)                   54         Mr. Fox is a Director of IPC
Aeltus Investment Management,                Financial Network, Inc.
Inc.
10 State House Square
Hartford, CT
Born: 1955

--------------------------------------------------------------------------------

                                                  TERM OF OFFICE
                               POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE            WITH COMPANY     TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------          ----------------   --------------           --------------------------
DIRECTORS WHO ARE "INTERESTED
 PERSONS"

Thomas J. McInerney(4)           Director         April, 2002       Chief Executive Officer, ING U.S.
7337 E. Doubletree Ranch Rd.                      to present        Financial Services (September 2001 to
Scottsdale, AZ 85258                                                present); General Manager and Chief
Born: 1956                                                          Executive Officer, ING U.S. Worksite
                                                                    Financial Services (December 2000 to
                                                                    present); Member, ING Americas Executive
                                                                    Committee (2001 to present); President,
                                                                    Chief Executive Officer and Director of
                                                                    Northern Life Insurance Company (2001 to
                                                                    present), ING Aeltus Holding Company,
                                                                    Inc. (2000 to present), ING Retail
                                                                    Holding Company (1998 to present).
                                                                    Formerly, ING Life Insurance and Annuity
                                                                    Company (1997 to November 2002); ING
                                                                    Retirement Holdings, Inc. (1997 to March
                                                                    2003); General Manager and Chief
                                                                    Executive Officer, ING Worksite Division
                                                                    (December 2000 to October 2001),
                                                                    President, ING-SCI, Inc. (August 1997 to
                                                                    December 2000); President, Aetna
                                                                    Financial Services (August 1997 to
                                                                    December 2000); Head of National
                                                                    Accounts, Core Sales and Marketing,
                                                                    Aetna U.S. Healthcare (April 1996 to
                                                                    March 1997);

                                NUMBER OF
                               PORTFOLIOS
                                 IN FUND
                                 COMPLEX
                               OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE           DIRECTOR            HELD BY DIRECTOR
---------------------          -----------        -------------------
DIRECTORS WHO ARE "INTERESTED
 PERSONS"
Thomas J. McInerney(4)            165        Director, Hemisphere, Inc.
7337 E. Doubletree Ranch Rd.                 (May 2003 -- Present).
Scottsdale, AZ 85258                         Trustee, ING Investors Trust
Born: 1956                                   (February 2002 -- Present);
                                             Director, Equitable Life
                                             Insurance Co., Golden American
                                             Life Insurance Co., Life
                                             Insurance Company of Georgia,
                                             Midwestern United Life
                                             Insurance Co., ReliaStar Life
                                             Insurance Co., Security Life
                                             of Denver, Security
                                             Connecticut Life Insurance
                                             Co., Southland Life Insurance
                                             Co., USG Annuity and Life
                                             Company, and United Life and
                                             Annuity Insurance Co. Inc
                                             (March 2001 -- Present);
                                             Trustee, Ameribest Life
                                             Insurance Co., (2001-2003);
                                             Trustee, First Columbine Life
                                             Insurance Co., (2001-2002);
                                             Member of the Board, National
                                             Commission on Retirement
                                             Policy, Governor's Council on
                                             Economic Competitiveness and
                                             Technology of Connecticut,
                                             Connecticut Business and
                                             Industry Association,
                                             Bushnell; Connecticut Forum;
                                             Metro Hartford Chamber of
                                             Commerce; and is Chairman,
                                             Concerned Citizens for
                                             Effective Government.

---------------

(1) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

(2) Mr. Obermeyer was elected to the Board on January 1, 2003.

(3) Mr. Fox is an "interested person", as defined by the Investment Company Act of 1940 Act, as amended ("1940 Act"), because of his relationship with Aeltus Investment Management, Inc, an affiliate of ING Investments, LLC.

(4) Mr. McInerney is an "interested person", as defined by the Investment Company Act of 1940 Act, as amended ("1940 Act") because of his relationship with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.

--------------------------------------------------------------------------------

                                                           TERM OF OFFICE
                                    POSITION(S) HELD        AND LENGTH OF               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                 WITH COMPANY           SERVICE(1)                DURING THE LAST FIVE YEARS
---------------------               ----------------       --------------              --------------------------
OFFICERS:

James M. Hennessy                  President, Chief        February 2002        President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.       Executive Officer,      to present           ING Capital Corporation, LLC, ING Funds
Scottsdale, AZ 85258               and Chief                                    Services, LLC, ING Advisors, Inc., ING
Born: 1949                         Operating Officer                            Investments, LLC, Lexington Funds
                                                                                Distributor, Inc., Express America T.C.,
                                                                                Inc. and EAMC Liquidation Corp.
                                                                                (December 2001 -- Present); Executive
                                                                                Vice President and Chief Operating
                                                                                Officer and ING Funds Distributor, LLC
                                                                                (June 2000 -- Present). Formerly,
                                                                                Executive Vice President and Chief
                                                                                Operating Officer, ING Quantitative
                                                                                Management, Inc. (October
                                                                                2001 -- September 2002), Senior
                                                                                Executive Vice President (June
                                                                                2000 -- December 2000) and Secretary
                                                                                (April 1995 -- December 2000), ING
                                                                                Capital Corporation, LLC, ING Funds
                                                                                Services, LLC, ING Investments, LLC, ING
                                                                                Advisors, Inc., Express America T.C.,
                                                                                Inc. and EAMC Liquidation Corp.;
                                                                                Executive Vice President, ING Capital
                                                                                Corporation, LLC and its affiliates (May
                                                                                1998 -- June 2000); and Senior Vice
                                                                                President, ING Capital Corporation, LLC
                                                                                and its affiliates (April 1995 -- April
                                                                                1998).

Stanley D. Vyner                   Executive Vice          February 2002        Executive Vice President of ING
7337 E. Doubletree Ranch Rd.       President               to present           Advisors, Inc. and ING Investments, LLC
Scottsdale, AZ 85258                                                            (July 2000 to present) and Chief
Born: 1950                                                                      Investment Officer of the International
                                                                                Portfolios, ING Investments, LLC (July
                                                                                1996 to present). Formerly, President
                                                                                and Chief Executive Officer of ING
                                                                                Investments, LLC (August 1996 to August
                                                                                2000).

Michael J. Roland                  Executive Vice          April 2002           Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.       President and           to present           Financial Officer and Treasurer of ING
Scottsdale, AZ 85258               Assistant                                    Funds Services, LLC, ING Funds
Born: 1958                         Secretary                                    Distributor, LLC, ING Advisors, Inc.,
                                   Principal               February, 2002       ING Investments, LLC, Lexington Funds
                                   Financial Officer       to present           Distributor, Inc., Express America T.C.
                                                                                Inc. and EAMC Liquidation Corp.
                                                                                (December 2001 to present). Formerly,
                                                                                Executive Vice President, Chief
                                                                                Financial Officer and Treasurer ING
                                                                                Quantitative Management (December
                                                                                2001 -- September 2002), formerly,
                                                                                Senior Vice President, ING Funds
                                                                                Services, LLC, ING Investments, LLC, and
                                                                                ING Funds Distributor, LLC (June 1998 to
                                                                                December 2001) and Chief Financial
                                                                                Officer of Endeavor Group (April 1997 to
                                                                                June 1998).

Robert S. Naka                     Senior Vice             February 2002        Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.       President and           to present           Secretary of ING Funds Services, LLC,
Scottsdale, AZ 85258               Assistant                                    ING Funds Distributor, LLC, ING
Born: 1963                         Secretary                                    Advisors, Inc., ING Capital Corporation,
                                                                                LLC ING Investments, LLC, (October 2001
                                                                                to present) and Lexington Funds
                                                                                Distributor, Inc. (December 2001 to
                                                                                present). Formerly, Senior Vice
                                                                                President and Assistant Secretary, ING
                                                                                Quantitative Management, Inc. (October
                                                                                2001 -- September 2002). Formerly, Vice
                                                                                President, ING Investments, LLC (April
                                                                                1997 to October 1999), ING Funds
                                                                                Services, LLC (February 1997 to August
                                                                                1999) and Assistant Vice President, ING
                                                                                Funds Services, LLC (August 1995 to
                                                                                February 1997).

Robyn L. Ichilov                   Vice President and      February 2002        Vice President of ING Funds Services,
7337 E. Doubletree Ranch Rd.       Treasurer               to present           LLC (October 2001 to present) and ING
Scottsdale, AZ 85258                                                            Investments, LLC (August 1997 to
Born: 1967                                                                      present); Accounting Manager, ING
                                                                                Investments, LLC (November 1995 to
                                                                                present).

Kimberly A. Anderson               Vice President and      February 2002        Vice President and Secretary of ING
7337 E. Doubletree Ranch Rd.       Secretary               to present           Funds Services, LLC, ING Funds
Scottsdale, AZ 85258                                                            Distributor, LLC, ING Advisors, Inc.,
Born: 1964                                                                      ING Investments, LLC (October 2001 to
                                                                                present) and Lexington Funds
                                                                                Distributor, Inc. (December 2001 to
                                                                                present). Formerly, Vice President, ING
                                                                                Quantitative Management, Inc. (October
                                                                                2001 -- September 2002). Formerly,
                                                                                Assistant Vice President of ING Funds
                                                                                Services, LLC (November 1999 to January
                                                                                2001) and has held various other
                                                                                positions with ING Funds Services, LLC
                                                                                for more than the last five years.

Lauren D. Bensinger                Vice President          March 2003           Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                               to present           Officer, ING Funds Distributor, LLC.
Scottsdale, AZ 85258                                                            (July 1995 -- Present); Vice President
Born: 1954                                                                      (February 1996 -- Present) and Chief
                                                                                Compliance Officer (October
                                                                                2001 -- Present) ING Investments, LLC;
                                                                                Vice President and Chief Compliance
                                                                                Officer, ING Advisors, Inc. (July
                                                                                2000 -- Present), Vice President and
                                                                                Chief Compliance Officer, ING
                                                                                Quantitative Management, Inc. (July
                                                                                2000 -- September 2002), and Vice
                                                                                President, ING Fund Services, LLC (July
                                                                                1995 -- Present).

--------------------------------------------------------------------------------

                                                           TERM OF OFFICE
                                    POSITION(S) HELD        AND LENGTH OF               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                 WITH COMPANY           SERVICE(1)                DURING THE LAST FIVE YEARS
---------------------               ----------------       --------------              --------------------------
OFFICERS:
Maria M. Anderson                  Assistant Vice          April 2002           Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.       President               to present           Services, LLC (October 2001 to present).
Scottsdale, AZ 85258                                                            Formerly, Manager of Fund Accounting and
Born: 1958                                                                      Fund Compliance, ING Investments, LLC
                                                                                (September 1999 to November 2001);
                                                                                Section Manager of Fund Accounting,
                                                                                Stein Roe Mutual Funds (July 1998 to
                                                                                August 1999); and Financial Reporting
                                                                                Analyst, Stein Roe Mutual Funds (August
                                                                                1997 to July 1998).

Todd Modic                         Assistant Vice          April 2002           Vice President of Financial
7337 E. Doubletree Ranch Rd.       President               to present           Reporting -- Fund Accounting of ING
Scottsdale, AZ 85258                                                            Funds Services, LLC (September 2002 to
Born: 1967                                                                      present). Director of Financial
                                                                                Reporting of ING Funds Services, LLC
                                                                                (March 2001 to September 2002).
                                                                                Formerly, Director of Financial
                                                                                Reporting, Axient Communications, Inc.
                                                                                (May 2000 to January 2001) and Director
                                                                                of Finance, Rural/Metro Corporation
                                                                                (March 1995 to May 2000).

Susan P. Kinens                    Assistant Vice          March 2003           Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.       President and           to present           Secretary, ING Funds Services, LLC
Scottsdale, AZ 85258               Assistant                                    (December 2002 -- Present); and has held
Born: 1976                         Secretary                                    various other positions with ING Funds
                                                                                Services, LLC for the last five years.

---------------

(1) The officers hold office until the next annual meeting of the Directors and until their successors are duly elected and qualified.

      INVESTMENT MANAGER

      ING Investments, LLC
      7337 E. Doubletree Ranch Road
      Scottsdale, Arizona 85258

      ADMINISTRATOR

      ING Funds Services, LLC
      7337 E. Doubletree Ranch Road
      Scottsdale, Arizona 85258

      DISTRIBUTOR

      ING Funds Distributor, LLC
      7337 E. Doubletree Ranch Road
      Scottsdale, Arizona 85258
      1-800-992-0180

      TRANSFER AGENT

      DST Systems, Inc.
      P.O. Box 419368
      Kansas City, Missouri 64141-6368

      CUSTODIAN

      Bank of New York
      100 Colonial Center Parkway, Suite 300
      Lake Mary, FL 32746

      LEGAL COUNSEL

      Dechert
      1775 Eye Street, N.W.
      Washington, D.C. 20006

      INDEPENDENT AUDITORS

      KPMG LLP
      99 High Street
      Boston, MA 02110-2371

      Contact your investment professional, or call (800) 992-0180 for a current ING Funds prospectus. The prospectuses contain more complete information on all charges, fees, risks and expenses. Please read the prospectus carefully before investing or sending money.


[ING LOGO]

                                                 AVPSAR0603 -- 081803

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEMS 4-8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a) Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT. The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING VP Balanced Portfolio, Inc.











By /s/ James M. Hennessy
   ---------------------------------
          James M. Hennessy
          President and Chief Executive Officer

Date:  August 28, 2003
       -----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ James M. Hennessy
    --------------------------------
         James M. Hennessy
         President and Chief Executive Officer

Date:  August 28, 2003
       -----------------------------





By /s/ Michael J. Roland
    --------------------------------
         Michael J. Roland
         Executive Vice President and Chief Financial Officer

Date:  August 28, 2003
       -----------------------------